(2_FIDELITY_LOGOS)FIDELITY

INTERMEDIATE BOND
FUND
ANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               7   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      10  A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             11  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    25  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   29  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   32  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           33


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.
An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.
If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998          PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS

FIDELITY INTERMEDIATE BOND            8.70%   33.48%  113.77%

LB INT GOVT/CORP BOND                 8.94%   34.50%  120.46%

SHORT INTERMEDIATE INVESTMENT GRADE   7.65%   30.12%  106.55%
DEBT FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Intermediate Government/Corporate Bond Index - a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and 10 years. To measure how the fund's performance stacked up against its peers, you can compare it to the short intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 94 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998          PAST 1  PAST 5  PAST 10
                                      YEAR    YEARS   YEARS

FIDELITY INTERMEDIATE BOND            8.70%   5.95%   7.89%

LB INT GOVT/CORP BOND                 8.94%   6.11%   8.23%

SHORT INTERMEDIATE INVESTMENT GRADE   7.65%   5.40%   7.51%
 DEBT FUNDS AVERAGE

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER 10 YEARS
             Intermediate Bond           LB Intermediate Govt/Corp
             00032                       LB007
  1988/04/30      10000.00                    10000.00
  1988/05/31       9944.44                     9955.78
  1988/06/30      10117.30                    10114.46
  1988/07/31      10110.45                    10092.98
  1988/08/31      10133.77                    10108.14
  1988/09/30      10299.03                    10283.49
  1988/10/31      10435.37                    10423.21
  1988/11/30      10374.81                    10334.28
  1988/12/31      10399.60                    10343.37
  1989/01/31      10509.70                    10452.02
  1989/02/28      10490.05                    10408.81
  1989/03/31      10539.11                    10453.79
  1989/04/30      10697.37                    10662.74
  1989/05/31      10903.04                    10874.48
  1989/06/30      11151.58                    11148.62
  1989/07/31      11368.90                    11377.53
  1989/08/31      11217.60                    11230.48
  1989/09/30      11278.03                    11283.54
  1989/10/31      11513.38                    11522.06
  1989/11/30      11602.69                    11632.22
  1989/12/31      11628.63                    11664.06
  1990/01/31      11512.17                    11589.27
  1990/02/28      11543.58                    11631.46
  1990/03/31      11546.45                    11646.62
  1990/04/30      11471.41                    11606.20
  1990/05/31      11730.63                    11457.12
  1990/06/30      11882.93                    12020.06
  1990/07/31      12037.94                    12186.82
  1990/08/31      11939.76                    12136.79
  1990/09/30      12033.88                    12230.53
  1990/10/31      12141.88                    12372.53
  1990/11/30      12347.37                    12125.93
  1990/12/31      12505.83                    12732.07
  1991/01/31      12627.60                    12861.19
  1991/02/28      12718.02                    12964.02
  1991/03/31      12786.84                    13052.20
  1991/04/30      12917.70                    13194.45
  1991/05/31      12974.48                    13275.56
  1991/06/30      12966.07                    13284.91
  1991/07/31      13115.94                    13432.97
  1991/08/31      13370.33                    13689.42
  1991/09/30      13623.95                    13924.91
  1991/10/31      13749.10                    14083.83
  1991/11/30      13858.33                    14245.54
  1991/12/31      14318.89                    14593.46
  1992/01/31      14107.23                    14461.32
  1992/02/29      14175.82                    14518.42
  1992/03/31      14113.52                    14461.32
  1992/04/30      14185.68                    14588.41
  1992/05/31      14426.72                    14814.54
  1992/06/30      14623.98                    15033.86
  1992/07/31      14979.90                    15332.76
  1992/08/31      15099.17                    15486.13
  1992/09/30      15200.65                    15696.35
  1992/10/31      15033.24                    15492.70
  1992/11/30      14956.04                    15433.83
  1992/12/31      15189.38                    15640.51
  1993/01/31      15541.60                    15944.72
  1993/02/28      15855.87                    16196.12
  1993/03/31      15930.42                    16260.55
  1993/04/30      16015.28                    16391.43
  1993/05/31      16023.38                    16355.05
  1993/06/30      16358.42                    16611.75
  1993/07/31      16513.97                    16652.43
  1993/08/31      16868.91                    16916.47
  1993/09/30      16930.64                    16986.71
  1993/10/31      17035.04                    17032.19
  1993/11/30      16933.09                    16937.19
  1993/12/31      17006.04                    17014.76
  1994/01/31      17205.08                    17203.75
  1994/02/28      16860.74                    16949.32
  1994/03/31      16557.79                    16669.61
  1994/04/30      16483.91                    16556.17
  1994/05/31      16457.32                    16567.28
  1994/06/30      16476.58                    16569.56
  1994/07/31      16644.93                    16808.08
  1994/08/31      16665.43                    16860.63
  1994/09/30      16584.93                    16705.49
  1994/10/31      16590.05                    16703.22
  1994/11/30      16609.24                    16627.42
  1994/12/31      16664.42                    16686.29
  1995/01/31      16855.81                    16967.51
  1995/02/28      17092.02                    17319.47
  1995/03/31      17201.79                    17418.52
  1995/04/30      17360.82                    17633.53
  1995/05/31      17799.76                    18166.66
  1995/06/30      17907.16                    18288.44
  1995/07/31      17894.90                    18290.97
  1995/08/31      18058.70                    18457.48
  1995/09/30      18172.63                    18591.14
  1995/10/31      18380.32                    18798.32
  1995/11/30      18604.96                    19045.43
  1995/12/31      18798.81                    19245.04
  1996/01/31      18939.60                    19411.04
  1996/02/29      18726.94                    19183.13
  1996/03/31      18613.27                    19084.34
  1996/04/30      18549.36                    19016.88
  1996/05/31      18523.84                    19002.48
  1996/06/30      18717.17                    19204.36
  1996/07/31      18763.91                    19261.46
  1996/08/31      18772.77                    19276.62
  1996/09/30      19024.41                    19545.20
  1996/10/31      19338.49                    19890.60
  1996/11/30      19592.46                    20152.86
  1996/12/31      19484.85                    20023.75
  1997/01/31      19550.10                    20101.57
  1997/02/28      19568.19                    20139.98
  1997/03/31      19442.18                    20001.01
  1997/04/30      19665.18                    20235.99
  1997/05/31      19813.93                    20404.01
  1997/06/30      19999.10                    20590.23
  1997/07/31      20408.74                    21009.15
  1997/08/31      20297.26                    20903.53
  1997/09/30      20524.66                    21146.60
  1997/10/31      20758.17                    21380.82
  1997/11/30      20786.92                    21428.07
  1997/12/31      20959.95                    21599.37
  1998/01/31      21236.66                    21882.36
  1998/02/28      21214.86                    21865.68
  1998/03/31      21288.12                    21935.92
  1998/04/30      21376.90                    22045.83
IMATRL PRASUN   SHR__CHT 19980430 19980506 125035 R00000000000123
$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Intermediate Bond Fund on April 30, 1988. As the chart shows, by April 30, 1998, the value of the investment would have grown to $21,377 - a 113.77% increase on the initial investment. For comparison, look at how the Lehman Brothers Intermediate Government/Corporate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,046 - a 120.46% increase.

UNDERSTANDING
PERFORMANCE
HOW A FUND DID YESTERDAY IS
NO GUARANTEE OF HOW IT WILL DO
TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN
THE OPPOSITE DIRECTION OF
INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A
FUND THAT INVESTS IN BONDS WILL
VARY. THAT MEANS IF YOU SELL
YOUR SHARES DURING A MARKET
DOWNTURN, YOU MIGHT LOSE
MONEY. BUT IF YOU CAN RIDE OUT
THE MARKET'S UPS AND DOWNS,
YOU MAY HAVE A GAIN.
(CHECKMARK)
TOTAL RETURN COMPONENTS
                 YEARS ENDED APRIL 30,

                 1998                   1997    1996   1995    1994

DIVIDEND RETURN  6.69%                  6.61%   6.65%  6.40%   6.49%

CAPITAL RETURN   2.01%                  -0.59%  0.20%  -1.08%  -3.56%

TOTAL RETURN     8.70%                  6.02%   6.85%  5.32%   2.93%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.
DIVIDENDS AND YIELD
PERIODS ENDED APRIL 30, 1998   PAST 1       PAST 6        PAST 1
                               MONTH        MONTHS        YEAR

DIVIDENDS PER SHARE            5.24(CENTS)  31.98(CENTS)  64.59(CENTS)

ANNUALIZED DIVIDEND RATE       6.26%        6.33%         6.38%

30-DAY ANNUALIZED YIELD        5.63%        -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $10.18 over the past one month, $10.19 over the past six months and $10.13 over the past one year, you can compare the fund's income over these three periods.
The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
A continued lack of inflationary
pressure resulted in a favorable
investing climate for bonds during
the 12 months that ended April 30,
1998. The Lehman Brothers
Aggregate Bond Index - a broad
gauge of the U.S. taxable bond
market - returned 10.91% during
this period. Bonds enjoyed a
strong rally from May through
September 1997 on the heels of
encouraging economic data, as
well as the Federal Reserve
Board's reluctance to raise
short-term interest rates. In the
fourth quarter of 1997, global
market volatility and historically
low interest rates were the main
stories. When financial problems
erupted in Asia in late October, the
bond market attracted wary stock
investors in search of investments
offering lower volatility. Interest
rates also plummeted, with the
30-year Treasury bond going below
the 6% mark in November. The
Lehman Brothers Corporate Bond
Index returned 12.07% during the
period, as corporate bonds
benefited from continued economic
growth and high demand for
yield. Despite increased
prepayment activity in early 1998
due to lower rates,
mortgage-backed bonds also fared
relatively well. The Lehman
Brothers Mortgage-Backed
Securities Index returned 10.02%
during the period. The period ended
on a positive note as the
Commerce Department reported
that gross domestic product grew
at a stronger-than-expected rate of
4.2% in the first quarter of 1998 and
employment costs grew at a
slower-than-expected pace -
signs of continued strong
economic growth and benign inflation.
However, the Fed tempered this
news slightly with warnings about
the rising prices of stocks and real
estate.
An interview with Christine Thompson, Portfolio Manager of Fidelity Intermediate Bond Fund
Q. HOW DID THE FUND PERFORM, CHRISTINE?
A. For the 12-month period that ended April 30, 1998, the fund provided a total return of 8.70%. To get a sense of how the fund did compared to its competitors, the short intermediate investment grade debt funds average returned 7.65% for the same 12-month period, according to Lipper Analytical Services. Additionally, the Lehman Brothers Intermediate Government/Corporate Bond Index - which tracks the types of securities in which the fund invests - returned 8.94% over the past year.
Q. WHAT FACTORS HELPED THE FUND OUTPACE ITS PEERS?
A. I'd point to several factors. The first was that the fund's duration, which is a measure of its sensitivity to interest rate changes, was a bit longer than the average for its peers. The fund is managed with an interest-rate sensitivity that approximates the market for investment-grade bonds with maturities of between one and 10 years, other than mortgage securities, as represented by the Lehman Brothers Intermediate Government/Corporate Bond Index. Many other funds in the peer group were managed with shorter durations or less interest-rate sensitivity, and lagged as interest rates declined over the year. Another factor that helped over the past several months was that some of the fund's corporate bonds were tendered - or bought back by their issuers - at very attractive prices, such as Bell Cablemedia, Brooks Fiber and Nabisco.
Q. DID THE FINANCIAL AND ECONOMIC TURMOIL IN SOUTHEAST ASIA AFFECT
YOUR STRATEGY?
A. It certainly opened up some opportunities to buy some attractively priced Yankee bonds, which are securities issued by foreign governments and corporations and denominated in U.S. dollars. As the situation in Asia deteriorated, investors worried what effect the region's economic slowdown would have on the economic health of the rest of the world. The trouble and speed with which the turmoil took its toll on countries like Thailand, Indonesia and Korea prompted a number of investors to scale back on their entire foreign holdings - not just those in Southeast Asia. Among the securities affected were relatively high-quality European corporate bonds and debt issued by Canadian provinces. Beginning at the end of 1997, I added Canadian provincial securities at attractive prices. Subsequently, these Canadian securities performed well because the supply of Canadian provincial bonds is increasingly limited. Many of the Canadian provinces are operating with balanced budgets or budget surpluses, and as a result, are in a mode of reducing, not increasing their debt.
Q. HOW DID SOUTHEAST ASIA AFFECT U.S. CORPORATE BONDS?
A. There was a fairly strong impact on valuations within the domestic corporate market as well. In addition to concerns about a slowing U.S. economy resulting from troubles in Asia, we also had a situation at year-end where there was an acceleration in new issuance. Simply put, there was pretty high supply and fairly low demand, causing U.S. corporate bonds to cheapen. In response, I selectively increased the fund's exposure to bonds issued by companies Fidelity's research team identified as having improving business prospects. Additionally, the fund continued to have a fairly large stake in U.S. banks, which performed well during the past six months thanks to solid asset quality, strong provisions to cover bad loans, better efficiency and a wave of merger and acquisition activity. Holdings issued by media and entertainment companies also performed well, including Time Warner, TCI and WorldCom.
Q. AT THE END OF THE PERIOD, THE FUND HAD ROUGHLY 6% OF INVESTMENTS IN MORTGAGE-BACKED SECURITIES. WHAT'S THE ATTRACTION TO THESE SECURITIES AND HOW DO YOU SELECT THEM?
A. Mortgage-backed securities - which are pools of residential or commercial mortgage loans - are frequently attractive because they offer relatively high yields. I invested almost exclusively in mortgage securities backed by commercial mortgages, rather than home mortgages, because the impact of prepayment activity is often reduced through the structure of individual issues. The likelihood that a mortgage security will be prepaid is important because prepayment can dramatically affect mortgage securities' prices. In addition to interest-rate levels - which are the main driver of prepayment activity of home mortgages - commercial mortgage prepayments are determined by the terms of the underlying loans and other factors unique to the security's structure. By carefully analyzing a security's structure, I generally choose those that have a reduced likelihood of being prepaid.
Q. WHAT'S YOUR OUTLOOK?
A. Recently the market has afforded increasing opportunities to exploit price inefficiencies that reflect a bond's maturity, credit quality and other structural factors. With the help of Fidelity's research team, I'll work to identify and invest in attractively priced opportunities as they present themselves.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.
CHRISTINE THOMPSON ON HOW
SHE USES THE LEHMAN
BROTHERS INTERMEDIATE
GOVERNMENT/CORPORATE BOND
INDEX TO MANAGE THE FUND:
"THE LEHMAN BROTHERS
INTERMEDIATE
GOVERNMENT/CORPORATE BOND
INDEX PLAYS AN IMPORTANT ROLE IN
THE MANAGEMENT OF THE FUND. I USE
IT AS A REPRESENTATION OF THE OVERALL
MARKET IN WHICH THE FUND INVESTS.
THE INDEX INCLUDES MOST OF THE
UNIVERSE OF INVESTMENT-GRADE
BONDS WITH MATURITIES BETWEEN
ONE AND 10 YEARS, OTHER THAN
MORTGAGE SECURITIES.  I MANAGE THE
FUND TO HAVE AN OVERALL
INTEREST-RATE SENSITIVITY WHICH
CLOSELY APPROXIMATES THIS
BENCHMARK INDEX. THIS PREVENTS
INTEREST-RATE TIMING DECISIONS
FROM DOMINATING THE PERFORMANCE OF
THE FUND. INSTEAD, I EMPHASIZE
RESEARCH-BASED INVESTMENT
STRATEGIES SUCH AS SECTOR, ISSUER
AND STRUCTURAL COMPOSITION IN
POSITIONING THE FUND. BEYOND
DURATION, THE FUND CAN AND DOES
VARY SIGNIFICANTLY FROM THE INDEX."
FUND FACTS
GOAL: HIGH CURRENT INCOME BY
INVESTING MAINLY IN
INVESTMENT-GRADE DEBT
SECURITIES WHILE NORMALLY
MAINTAINING AN AVERAGE
MATURITY OF THREE TO 10 YEARS
FUND NUMBER: 032
TRADING SYMBOL: FTHRX
START DATE: MAY 23, 1975
SIZE: AS OF APRIL 30, 1998,
MORE THAN $3.0 BILLION
MANAGER: CHRISTINE THOMPSON,
SINCE 1995; MANAGER, FIDELITY
U.S. BOND INDEX FUND, SINCE
1990; FIDELITY TARGET TIMELINE
FUNDS, SINCE 1996; FIDELITY
GLOBAL BOND FUND, 1996 TO
1997; JOINED FIDELITY IN 1985
(CHECKMARK)
INVESTMENT CHANGES


QUALITY DIVERSIFICATION AS OF APRIL 30, 1998
(MOODY'S RATINGS)  %   % OF FUND'S INVESTMENTS
                   O   6 MONTHS AGO
                   F
                   F
                   U
                   N
                   D
                   '
                   S
                   I
                   N
                   V
                   E
                   S
                   T
                   M
                   E
                   N
                   T
                   S

AAA                3   41.3
                   2
                   .
                   9

AA                 5   7.2
                   .
                   7

A                  2   19.2
                   1
                   .
                   9

BAA                3   24.8
                   2
                   .
                   2

BA                 2   5.2
                   .
                   7

NOT RATED          3   1.3
                   .
                   9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. SECURITIES RATED AS "BA" OR BELOW WERE RATED INVESTMENT GRADE BY OTHER NATIONALLY RECOGNIZED RATING
AGENCIES OR ASSIGNED AN INVESTMENT GRADE RATING AT THE TIME OF
ACQUISITION BY FIDELITY.
AVERAGE YEARS TO MATURITY AS OF APRIL 30, 1998
            6 MONTHS AGO

YEARS  5.1  5.3

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.
DURATION AS OF APRIL 30, 1998
            6 MONTHS AGO

YEARS  3.3  3.2

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.
ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998* AS OF OCTOBER 31, 1997**

CORPORATE BONDS 66.7%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 21.0%
FOREIGN GOVERNMENT
OBLIGATIONS 3.7%
OTHER 7.9%
SHORT-TERM
INVESTMENTS 0.7%
CORPORATE BONDS 62.1%
U.S. GOVERNMENT
AND AGENCY
OBLIGATIONS 27.9%
FOREIGN GOVERNMENT
OBLIGATIONS 3.0%
OTHER 6.0%
SHORT-TERM
INVESTMENTS 1.0%
ROW: 1, COL: 1, VALUE: 1.4
ROW: 1, COL: 2, VALUE: 7.9
ROW: 1, COL: 3, VALUE: 3.7
ROW: 1, COL: 4, VALUE: 21.0
ROW: 1, COL: 5, VALUE: 66.0
ROW: 1, COL: 1, VALUE: 2.0
ROW: 1, COL: 2, VALUE: 6.0
ROW: 1, COL: 3, VALUE: 3.0
ROW: 1, COL: 4, VALUE: 27.0
ROW: 1, COL: 5, VALUE: 62.0

* FOREIGN
 INVESTMENTS 11.2%
** FOREIGN
 INVESTMENTS 9.0%
INVESTMENTS APRIL 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


NONCONVERTIBLE BONDS - 67.1%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
AEROSPACE & DEFENSE - 1.1%
DEFENSE ELECTRONICS - 1.1%
Raytheon Co.:
6.30%, 8/15/00 $ 16,440 $ 16,535
 6.45%, 8/15/04  17,810  17,958
  34,493
BASIC INDUSTRIES - 1.3%
CHEMICALS & PLASTICS - 1.3%
Methanex Corp. yankee 8 7/8%, 11/15/01  25,560  26,713
Praxair, Inc. 6 3/4%, 3/1/03  13,000  13,182
  39,895
CONSTRUCTION & REAL ESTATE - 0.9%
REAL ESTATE INVESTMENT TRUSTS - 0.9%
Centerpoint Properties Trust 6 3/4%, 4/1/05  4,180  4,143
EOP Operating LP 6 3/8%, 2/15/03 (a)  12,860  12,798
Weeks Realty L.P. 6 7/8%, 3/15/05  9,700  9,637
  26,578
DURABLES - 1.2%
AUTOS, TIRES, & ACCESSORIES - 0.2%
General Motors Corp. 9 5/8%, 12/1/00  6,870  7,437
TEXTILES & APPAREL - 1.0%
Levi Strauss & Co.:
6.80%, 11/1/03 (a)  16,400  16,620
 7%, 11/1/06 (a)  13,700  13,901
  30,521
TOTAL DURABLES   37,958
ENERGY - 1.1%
OIL & GAS - 1.1%
Occidental Petroleum Corp.:
5.84%, 11/9/98  3,780  3,774
 6.93%, 10/15/99  4,500  4,558
 6.09%, 11/29/99  2,430  2,433
 10.72%, 4/6/00  2,000  2,166
 10.69%, 7/27/00  5,000  5,472
 6.35%, 11/9/00  5,000  5,026
 6.24%, 11/24/00  6,800  6,817
 9 1/2%, 8/1/01  4,000  4,386
  34,632
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - 39.6%
ASSET-BACKED SECURITIES - 13.5%
Aesop Funding II LLC 6.22%, 10/20/01 (a) $ 14,800 $ 14,856
Associates Manufactured Housing Contract Pass-Through
Certificates:
 7%, 3/15/27   6,000  6,106
  6.05%, 6/15/27  20,000  19,981
CPS Auto Grantor Trust:
6.70%, 2/15/02  3,585  3,616
 6.55%, 12/15/02  6,904  6,950
Capital Equipment Receivables Trust:
6.57%, 3/15/01  7,200  7,293
 6.45%, 8/15/02   12,420  12,472
Case Equipment Loan Trust:
6.45%, 9/15/02  6,140  6,169
 5.85%, 2/15/03   4,370  4,370
Chase Manhattan Grantor Trust 6.76%, 9/15/02   3,556  3,586
Chevy Chase Auto Receivables Trust:
5.90%, 7/15/03  11,997  11,986
 6.20%, 3/20/04  13,673  13,701
Citibank Credit Card Master Trust I 5 7/8%, 1/15/03 15,000 14,911 Discover Card Trust 7 1/2%, 6/16/00 8,150 8,153
Fidelity Funding Auto Trust 6.99%, 11/15/02 (a)  4,190  4,220
Ford Credit Auto Owner Trust:
5.95%, 10/15/02  15,500  15,461
 6.20%, 12/15/02  7,080  7,036
Green Tree Financial Corp.:
5 1/2%, 1/31/00   926  925
 6.10%, 4/15/27  8,514  8,522
 6.45%, 5/15/27  7,182  7,200
 6.70%, 5/15/27   9,220  9,318
 6 1/2%, 6/15/27  5,780  5,794
 7.15%, 7/15/27  3,000  3,055
 6.55%, 9/15/28  5,309  5,314
 6.68%, 1/15/29  20,000  20,275
Key Auto Finance Trust Class C 6.65%, 10/15/03  3,450  3,454
KeyCorp Auto Grantor Trust 5.80%, 7/15/00  346  345
MBNA Master Credit Card Trust II Class A 6.55%, 1/15/07   12,000
12,273
Olympic Automobile Receivables Trust:
6.40%, 9/15/01  13,690  13,666
 6 1/8%, 11/15/04   6,394  6,486
Onyx Acceptance Grantor Trust 6.20%, 6/15/03 11,108 11,149 NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
ASSET-BACKED SECURITIES - CONTINUED
Petroleum Enhanced Trust Receivables Offering Petroleum
Trust 6.1875%, 2/5/03 (a) $ 16,655 $ 16,655
Premier Auto Trust 6.35%, 7/6/00  10,800  10,834
Railcar Trust 7 3/4%, 6/1/04  11,048  11,542
Reliance Auto Receivables Corp., Inc.
6.10%, 7/15/02 (a)  5,362  5,362
SCFC Recreational Vehicle Loan Trust 7 1/4%, 9/15/06  1,000  998
Sears Credit Account Master Trust II:
6 1/2%, 10/15/03  21,170  21,315
 7%, 1/15/04  4,860  4,925
Toyota Auto Receivables Grantor Trust 6.15%, 1/15/99  691  690
Tranex Auto Receivables Owner Trust 6.33%, 8/15/03   11,123  11,163
Union Federal Savings Bank Grantor Trust:
6.975%, 7/10/00  283  285
 7.275%, 10/10/00   325  325
WFS Financial Owner Trust:
6.40%, 10/20/00  13,920  13,985
 7.05%, 11/20/03  18,560  19,090
 6.90%, 12/20/03  13,870  14,266
Western Financial Grantor Trust:
6.05%, 11/1/00   2,775  2,765
 5 7/8%, 3/1/02   12,917  13,104
  415,947
BANKS - 12.1%
ABN Amro Bank NV (Chicago) 6 5/8%, 10/31/01  17,000  17,241
Banc One Corp. 6.70%, 3/24/00  12,500  12,640
Banco Latinoamericano Exportaciones SA:
euro 6.90%, 12/6/99 (a)  5,850  5,921
 6.70%, 10/8/99 (a)  7,000  7,017
BanPonce Corp. 6.488%, 3/3/00  8,000  8,051
BanPonce Financial Corp. 6 3/4%, 8/9/01  3,850  3,895
Capital One Bank:
6.83%, 5/17/99  9,000  9,058
 6.42%, 11/12/99  1,000  1,003
 6.55%, 2/4/00  8,750  8,786
 6 7/8%, 4/24/00  22,750  23,089
 6 3/8%, 2/15/03  13,610  13,513
Central Fidelity Banks, Inc. 8.15%, 11/15/02  16,200  17,424
Chase Manhattan Corp.:
7 3/4%, 11/1/99  8,260  8,461
 8 1/2%, 2/15/02  2,750  2,954
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
BANKS - CONTINUED
Crestar Financial Corp. 8 3/4%, 11/15/04 $ 7,100 $ 7,946
First Fidelity Bancorp. 9 5/8%, 8/15/99  2,700  2,816
First Hawaiian, Inc. 6 1/4%, 8/15/00  11,255  11,238
First Maryland Bancorp 10 3/8%, 8/1/99  2,895  3,043
First Security Corp. 7 1/2%, 9/1/02  5,300  5,532
First Tennessee National Corp.:
10 3/8%, 6/1/99  4,934  5,158
 6 3/4%, 11/15/05  7,020  7,151
First USA Bank 6 1/2%, 12/23/99  16,725  16,848
Integra Financial Corp. 6 1/2%, 4/15/00  4,200  4,229
Kansallis-Osake-Pankki yankee (NY Branch):
10 3/8%, 8/15/00  2,250  2,264
 10%, 5/1/02  24,915  28,086
Merita Bank Ltd. yankee 6 1/2%, 1/15/06  12,000  11,904
Midland American Capital Corp. gtd. 12 3/4%, 11/15/03 1,930 1,995 Midland Bank PLC yankee 7 5/8%, 6/15/06 13,185 14,080
Midlantic Corp. 9 1/4%, 9/1/99  5,075  5,278
Popular, Inc. 6.40%, 8/25/00  8,120  8,151
Provident Bank:
6 1/8%, 12/15/00  24,690  24,660
 6 3/8%, 1/15/04  3,250  3,238
Providian National Bank 6.70%, 3/15/03  10,000  9,958
Shawmut National Corp.:
8 5/8%, 12/15/99  3,670  3,811
 7.20%, 4/15/03  7,610  7,887
Signet Bank 7.80%, 9/15/06  8,000  8,704
Skandinaviska Enskilda Banken yankee 8.45%, 5/15/02 2,350 2,520 Sovran Financial Corp. 9 3/4%, 6/15/99 7,827 8,148
Summit Bancorp. 8 5/8%, 12/10/02  10,000  10,881
Union Planters Corp. 6 3/4%, 11/1/05  9,000  9,088
Union Planters National Bank 6.53%, 8/20/99  5,000  5,030
Zions Bancorp. 8 5/8%, 10/15/02  3,900  4,258
  372,955
CREDIT & OTHER FINANCE - 10.3%
AT&T Capital Corp.:
6.26%, 2/18/99  10,000  10,000
 6.65%, 4/30/99  21,680  21,756
 6.52%, 5/14/99  7,000  7,036
 6.16%, 12/3/99  10,000  9,999
Ahmanson Capital Trust I 8.36%, 12/1/26 (a)  12,000  12,988
Aristar, Inc. 8 7/8%, 8/15/98  820  827
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Aristar, Inc. 7 1/2%, 7/1/99 $ 12,450 $ 12,658
Boatmens Auto Trust 6.35%, 10/15/01  2,820  2,830
Chrysler Financial Corp. 6 3/8%, 1/28/00  16,750  16,853
Countrywide Home Loans, Inc. 8.41%, 11/17/99  5,000  5,177
Countrywide Funding Corp. 6.45%, 2/27/03  15,900  15,930
Edison Mission Energy Funding Corp.
6.77%, 9/15/03 (a)  16,933  17,135
Finova Capital Corp.:
6.38%, 4/15/99  5,850  5,863
 6.06%, 10/8/99  8,000  8,025
 6.30%, 11/1/99  3,500  3,523
 6.84%, 8/8/00  2,090  2,128
 6.27%, 9/29/00  4,340  4,342
First Security Capital I 8.41%, 12/15/26  15,000  16,302
Fleet Financial Group, Inc. 7 5/8%, 12/1/99  7,360  7,527
General Motors Acceptance Corp.:
5.85%, 4/20/00  7,500  7,452
 6.65%, 5/24/00  23,950  24,230
 6.80%, 7/3/00  12,500  12,689
Greyhound Financial Corp. 6 3/4%, 3/25/99  6,540  6,578
Heller Financial, Inc.:
6 1/2%, 5/15/00  10,915  10,965
 6 1/4%, 3/1/01  8,200  8,192
MCN Investment Corp.:
5.84%, 2/1/99  8,940  8,916
 6.82%, 5/13/99  9,400  9,471
 6.03%, 2/1/01  11,880  11,874
Money Store, Inc. 7.30%, 12/1/02  6,800  7,059
Popular North American, Inc. 6 5/8%, 10/27/02  5,000  5,071
Southwestern Bell Capital Corp. 6.86%, 7/26/99  4,360  4,417
Union Acceptance Corp. 7.075%, 7/10/02  1,002  1,007
Washington Mutual Capital I 8 3/8%, 6/1/27  17,000  18,250
  317,070
INSURANCE - 1.2%
Metropolitan Life Insurance Co.:
6.30%, 11/1/03 (a)  4,500  4,460
 7%, 11/1/05 (a)  5,000  5,126
Protective Life Corp. 7.95%, 7/1/04  1,000  1,072
SunAmerica, Inc. 6.20%, 10/31/99  16,600  16,619
URC Holdings Corp. 7 7/8%, 6/30/06 (a)  8,800  9,365
  36,642
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 2.1%
Ahmanson (H.F.) & Co.:
9 7/8%, 11/15/99 $ 14,025 $ 14,778
 5.88%, 2/27/01  10,500  10,431
 7 7/8%, 9/1/04  1,250  1,347
Great Western Financial Corp. 6 3/8%, 7/1/00  11,200  11,224
Home Savings of America Irwindale Calif. FSB
6 1/2%, 8/15/04  10,300  10,289
Long Island Savings Bank:
6.20%, 4/2/01  7,030  7,001
 7%, 6/13/02  10,400  10,658
  65,728
SECURITIES INDUSTRY - 0.4%
Amvescap PLC yankee 6 3/8%, 5/15/03 (a)  10,750  10,731
TOTAL FINANCE   1,219,073
HEALTH - 0.8%
MEDICAL EQUIPMENT & SUPPLIES - 0.8%
McKesson Corp. 6.60%, 3/1/00  25,000  25,246
MEDIA & LEISURE - 5.8%
BROADCASTING - 4.7%
Continental Cablevision, Inc.:
8 1/2%, 9/15/01  14,000  14,869
 8.30%, 5/15/06  3,155  3,472
Hearst -Argyle Television, Inc. 7%, 11/15/07  15,250  15,390
TCI Communication, Inc.:
 7 3/8%, 2/15/00  12,800  13,061
 8 1/4%, 1/15/03  31,500  33,793
 6.82%, 9/15/10 (b)  10,800  10,826
Time Warner, Inc.:
7.95%, 2/1/00  31,050  31,900
 7.98%, 8/15/04  13,000  13,905
 8.18%, 8/15/07  8,000  8,803
  146,019
ENTERTAINMENT - 0.7%
Paramount Communications, Inc.:
5 7/8%, 7/15/00  7,570  7,437
 7 1/2%, 1/15/02  5,710  5,849
Viacom, Inc. 6 3/4%, 1/15/03  7,538  7,556
  20,842
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
MEDIA & LEISURE - CONTINUED
PUBLISHING - 0.4%
News America Holdings, Inc.:
7 1/2%, 3/1/00 $ 7,500 $ 7,666
 8 5/8%, 2/1/03  4,000  4,352
  12,018
TOTAL MEDIA & LEISURE   178,879
NONDURABLES - 1.8%
FOODS - 0.2%
Dart and Kraft Finance NV 7 3/4%, 11/30/98  5,847  5,896
TOBACCO - 1.6%
Philip Morris Companies, Inc.:
7 3/4%, 5/1/99  1,535  1,558
 7 1/8%, 12/1/99  18,330  18,610
 9 1/4%, 2/15/00  5,909  6,201
 7 1/4%, 9/15/01  12,000  12,328
 7%, 7/15/05  9,850  10,014
  48,711
TOTAL NONDURABLES   54,607
RETAIL & WHOLESALE - 3.5%
GENERAL MERCHANDISE STORES - 3.2%
Dayton Hudson Corp.:
9.65%, 6/15/00  2,150  2,301
 10%, 12/1/00  9,328  10,176
 6.80%, 10/1/01  16,500  16,794
 9 3/4%, 7/1/02  2,200  2,471
Federated Department Stores, Inc.:
10%, 2/15/01  21,200  23,148
 8 1/8%, 10/15/02  4,500  4,782
 8 1/2%, 6/15/03  15,700  17,105
 6.79%, 7/15/27  9,300  9,426
Penney (J.C.), Inc.:
6 3/8%, 9/15/00  10,000  10,090
 6.95%, 4/1/00  2,000  2,033
  98,326
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
RETAIL & WHOLESALE - CONTINUED
GROCERY STORES - 0.3%
Kroger Co. 6 3/8%, 3/1/08 $ 8,000 $ 8,010
TOTAL RETAIL & WHOLESALE   106,336
TECHNOLOGY - 2.1%
COMPUTER SERVICES & SOFTWARE - 0.2%
Computer Associates International, Inc. 6 1/4%, 4/15/03 (a)  6,780
6,757
COMPUTERS & OFFICE EQUIPMENT - 1.9%
Comdisco, Inc.:
6 1/2%, 4/30/99  11,000  11,049
 6.68%, 4/30/99  6,000  6,034
 7 3/4%, 9/1/99  4,425  4,521
 5.86%, 4/7/00  12,000  11,896
 9.45%, 6/8/00  1,740  1,857
 9.30%, 6/27/00  2,950  3,138
 5 3/4%, 2/15/01  19,700  19,480
  57,975
TOTAL TECHNOLOGY   64,732
TRANSPORTATION - 1.6%
AIR TRANSPORTATION - 0.5%
AMR Corp. 8.10%, 11/1/98  6,750  6,829
Continental Airlines Pass Through Trust pass through
certificate 7.42%, 10/1/08  8,343  8,624
  15,453
RAILROADS - 1.1%
Burlington Northern Santa Fe Corp. 6.53%, 7/15/37  19,000  19,285
CSX Corp. 7.05%, 5/1/02  5,000  5,112
Wisconsin Central Transport Corp. 6 5/8%, 4/15/08  7,900  7,813
  32,210
TOTAL TRANSPORTATION   47,663
NONCONVERTIBLE BONDS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
UTILITIES - 6.3%
CELLULAR - 0.0%
AirTouch Communications, Inc. 6.65%, 5/1/08 $ 1,200 $ 1,205
ELECTRIC UTILITY - 2.8%
Avon Energy Partners Holdings yankee
6.73%, 12/11/02 (a)  21,000  21,248
British Columbia Hydro & Power Authority yankee
12 1/2%, 1/15/12  6,750  7,312
DR Investment UK PLC yankee 7.10%, 5/15/02 (a)  15,000  15,378
Indiana Michigan Power Co. 6.40%, 3/1/00  5,000  5,022
Israel Electric Corp. 7.10%, 12/17/07   21,000  21,079
Philadelphia Electric Corp. 8%, 4/1/02  2,550  2,695
Texas Utilities Electric Co. 7 3/8%, 11/1/99  13,000  13,235
  85,969
GAS - 1.3%
Columbia Gas System, Inc.:
6.39%, 11/28/00  10,044  10,108
 6.61%, 11/28/02  5,328  5,386
InterNorth, Inc. 9 5/8%, 3/15/06  9,610  11,445
Kern River Funding Corp. 6.42%, 3/31/01 (a)  9,653  9,726
Southwest Gas Corp. 9 3/4%, 6/15/02  3,840  4,300
  40,965
TELEPHONE SERVICES - 2.2%
Cable & Wireless Communications PLC:
6 3/8%, 3/6/03  13,430  13,433
 6 5/8%, 3/6/05  5,600  5,624
Teleport Communications Group, Inc.:
9 7/8%, 7/1/06  6,820  7,758
 0%, 7/1/07 (b)  15,295  13,154
WorldCom, Inc.:
9 3/8%, 1/15/04  13,823  14,673
 8 7/8%, 1/15/06  11,031  12,023
  66,665
TOTAL UTILITIES   194,804
TOTAL NONCONVERTIBLE BONDS
(Cost $2,053,435)   2,064,896
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 20.6%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. TREASURY OBLIGATIONS - 8.1%
 10 3/4%, 5/15/03 $ 7,630 $ 9,295
 11 7/8%, 11/15/03  3,000  3,863
 12 3/8%, 5/15/04  22,477  29,996
 11 5/8%, 11/15/04  12,600  16,589
 10 3/4%, 8/15/05  93,500  120,893
 12 3/4%, 11/15/10 (callable)  10,705  15,161
 8 7/8%, 8/15/17  22,275  29,466
 9%, 11/15/18  19,235  25,901
  251,164
U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.5%
Fannie Mae:
6.69%, 8/7/01  3,000  3,079
 7 3/8%, 3/28/05  3,000  3,231
 7.16%, 5/11/05  22,635  24,131
 6.54%, 10/3/05  7,500  7,732
Federal Farm Credit Bank:
5.54%, 9/10/03  1,000  986
 7.31%, 4/25/05  5,000  5,373
Federal Home Loan Bank:
6.89%, 4/6/04  4,465  4,678
 7.36%, 7/1/04  19,335  20,728
 7.38%, 8/5/04  5,890  6,323
 7.46%, 9/9/04  5,070  5,476
 7.59%, 3/10/05  3,010  3,276
Financing Corp. stripped principal:
 0%, 6/27/03  5,132  3,812
 0%, 10/5/03  11,445  8,358
 0%, 10/6/03  4,284  3,104
 0%, 11/2/03  6,045  4,362
 0%, 12/6/03  2,168  1,568
 0%, 2/8/04  5,349  3,784
 0%, 5/11/04  2,049  1,439
 0%, 6/6/04  3,100  2,168
 0%, 10/5/05  1,000  644
Freddie Mac:
7.93%, 1/20/05  12,195  13,504
 8%, 1/26/05  7,300  8,113
 8.115%, 1/31/05  25,475  28,476
 5.85%, 2/21/06  2,425  2,402
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
U.S. GOVERNMENT AGENCY OBLIGATIONS - CONTINUED
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
  Series 1993-C, 5.20%, 10/15/04 $ 4,831 $ 4,730
  Series 1993-D, 5.23%, 5/15/05  3,597  3,520
  Series 1994-B, 7 1/2%, 1/26/06  2,731  2,897
  Series 1994-C, 6.61%, 9/15/99  541  544
  Series 1995-A, 6.28%, 6/15/04  26,011  26,255
  Series 1996-A, 6.55%, 6/15/04  13,344  13,570
  Series 1997-A, 6.104%, 7/15/03  18,333  18,421
Overseas Private Investment Corp. U.S. Government
guaranteed participation certificate:
 Series 1994-195, 6.08%, 8/15/04 (callable)  9,514  9,541
  Series 1996-A1, 6.726%, 9/15/10 (callable)  17,000  17,605
Private Export Funding Corp. secured:
 5.80%, 2/1/04  17,000  16,960
 6.62%, 10/1/05  10,000  10,371
State of Israel (guaranteed by U.S. Government through
Agency for International Development):
  6 3/8%, 8/15/01  16,003  16,267
  0%, 11/15/01  1,900  1,547
  6 5/8%, 8/15/03  15,800  16,350
  7 5/8%, 8/15/04  4,710  5,129
  5.89%, 8/15/05  7,797  7,768
U.S. Department of Housing and Urban Development
government guaranteed participation certificates:
 Series 1996-A, 6.59%, 8/1/00.  19,170  19,473
  Series 1996-A, 6.67%, 8/1/01  7,000  7,145
  Series 1996-A, 7.66%, 8/1/15  3,715  3,964
U.S. Trade Trust Certificates (assets of Trust guaranteed by
U.S. Government through Export-Import Bank)
6.69%, 1/15/09 (a)  15,255  15,672
   384,476
TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $629,123)   635,640
U.S. GOVERNMENT AGENCY - MORTGAGE-BACKED SECURITIES - 0.4%
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
FANNIE MAE - 0.0%
 12 1/2%, 8/1/13 to 8/1/15 $ 227 $ 267
FREDDIE MAC - 0.3%
 7%, 7/1/99 to 7/1/01  9,221  9,333
 8 1/2%, 6/15/13  79  82
  9,415
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 0.1%
 7 1/2%, 3/15/28  1,049  1,077
 8%, 5/15/22  19  20
 9 1/2%, 9/15/09 to 10/15/15  112  122
 10%, 12/15/13 to 8/15/17  251  276
  1,495
TOTAL U.S. GOVERNMENT AGENCY -
MORTGAGE-BACKED SECURITIES
(Cost $11,057)   11,177
COMMERCIAL MORTGAGE SECURITIES - 5.6%
Allied Capital Commercial Mortgage Trust sequential pay
Series 1998-1 Class A, 6.31%, 5/25/03 (a)  20,781  20,560
Blackrock Capital Funding LLC Series 1996 Class C2,
7.70%, 11/16/26 (a)  650  650
CS First Boston Mortgage Securities Corp.:
 sequential pay Series 1995-WFI Class A-1,
 6.452%, 12/21/27  10,481  10,492
 sequential pay Series 1997-SPICE Class A,
 6.653%, 6/20/03 (a)  22,045  22,107
 Series 1995-WF1 Class A-2, 6.648%, 12/21/27  15,000  14,986
Deutsche Mortgage and Asset Receiving Corp.
Series 1998-C1 Class D, 7.231%, 7/15/12  10,000  9,981
Federal Deposit Insurance Corp. sequential pay
Series 1996-C1 Class 1A, 6 3/4%, 5/25/26  19,485  19,515
GS Mortgage Securities Corp. II Series 1997-GL Class A2-B,
6.86%, 7/13/30   16,070  16,545
Kidder Peabody Acceptance Corp. sequential pay,
Series 1993-M1 Class A-2, 7.15%, 4/25/25  4,811  4,760
Midland Realty Acceptance Corp. sequential pay
Series 1997-C1 Class A1, 7.315%, 4/25/03  6,163  6,311
Oregon Commercial Mortgage, Inc. Series 1995-1 Class A,
7.15%, 6/25/26 (a)(b)  838  836
Resolution Trust Corp. commercial Series 1995-C2 Class D,
7%, 5/25/27  2,807  2,805
COMMERCIAL MORTGAGE SECURITIES - CONTINUED
  PRINCIPAL VALUE (NOTE 1)
  AMOUNT (000S) (000S)
Structured Asset Securities Corp.:
 sequential pay Series 1996 Class A-2A, 7 3/4%, 2/25/28 $ 3,308 $
3,338
 Series 1996-C3 Class B, 7.125%, 6/25/30 (a)(b)  5,684  5,736
 Series 1996-C3 Class A, 6 3/4%, 6/25/30 (a)  5,513  5,538
Thirteen Affiliates of General Growth Properties, Inc. Series 1
Class C-1, 6.762%, 11/15/04 (a)  20,000  20,161
Wells Fargo Capital Markets Apartment Financing Trust
6.56%, 12/29/05 (a)  6,856  6,950
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $170,519)   171,271
FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
Irish Republic yankee 8 5/8%, 4/15/01  10,500  11,205
Manitoba Province yankee:
6 3/8%, 10/15/99  16,340  16,433
 6 7/8%, 9/15/02  26,500  27,189
Nova Scotia Province yankee 9 3/8%, 7/15/02  17,033  18,949
Ontario Province:
euro 8 1/2%, 2/28/01  8,800  9,337
 yankee 7 3/4%, 6/4/02  11,000  11,648
 yankee 7 3/8%, 1/27/03  7,500  7,878
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $101,665)   102,639
SUPRANATIONAL OBLIGATIONS - 1.2%
African Development Bank:
 9.30%, 7/1/00  7,600  8,095
 8.70%, 5/1/01  8,000  8,591
 7 3/4%, 12/15/01  18,230  19,179
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $34,961)   35,865
CERTIFICATES OF DEPOSIT - 1.1%
Canadian Imperial Bank of Commerce NY Branch yankee
6.20%, 8/1/00 (Cost $33,823)  33,750  33,878
CASH EQUIVALENTS - 0.7%
 MATURITY VALUE (NOTE 1)
 AMOUNT (000S) (000S)
Investments in repurchase agreements
(U.S. Treasury Obligations), in a joint
trading account at 5 1/2%, dated
4/30/98 due 5/1/98  $ 22,898 $ 22,895
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,057,478)  $ 3,078,261
LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $308,474,000 or 10.0% of net assets.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 60.5% AAA, AA, A 56.8%
Baa 32.2% BBB  35.9%
Ba 2.7% BB  0.7%
B 0.0% B  0.7%
Caa 0.0% CCC  0.0%
Ca, C 0.0% CC, C  0.0%
  D  0.0%
For some foreign government obligations, FMR has assigned the ratings of the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 1.4%.
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   88.8%
Canada   5.2
United Kingdom   2.3
Multi-National   1.2
Others (individually less than 1%)   2.5
TOTAL  100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $3,057,669,000. Net unrealized appreciation aggregated $20,592,000, of which $34,363,000 related to appreciated investment securities and $13,771,000 related to depreciated investment securities.
At April 30, 1998, the fund had a capital loss carryforward of approximately $26,497,000 of which $20,683,000 and $5,814,000 will expire on April 30, 2005 and 2006.
The fund intends to elect to defer to its fiscal year ending April 1999, approximately $1,660,000 of losses recognized during the period November 1, 1997 to April 30, 1998.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                  $ 3,078,261
AGREEMENTS OF $22,895) (COST $3,057,478) - SEE
ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                            1,075

RECEIVABLE FOR FUND SHARES SOLD                                            5,972

INTEREST RECEIVABLE                                                        48,923

OTHER RECEIVABLES                                                          4

 TOTAL ASSETS                                                              3,134,235

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                               $ 20,230

PAYABLE FOR FUND SHARES REDEEMED                                 19,262

DISTRIBUTIONS PAYABLE                                            503

ACCRUED MANAGEMENT FEE                                           1,131

OTHER PAYABLES AND ACCRUED EXPENSES                              705

 TOTAL LIABILITIES                                                         41,831

NET ASSETS                                                                $ 3,092,404

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 3,107,325

DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME                           (7,383)

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      (28,321)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  20,783
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 304,306 SHARES OUTSTANDING                                $ 3,092,404

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $10.16
SHARE ($3,092,404 (DIVIDED BY) 304,306 SHARES)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME                                                    220,338
INTEREST

EXPENSES

MANAGEMENT FEE                                            $ 13,730

TRANSFER AGENT FEES                                        6,055

ACCOUNTING FEES AND EXPENSES                               750

NON-INTERESTED TRUSTEES' COMPENSATION                      8

CUSTODIAN FEES AND EXPENSES                                88

REGISTRATION FEES                                          100

AUDIT                                                      67

LEGAL                                                      16

 TOTAL EXPENSES BEFORE REDUCTIONS                          20,814

 EXPENSE REDUCTIONS                                        (560)     20,254

NET INVESTMENT INCOME                                                200,084

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     6,110

 FOREIGN CURRENCY TRANSACTIONS                             (17)      6,093

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     57,235

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES              17        57,252

NET GAIN (LOSS)                                                      63,345

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                     $ 263,429
FROM OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS


AMOUNTS IN THOUSANDS                                    YEAR ENDED    YEAR ENDED
                                                        APRIL 30,     APRIL 30,
                                                        1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                              $ 200,084     $ 194,441
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                6,093         (30,233)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)    57,252        12,757

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         263,429       176,965
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                            (200,163)     (194,181)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                  -             (8,635)

 TOTAL DISTRIBUTIONS                                     (200,163)     (202,816)

SHARE TRANSACTIONS                                       2,114,281     1,637,849
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                           192,062       194,972

 COST OF SHARES REDEEMED                                 (2,360,590)   (1,604,370)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING         (54,247)      228,451
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                9,019         202,600

NET ASSETS

 BEGINNING OF PERIOD                                     3,083,385     2,880,785

 END OF PERIOD (INCLUDING DISTRIBUTIONS IN EXCESS       $ 3,092,404   $ 3,083,385
OF NET INVESTMENT INCOME OF $7,383 AND
$8,674, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                    208,417       164,072

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                 18,954        19,477

 REDEEMED                                                (232,678)     (160,627)

 NET INCREASE (DECREASE)                                 (5,307)       22,922


FINANCIAL HIGHLIGHTS

                                  YEARS ENDED APRIL 30,

                                  1998                   1997      1996      1995      1994

SELECTED PER-SHARE DATA

NET ASSET VALUE,                  $ 9.960                $ 10.050  $ 10.030  $ 10.230  $ 10.700
BEGINNING OF PERIOD

INCOME FROM INVESTMENT             .646 B                 .647 B    .684      .591      .705
OPERATIONS
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED       .200                   (.060)    (.004)    (.074)    (.381)
 GAIN (LOSS)

 TOTAL FROM INVESTMENT             .846                   .587      .680      .517      .324
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME        (.646)                 (.647)    (.660)    (.598)    (.704)

 FROM NET REALIZED GAIN            -                      (.030)    -         -         -

 IN EXCESS OF NET REALIZED GAIN    -                      -         -         (.100)    (.090)

 RETURN OF CAPITAL                 -                      -         -         (.019)    -

 TOTAL DISTRIBUTIONS               (.646)                 (.677)    (.660)    (.717)    (.794)

NET ASSET VALUE, END OF PERIOD    $ 10.160               $ 9.960   $ 10.050  $ 10.030  $ 10.230

TOTAL RETURN A                     8.70%                  6.02%     6.85%     5.32%     2.93%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 3,092                $ 3,083   $ 2,881   $ 2,463   $ 1,782
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       .66%                   .71%      .73%      .68%      .64%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE       .65% C                 .69% C    .71% C    .68%      .64%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INVESTMENT INCOME     6.37%                  6.46%     6.48%     6.31%     6.88%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE            90%                    116%      169%      75%       81%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,764,846,000 and 2,788,396,000, respectively, of which U.S. government and government agency obligations aggregated $1,451,408,000 and 1,701,846,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .44% of average net assets. TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $13,000 and $547,000, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity Intermediate Bond Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Commonwealth Trust: Fidelity Intermediate Bond Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Commonwealth Trust: Fidelity Intermediate Bond Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
DISTRIBUTIONS


A total of 16.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


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closest to you. We'll give your correspondence immediate attention and
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  Company
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 (U.K.) Inc., London, England
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 (Far East) Inc., Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Christine J. Thompson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
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(2_FIDELITY_LOGOS)FIDELITY

SMALL CAP SELECTOR
(FORMERLY FIDELITY SMALL CAP
STOCK FUND)
ANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY, AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    27  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   31  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   35  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           36


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998             PAST 1  LIFE OF
                                         YEAR    FUND

FIDELITY SMALL CAP SELECTOR              50.21%  118.99%

FIDELITY SMALL CAP SELECTOR              45.70%  112.42%
 (INCL. 3.00% SALES CHARGE)

RUSSELL 2000(REGISTERED TRADEMARK)       42.40%  123.93%

SMALL CAP FUNDS AVERAGE                  45.62%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on June 28, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - an unmanaged index of 2,000 small capitalization stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 507 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998        PAST 1  LIFE OF
                                    YEAR    FUND

FIDELITY SMALL CAP SELECTOR         50.21%  17.58%

FIDELITY SMALL CAP SELECTOR         45.70%  16.84%
 (INCL. 3.00% SALES CHARGE)

RUSSELL 2000                        42.40%  18.12%

SMALL CAP FUNDS AVERAGE             45.62%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Small Cap Selector          Russell 2000
             00336                       RS002
  1993/06/28       9700.00                    10000.00
  1993/06/30       9700.00                    10089.85
  1993/07/31       9767.90                    10229.16
  1993/08/31      10126.80                    10671.07
  1993/09/30      10340.20                    10972.21
  1993/10/31      10417.80                    11254.62
  1993/11/30      10126.80                    10884.20
  1993/12/31      10555.20                    11256.33
  1994/01/31      10818.60                    11609.25
  1994/02/28      10906.39                    11567.27
  1994/03/31      10184.50                    10956.54
  1994/04/30      10350.34                    11021.67
  1994/05/31      10077.19                    10897.91
  1994/06/30       9579.68                    10527.85
  1994/07/31       9657.72                    10700.82
  1994/08/31      10340.59                    11297.10
  1994/09/30      10282.06                    11259.27
  1994/10/31      10477.16                    11214.84
  1994/11/30       9979.64                    10761.90
  1994/12/31      10204.29                    11051.05
  1995/01/31       9823.46                    10911.62
  1995/02/28      10165.23                    11365.53
  1995/03/31      10438.65                    11561.27
  1995/04/30      10673.01                    11818.34
  1995/05/31      10878.07                    12021.54
  1995/06/30      12085.13                    12645.17
  1995/07/31      13331.93                    13373.56
  1995/08/31      13518.46                    13650.22
  1995/09/30      13862.06                    13893.99
  1995/10/31      13145.40                    13272.62
  1995/11/30      13322.11                    13830.26
  1995/12/31      12921.50                    14195.16
  1996/01/31      12702.49                    14179.95
  1996/02/29      13004.93                    14621.86
  1996/03/31      13244.79                    14919.50
  1996/04/30      14485.84                    15717.27
  1996/05/31      14976.00                    16336.65
  1996/06/30      14130.95                    15665.81
  1996/07/31      13091.43                    14297.50
  1996/08/31      13708.65                    15127.62
  1996/09/30      14293.37                    15718.79
  1996/10/31      13860.24                    15476.54
  1996/11/30      14434.14                    16114.23
  1996/12/31      14683.19                    16536.55
  1997/01/31      14748.16                    16867.03
  1997/02/28      14542.43                    16458.06
  1997/03/31      14001.01                    15681.47
  1997/04/30      14141.78                    15725.18
  1997/05/31      15387.03                    17474.60
  1997/06/30      16431.06                    18223.48
  1997/07/31      17525.73                    19071.46
  1997/08/31      17647.36                    19507.84
  1997/09/30      18841.54                    20935.70
  1997/10/31      18377.14                    20016.02
  1997/11/30      18299.74                    19886.56
  1997/12/31      18684.72                    20234.63
  1998/01/31      18485.33                    19915.30
  1998/02/28      20010.13                    21387.89
  1998/03/31      20901.55                    22269.98
  1998/04/30      21241.70                    22393.21
IMATRL PRASUN   SHR__CHT 19980430 19980506 131945 R00000000000062
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Small Cap Selector on June 28, 1993, when the fund started, and the current 3.00% sales charge was paid. As the chart shows, by April 30, 1998, the value of the investment would have grown to $21,242 - a 112.42% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,393 - a 123.93% increase.

UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and short-term
volatility. In turn, the share price
and return of a fund that invests
in stocks will vary. That means
if you sell your shares during
a market downturn, you might
lose money. But if you can ride
out the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While the U.S. stock market's
resolve was tested repeatedly
during the 12-month period that
ended April 30, 1998, a strong
domestic economy helped stocks
post impressive gains. The
Standard & Poor's 500 Index - a
measure of the U.S. stock market
- returned 41.07% during this
time. Early in the period, stocks of
larger companies were
responsible for much of the
market's advance. In August and
September, stocks of smaller
companies joined in the fun. In
fact, the Russell 2000 Index - a
general measure of
small-capitalization stock
performance - returned 42.40%
during the 12-month period. The
tide turned in late October when
the Dow Jones Industrial Average
fell 550-plus points in one trading
session in response to an
economic crisis that was unfolding
in Southeast Asia. The shake-up
in global markets ignited a new
"flight to quality" - meaning
investors again sought out the
liquidity and stable earnings
growth of large-cap companies.
Despite this volatility at the end of
1997, the vibrant U.S. economy
helped the stock market to
achieve record gains in early
1998. In fact, the Dow itself closed
above 9000 for the first time in
April. The period ended on a
positive note when the Commerce
Department reported that gross
domestic product grew at a
stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong
economic growth amidst benign
inflation.
An interview with Bradford Lewis, Portfolio Manager of Fidelity Small
Cap Selector
Q. HOW DID THE FUND PERFORM, BRAD?
A. For the 12 months that ended April 30, 1998, the fund returned 50.21%, compared to 42.40% for the Russell 2000 Index and 45.62% for the small cap funds average tracked by Lipper Analytical Services.
Q. WHAT HELPED THE FUND OUTPERFORM THE RUSSELL 2000 AND ITS PEER GROUP DURING THE PERIOD?
A. The fund's quantitative models were successful in highlighting investment opportunities in the small-cap universe. In fact, most of the fund's holdings contributed to performance and rallied over the past 12 months. In addition, I substantially underweighted technology stocks, relative to the Russell 2000, in the fourth quarter of 1997 - a favorable position because technology stocks were battered at the peak of the Asian crisis in November and December. In January, I bought back many technology stocks, especially those which my work suggested were oversold based on sentiment rather than business prospects. My quantitative models worked well in picking strong technology stocks and many of them enjoyed a rally in the first quarter of 1998.
Q. WHICH INDIVIDUAL HOLDINGS HELPED PERFORMANCE?
A. Ross Stores, a national operator of off-price stores, was the fund's largest holding and one of the largest contributors to performance over the past 12 months - giving the fund a big bang for its buck. The company has a good management team, which has rapidly expanded operations while growing earnings, and its stock has responded in kind. Symantec, a software company, also generated strong sales and earnings by developing formidable new products.
Q. WHAT OTHER FACTORS CONTRIBUTED POSITIVELY TO THE FUND'S RETURNS?
A. For one thing, asset volatility has declined substantially over the past six months. Historically, my biggest challenge in managing this fund was that redemptions or new sales could halve or double the portfolio's size within a four-month period. The volatility was especially difficult because small-cap stocks are not as liquid - or do not have as many shares outstanding and are therefore not as tradeable - as larger-cap stocks. The more recent stability has allowed me to purchase and retain stocks that my models show will appreciate over time. I don't know whether this stability is a product of the improved environment for small-cap stocks over the past year or whether it's a function of the 90-day redemption fee, which was increased to 1.5% on November 15. Either way, I'd like to thank the shareholders for the improved asset stability during the period.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. Actually, there were no major blow-ups, meaning the stocks that didn't perform well only detracted slightly from the fund's performance. MicroAge, a computer and software retailer, was the biggest disappointment. Huge wholesale-type computer retailers are rapidly taking market share from the smaller players and MicroAge suffered the repercussions. Einstein/Noah Bagel Corporation was another detractor. The stock lost half of its value after investors determined that the company's growth couldn't keep pace with its share price appreciation. I sold the fund's holdings in both MicroAge and Einstein/Noah Bagel by the end of the period. In addition, the flame went out on Consolidated Cigar - a presumably hot sector of the market
- when litigation against the tobacco companies intensified.
Q. WHAT'S YOUR OUTLOOK?
A. I think the equity markets will fare well as long as inflation remains under control. Indeed, inflationary pressures appear benign for the foreseeable future. First-quarter gross domestic product grew at a surprisingly strong rate of 4.2%, but the employment cost index grew at a slower-than-expected rate - even amidst an unusually tight labor market. As a result, the stock market rallied in the first four months of 1998. However, it's highly improbable that investors will enjoy the 25% to 30% returns we've seen during the past three or four years. In this environment, I will continue to use my quantitative models to balance the portfolio with stocks that offer strong growth prospects, keeping an eye toward capital preservation in the event of a market slowdown.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

BRAD LEWIS ON QUANTITATIVE
INVESTING STYLES:
"Most quantitative investors use a
theory to drive their discipline -
meaning they utilize an academic
model that involves feeding
historical and forecasted data
about a specified number of stocks
into a computer. The computer
then uses a formula to output some
measure of expected return or
asset value and the most
undervalued stocks are purchased.
"By contrast, my quantitative
models are empirical by nature. We
have constructed and periodically
update a database of more than
60,000 historical stock
observations. Every observation
characterizes the nature of each
stock by looking at factors such as
price-to-earnings ratios, earnings
estimate data and balance sheet
changes. I purchase the stocks
with the highest expected returns
using an optimizer to manage
industry allocations and other
sources of portfolio risk."
(solid bullet) As of January 2, 1998, the fund was renamed Fidelity Small Cap
Selector from Fidelity Small Cap
Stock Fund.
FUND FACTS
GOAL: capital appreciation by
investing mainly in equity
securities of companies with
small market capitalizations,
chosen in part by using
computer-aided quantitative
analysis
FUND NUMBER: 336
TRADING SYMBOL: FDSCX
START DATE: June 28, 1993
SIZE: as of April 30, 1998,
more than $918 million
MANAGER: Bradford Lewis,
since 1993; manager, Fidelity
Stock Selector, since 1990;
Fidelity Disciplined Equity Fund,
since 1988; joined Fidelity
in 1985
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                                 % OF FUND'S   % OF FUND'S INVESTMENTS
                                 INVESTMENTS   IN THESE STOCKS
                                               6 MONTHS AGO

ROSS STORES, INC.                2.1           1.8

VARCO INTERNATIONAL, INC.        1.8           0.0

SYMANTEC CORP.                   1.5           0.8

CLIFFS DRILLING CO.              1.5           0.6

INPUT/OUTPUT, INC.               1.4           0.0

AIRBORNE FREIGHT CORP.           1.2           0.0

ETHAN ALLEN INTERIORS, INC.      1.1           0.8

WESTPOINT STEVENS, INC. CLASS A  1.1           0.7

GOLDEN STATE BANCORP             1.0           0.7

MONEY STORE, INC. (THE)          0.9           0.9

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                            % OF FUND'S   % OF FUND'S INVESTMENTS
                            INVESTMENTS   IN THESE MARKET SECTORS
                                          6 MONTHS AGO

FINANCE                     15.6          19.0

TECHNOLOGY                  10.5          7.8

CONSTRUCTION & REAL ESTATE  9.9           12.1

RETAIL & WHOLESALE          8.7           10.6

ENERGY                      8.4           6.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 2.3
ROW: 1, COL: 2, VALUE: 97.7
STOCKS 92.8%

SHORT-TERM
INVESTMENTS 7.2%
FOREIGN
INVESTMENTS 7.1%
STOCKS AND
EQUITY FUTURES 98.7%
SHORT-TERM
INVESTMENTS 1.3%
FOREIGN
INVESTMENTS 2.9%
ROW: 1, COL: 1, VALUE: 7.2
ROW: 1, COL: 2, VALUE: 92.8
*
**
INVESTMENTS APRIL 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 88.4%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.0%
AEROSPACE & DEFENSE - 0.5%
Advanced Aerodynamics & Structures, Inc. Class A (a) 50,000 $ 215,625 Alliant Techsystems, Inc. (a) 20,000 1,278,750
Aviall, Inc. (a)  87,000  1,218,000
BE Aerospace, Inc. (a)  65,000  2,027,188
Transtechnology Corp.   6,500  194,188
  4,933,751
DEFENSE ELECTRONICS - 0.5%
Ducommun, Inc. (a)  23,000  799,646
Tracor, Inc. (a)  100,000  3,931,250
  4,730,896
TOTAL AEROSPACE & DEFENSE   9,664,647
BASIC INDUSTRIES - 3.1%
CHEMICALS & PLASTICS - 1.7%
Carbide/Graphite Group, Inc. (The) (a)  13,000  419,250
Ferro Corp.   109,500  3,154,969
First Years, Inc. (The)  8,000  252,000
Geon Co.   64,300  1,535,163
Myers Industries, Inc.   20,000  497,500
Park Electrochemical Corp.   30,000  772,500
Peak International, Ltd.   6,500  151,125
Scotts Co. Class A (a)  79,000  2,883,500
Spartech Corp.   20,000  423,750
Tredegar Industries, Inc.   13,150  1,029,809
Wellman, Inc.   172,000  3,891,500
  15,011,066
IRON & STEEL - 0.5%
Armco, Inc. (a)  284,000  1,952,500
Barnes Group, Inc.   46,000  1,440,375
Citation Corp. (a)  26,000  542,750
National Steel Corp. Class B  36,700  685,831
Northwestern Steel & Wire Co. (a)  25,000  102,344
  4,723,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - CONTINUED
METALS & MINING - 0.4%
AFC Cable Systems, Inc. (a)  12,500 $ 434,375
RMI Titanium Co. (a)  60,000  1,338,750
Special Metals Corp. (a)  2,000  31,250
Superior Telecom, Inc.   50,000  2,109,375
  3,913,750
PAPER & FOREST PRODUCTS - 0.5%
Mail-Well, Inc. (a)  99,500  4,813,313
TOTAL BASIC INDUSTRIES   28,461,929
CONSTRUCTION & REAL ESTATE - 9.9%
BUILDING MATERIALS - 2.9%
ACX Technologies, Inc. (a)  52,000  1,241,500
Carlisle Companies, Inc.   47,000  2,385,250
Centex Construction Products, Inc.   28,100  1,032,675
Giant Cement Holding, Inc. (a)   18,000  508,500
Hexcel Corp. (a)  48,000  1,341,000
Lone Star Industries, Inc.   72,000  5,949,000
Shaw Group (a)  58,000  1,363,000
Southdown, Inc.   82,000  5,801,500
Texas Industries, Inc.   104,000  6,701,500
  26,323,925
CONSTRUCTION - 2.1%
American Homestar Corp. (a)  25,000  518,750
Centex Corp.   160,000  5,560,000
Crossman Communities, Inc. (a)  34,500  940,125
Granite Construction, Inc.   29,000  857,313
Jacobs Engineering Group, Inc. (a)  58,000  1,935,750
M.D.C. Holdings, Inc.   42,700  733,906
M/I Schottenstein Homes, Inc.   4,000  91,750
Monaco Coach Corp. (a)  18,000  517,500
Oakwood Homes Corp.   102,000  2,875,125
Ryland Group, Inc.   58,000  1,214,375
Standard Pacific Corp.   112,000  1,932,000
Webb (Del E.) Corp.   62,000  1,623,625
  18,800,219
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - CONTINUED
ENGINEERING - 0.0%
URS Corp. (a)  13,000 $ 205,563
REAL ESTATE - 0.0%
Parkway Properties, Inc.   24,000  789,000
REAL ESTATE INVESTMENT TRUSTS - 4.9%
Bedford Property Investors, Inc.   49,000  952,438
CBL & Associates Properties, Inc.   120,000  2,947,500
Cousins Properties, Inc.   19,000  574,750
Eastgroup Properties, Inc.   18,000  358,875
Equity Inns, Inc.   198,000  2,920,500
Felcor Suite Hotels, Inc.   44,000  1,540,000
First Industrial Realty Trust, Inc.   96,000  3,120,000
General Growth Properties, Inc.   60,000  2,152,500
Highwoods Properties, Inc.   118,000  4,012,000
Hospitality Properties Trust (SBI)   148,000  4,754,500
INMC Mortgage Holdings, Inc.   168,000  4,074,000
Irvine Apartment Communities, Inc.   71,000  2,169,938
Koger Equity, Inc.   51,000  1,093,313
MGI Properties, Inc.   25,000  606,250
Manufactured Home Communities, Inc.   55,000  1,388,750
Merry Land & Investment Co., Inc.   104,497  2,200,968
National Golf Properties, Inc.   31,000  962,938
Price, Inc. Class B  45,000  2,064,375
Sun Communities, Inc.   32,000  1,120,000
Sunstone Hotel Investors, Inc.   66,000  1,023,000
Tanger Factory Outlet Centers, Inc.   9,200  277,725
Trinet Corporate Realty Trust, Inc.   77,000  2,757,563
Urban Shopping Centers, Inc.  51,000  1,663,875
  44,735,758
TOTAL CONSTRUCTION & REAL ESTATE   90,854,465
DURABLES - 7.0%
AUTOS, TIRES, & ACCESSORIES - 1.1%
Arvin Industries, Inc.   58,000  2,374,375
Autocam Corp.   7,350  145,163
Copart, Inc. (a)  20,000  403,125
Jason, Inc. (a)  10,000  93,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
DURABLES - CONTINUED
AUTOS, TIRES, & ACCESSORIES - CONTINUED
Navistar International Corp. (a)  95,000 $ 2,838,125
SPX Corp. (a)  27,000  1,954,125
Superior Industries International, Inc.   67,000  2,152,375
World Fuel Services Corp.   15,000  302,813
  10,263,851
CONSUMER DURABLES - 0.5%
Ballantyne of Omaha, Inc. (a)  30,300  615,469
Department 56, Inc. (a)  109,000  3,917,188
  4,532,657
CONSUMER ELECTRONICS - 0.0%
Fossil, Inc. (a)  18,000  416,250
HOME FURNISHINGS - 2.3%
Ethan Allen Interiors, Inc.   200,000  10,187,500
Furniture Brands International, Inc. (a)  249,000  7,314,375
La-Z Boy Chair Co.   20,000  1,046,250
Maxim Group, Inc. (a)  60,000  1,080,000
Stanley Furniture Co, Inc. (a)  11,000  514,250
Winsloew Furniture, Inc. (a)  22,000  591,250
  20,733,625
TEXTILES & APPAREL - 3.1%
Burlington Industries, Inc. (a)  118,000  2,065,000
Crown Crafts, Inc.   11,000  243,375
Mohawk Industries, Inc. (a)  232,500  7,178,438
Novel Denim Holdings Ltd.   300  7,575
Pacific Sunwear of California, Inc. (a)  167,000  7,368,875
Pillowtex Corp.   17,754  891,029
Rocky Shoes & Boots, Inc. (a)  20,000  336,250
Supreme International Corp. (a)  15,500  248,000
Westpoint Stevens, Inc. Class A (a)  288,000  9,648,000
  27,986,542
TOTAL DURABLES   63,932,925
ENERGY - 8.4%
COAL - 0.5%
Zeigler Coal Holding Co.  233,000  4,208,563
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
ENERGY SERVICES - 6.6%
Carbo Ceramics, Inc.   6,000 $ 210,750
Cliffs Drilling Co. (a)  272,000  13,413,000
Dawson Geophysical Co. (a)  18,000  312,750
Input/Output, Inc. (a)  528,000  13,134,000
Marine Drilling Companies, Inc. (a)  180,000  4,376,250
Maverick Tube Corp. (a)  138,000  2,406,375
Oceaneering International, Inc. (a)  135,000  3,096,563
Parker Drilling Co. (a)  200,000  2,050,000
Pool Energy Services Co. (a)  189,000  4,984,875
Transcoastal Marine Services, Inc.   600  6,900
Varco International, Inc. (a)  543,000  16,697,250
  60,688,713
OIL & GAS - 1.3%
Giant Industries, Inc.   25,000  540,625
National-Oilwell, Inc. (a)  94,000  3,566,125
Veritas DGC, Inc. (a)  143,000  7,748,813
  11,855,563
TOTAL ENERGY   76,752,839
FINANCE - 15.6%
BANKS - 2.3%
Brenton Banks, Inc.   5,000  108,750
CNB Bancshares, Inc.   13,000  637,000
Citizens Banking Corp.  10,000  355,000
City National Corp.   189,500  7,047,031
Cullen Frost Bankers, Inc.   28,000  1,638,000
First Empire State Corp.   8,679  4,426,290
Imperial Bancorp (a)  108,000  3,165,750
Republic Bancorp  20,000  390,000
Trans Financial, Inc.   25,000  1,387,500
USBANCORP, Inc.   22,000  1,804,000
West Coast Bancorp.  8,000  209,000
  21,168,321
CLOSED END INVESTMENT COMPANY - 3.9%
Austria Fund, Inc.   342,400  4,408,400
Brazil Fund, Inc.   40,000  910,000
Central European Equity Fund  80,000  1,580,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
CLOSED END INVESTMENT COMPANY - CONTINUED
Chile Fund, Inc.   29,000 $ 469,438
Emerging Markets Telecommunication Fund, Inc.   40,000  572,500
Emerging Germany Fund, Inc.   150,000  2,146,875
Emerging Markets Infrastructure Fund, Inc.   200,000  2,337,500
First Australia Fund, Inc.   33,000  255,750
GT Global Eastern Europe Fund  29,933  357,325
Growth Fund of Spain, Inc.   180,000  3,881,250
Invesco Global Health Sciences Fund  15,000  296,250
Italy Fund, Inc. (The)  170,000  2,475,625
Mexico Fund, Inc. (The)  50,000  909,375
Morgan Stanley Emerging Markets Fund, Inc.   46,000  580,750
Morgan Stanley Asia-Pacific Fund, Inc.   100,000  743,750
New Germany Fund, Inc. (The)  300,000  5,362,500
Portugal Fund, Inc.   50,000  1,121,875
Scudder New Europe Fund, Inc.   28,000  570,500
Scudder New Asia Fund, Inc.   20,000  211,250
Singapore Fund, Inc.  19,000  140,125
Southern Africa Fund, Inc.   25,200  431,550
Spain Fund, Inc.   200,000  3,800,000
Taiwan Fund, Inc.  85,000  1,402,500
Templeton Dragon Fund, Inc.   50,200  552,200
  35,517,288
CREDIT & OTHER FINANCE - 2.6%
AmeriCredit Corp. (a)  190,900  6,335,494
Cash America Investments, Inc.   59,000  1,003,000
Coast Federal Litigation Contingent Payment Rights Trust (a)  48,000
813,000
Consumer Portfolio Services, Inc. (a)  52,000  611,000
Delta Financial Corp. (a)  73,000  1,286,625
IMC Mortgage Co. (a)  160,000  2,550,000
Money Store, Inc. (The)  250,500  8,235,188
Resource Bancshares Mortgage Group, Inc.   60,000  1,065,000
Triad Guaranty, Inc. (a)  63,000  2,236,500
  24,135,807
INSURANCE - 4.9%
Acceptance Insurance Co., Inc. (a)  29,000  661,563
Alfa Corp.   15,000  268,125
Amerus Life Holdings, Inc.   25,000  800,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
INSURANCE - CONTINUED
Annuity & Life Re (Holdings) Ltd.   800 $ 19,100
CMAC Investments  117,600  7,592,550
Capital Re Corp.   53,000  3,912,063
Chartwell Re Corp.   33,000  1,016,813
Commerce Group, Inc.   16,000  604,000
Delphi Financial Group, Inc. Class A  54,308  3,095,556
Enhance Financial Services Group Corp.   36,000  2,470,500
Fidelity National Financial, Inc.   46,000  1,696,250
First American Financial Corp.   31,500  2,238,469
Fremont General Corp.   54,000  3,010,500
Gallagher (Arthur J.) & Co.   25,000  1,096,875
Guarantee Life Companies, Inc.   10,000  271,250
Harleysville Group Inc.   27,000  729,000
Horace Mann Educators Corp.   78,000  2,681,250
LandAmerica Financial Group, Inc.   26,000  1,371,500
Life RE Corp.   28,000  2,016,000
Medical Assurance, Inc. (a)  17,850  528,806
Mutual Risk Management Ltd.   36,000  1,219,500
Orion Capital Corp.   34,000  1,895,500
RLI Corp.   22,000  1,193,500
Reinsurance Group of America, Inc.   30,000  1,486,875
State Auto Financial Corp.   10,000  363,750
Stirling Cooke Brown Holdings Ltd.   400  11,300
Vesta Insurance Group Corp.   45,000  2,548,125
  44,798,720
SAVINGS & LOANS - 1.6%
California Federal Bank FSB (a):
 contingent litigation recovery rights  24,640  523,600
 secondary contingent litigation
 recovery participation interest  38,540  963,500
D & N Financial Corp.   12,000  349,500
FirstFed Financial Corp. (a)  27,000  1,235,250
Flushing Financial Corp.   18,000  479,250
Golden State Bancorp (a)  229,565  8,953,035
Webster Financial Corp.   52,000  1,761,500
  14,265,635
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
SECURITIES INDUSTRY - 0.3%
Affiliated Managers Group, Inc.   2,700 $ 100,238
Freedom Securities Corp.   400  8,875
Legg Mason, Inc.   51,000  3,009,000
  3,118,113
TOTAL FINANCE   143,003,884
HEALTH - 4.2%
DRUGS & PHARMACEUTICALS - 0.7%
Alpharma, Inc. Class A  68,833  1,565,951
ICN Pharmaceuticals, Inc.   86,700  4,269,975
Medco Research, Inc. (a)  20,000  407,500
Optek Technology, Inc. (a)  13,000  295,750
  6,539,176
MEDICAL EQUIPMENT & SUPPLIES - 0.3%
Bindley Western Industries, Inc.   39,000  1,516,125
EMPI, Inc. (a)  31,800  636,000
OEC Medical Systems, Inc. (a)  15,000  340,313
Resmed, Inc. (a)  7,000  276,938
Young Innovations, Inc.   400  6,500
  2,775,876
MEDICAL FACILITIES MANAGEMENT - 3.2%
AmeriPath, Inc.   80,000  1,310,000
Corvel Corp. (a)  5,000  178,125
FPA Medical Management, Inc. (a)  150,000  1,875,000
Hanger Orthopedic Group, Inc. (a)  42,000  784,875
Hooper Holmes, Inc.   53,000  1,248,813
Integrated Health Services, Inc.   198,000  7,635,375
Mariner Health Group, Inc. (a)  156,000  2,827,500
Matria Healthcare, Inc. (a)  90,000  427,500
NovaCare, Inc. (a)  222,000  3,094,125
Total Renal Care Holdings, Inc. (a)  142,000  4,703,750
Universal Health Services, Inc. Class B (a)  81,000  4,662,563
  28,747,626
TOTAL HEALTH   38,062,678
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 4.7%
ELECTRICAL EQUIPMENT - 1.4%
C&D Technologies, Inc.   35,000 $ 1,933,750
Cyberoptics Corp. (a)  30,000  665,625
Hughes Supply, Inc.   109,300  4,235,375
Kuhlman Corp.   44,000  2,156,000
MagneTek, Inc. (a)  164,000  3,228,750
Thomas Industries, Inc.   21,000  544,688
  12,764,188
INDUSTRIAL MACHINERY & EQUIPMENT - 2.9%
Applied Power, Inc. Class A  86,000  3,214,250
Asyst Technologies, Inc. (a)  70,000  1,474,375
Commercial Intertech Corp.   135,000  2,910,938
ESCO Electronics Corp. (trust receipt) (a)  47,000  863,625
Gardner Denver Machinery, Inc. (a)  40,000  1,127,500
Gehl Co. (a)  11,000  203,500
Graco, Inc.   39,300  1,353,394
Hardinge, Inc.   10,000  387,500
Kaydon Corp.   59,000  2,584,938
Manitowoc Co., Inc.   105,000  4,895,625
Robbins & Myers, Inc.   40,000  1,325,000
Terex Corp. (a)  111,000  3,399,375
TriStar Aerospace Co.   16,500  264,000
Varlen Corp.   34,000  1,181,500
Watts Industries, Inc. Class A  60,000  1,537,500
  26,723,020
POLLUTION CONTROL - 0.4%
Ogden Corp.   122,000  3,751,500
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   43,238,708
MEDIA & LEISURE - 3.0%
ENTERTAINMENT - 0.1%
Bally Total Fitness Holding Corp. (a)  30,000  922,500
Harveys Casino Resorts  12,000  325,500
  1,248,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
LEISURE DURABLES & TOYS - 0.5%
Authentic Fitness Corp.   94,000 $ 1,703,750
Russ Berrie & Co., Inc.   43,000  1,230,875
Steinway Musical Instruments, Inc. (a)  39,000  1,191,938
T-HQ, Inc. (a)  31,000  817,625
  4,944,188
LODGING & GAMING - 0.5%
American General Hospitality Corp.   81,000  2,030,063
Rio Hotel & Casino, Inc. (a)  106,000  2,398,250
  4,428,313
PUBLISHING - 0.2%
Scholastic Corp. (a)  60,000  2,235,000
RESTAURANTS - 1.7%
CKE Restaurants, Inc.   123,200  4,265,800
Foodmaker, Inc. (a)  222,000  4,218,000
Ruby Tuesday, Inc.   43,000  1,440,500
ShowBiz Pizza Time, Inc. (a)  134,000  5,175,750
  15,100,050
TOTAL MEDIA & LEISURE   27,955,551
NONDURABLES - 3.1%
AGRICULTURE - 0.2%
Michael Foods, Inc.   62,000  1,813,500
BEVERAGES - 0.7%
Canadaigua Wine Co. Class A (a)  83,000  4,347,125
Coors (Adolph) Co. Class B  53,000  1,894,750
  6,241,875
FOODS - 1.0%
Earthgrains Co.   54,000  2,524,500
International Multifoods Corp.   64,000  1,860,000
J & J Snack Foods Corp. (a)  14,000  273,000
Pilgrims Pride Corp.   7,900  134,300
Omega Protein Corp.   900  15,750
Smithfield Foods, Inc. (a)  134,000  4,070,250
  8,877,800
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - CONTINUED
HOUSEHOLD PRODUCTS - 0.5%
Aptargroup, Inc.   36,000 $ 2,250,000
Windmere-Durable Holdings, Inc.   103,000  2,523,500
  4,773,500
TOBACCO - 0.7%
Consolidated Cigar Holdings, Inc. Class A (a)  139,000  1,919,938
Schweitzer-Mauduit International, Inc.   53,000  1,762,250
Universal Corp.   78,000  2,920,125
  6,602,313
TOTAL NONDURABLES   28,308,988
RETAIL & WHOLESALE - 8.7%
APPAREL STORES - 4.4%
Buckle, Inc. (The) (a)  40,000  2,025,000
Cato Corp. Class A  65,000  926,250
Claire's Stores, Inc.   111,000  2,421,188
Columbia Sportswear Co. (a)  200  4,250
Dress Barn, Inc. (a)  98,000  2,854,250
Footstar, Inc. (a)  156,500  6,230,656
Genesco, Inc. (a)  132,000  2,235,750
Goody's Family Clothing (a)  50,000  2,475,000
Ross Stores, Inc.   408,000  18,895,500
Wet Seal, Inc. Class A (a)  60,000  1,657,500
  39,725,344
GENERAL MERCHANDISE STORES - 2.6%
Ames Department Stores (a)  104,000  2,548,000
Family Dollar Stores, Inc.   202,500  6,885,000
Freds, Inc. Class A  17,500  437,500
Michaels Stores, Inc. (a)  145,000  4,386,250
99 Cents Only Stores (a)  26,000  991,250
Shopko Stores, Inc. (a)  134,000  4,639,750
Stein Mart, Inc (a).   121,000  4,265,250
  24,153,000
RETAIL & WHOLESALE, MISCELLANEOUS - 1.7%
Best Buy Co., Inc. (a)  37,000  2,599,250
Cameron Ashley, Inc. (a)  15,700  312,038
DM Management (a)  30,000  813,750
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - CONTINUED
Finish Line, Inc. Class A (a)  150,000 $ 3,712,500
Funco, Inc. (a)  19,000  361,000
Pier 1 Imports, Inc.   235,500  6,211,313
Trend-Lines, Inc. Class A (a)  10,000  76,250
Zale Corp. (a)  50,000  1,506,250
  15,592,351
TOTAL RETAIL & WHOLESALE   79,470,695
SERVICES - 2.5%
ADVERTISING - 0.2%
ADVO, Inc. (a)  57,000  1,631,625
LEASING & RENTAL - 0.7%
Budget Group, Inc. Class A (a)  60,000  2,010,000
Cort Business Services Corp. (a)  14,000  559,125
Leasing Solutions, Inc. (a)  71,000  1,961,375
Rental Service Corp. (a)  12,000  348,750
Renters Choice, Inc. (a)  52,000  1,423,500
  6,302,750
PRINTING - 0.7%
Cadmus Communications Corp.   10,000  261,250
Consolidated Graphics, Inc. (a)  39,000  2,249,813
Merrill Corp.   25,000  518,750
Schawk, Inc. Class A  5,000  80,000
United Stationers, Inc. (a)  11,000  694,375
Valassis Communications, Inc. (a)  62,000  2,433,500
  6,237,688
SERVICES - 0.9%
Balanced Care Corp.   100,000  825,000
Charles River Associates, Inc.   200  4,800
Coach USA, Inc. (a)  52,000  2,466,750
DA Consulting Group, Inc.   100  1,763
Day Runner, Inc. (a)  40,000  960,000
Personnel Group of America, Inc. (a)  100,000  1,987,500
Prime Medical Services, Inc. (a)  45,000  478,125
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
SERVICES - CONTINUED
Provant, Inc.   300 $ 5,588
RemedyTemp, Inc. Class A (a)  6,000  190,500
Signature Resorts, Inc. (a)  100,000  1,787,500
  8,707,526
TOTAL SERVICES   22,879,589
TECHNOLOGY - 10.5%
COMMUNICATIONS EQUIPMENT - 0.1%
CMC Industries (a)  20,000  187,500
Davox Corp. (a)  42,000  939,750
Excel Switching Corp.   200  4,275
  1,131,525
COMPUTER SERVICES & SOFTWARE - 3.6%
Adept Technology, Inc. (a)  30,000  309,375
Affiliated Computer Services, Inc. Class A (a)  70,000  2,458,750
Brio Technology, Inc.   300  3,300
Command Systems, Inc. (a)  500  3,469
CompuCom Systems, Inc. (a)  81,000  607,500
Datastream Systems, Inc. (a)  60,000  1,380,000
Diamond Multimedia Systems, Inc. (a)  175,000  2,034,375
DSET Corp. (a)  500  8,375
Fundtech Ltd.   200  4,225
ISS Group, Inc. (a)  200  8,850
Inacom Corp. (a)  160,000  5,730,000
Manhattan Associates, Inc.   300  6,788
National Computer System, Inc.   40,000  1,000,000
Orcad, Inc. (a)  50,000  500,000
Progress Software Corp. (a)  40,000  1,280,000
SPS Transaction Services, Inc. (a)  14,000  431,375
STB Systems, Inc. (a)  100,000  1,431,250
Symantec Corp. (a)  481,000  13,949,000
Systems & Computer Technology Corp. (a)  20,000  1,130,000
  32,276,632
COMPUTERS & OFFICE EQUIPMENT - 2.1%
Advanced Digital Information Corp. (a)  71,000  1,331,250
CHS Electronics, Inc. (a)  129,000  2,692,875
Cybex Corp.  13,500  318,938
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Equinox Systems, Inc. (a)  15,000 $ 375,000
General Scanning, Inc. (a)  99,000  2,258,438
MTI Technology Corp. (a)  60,000  956,250
Merisel, Inc. (a)  151,000  481,313
Stratus Computer, Inc. (a)  115,000  5,009,688
Telxon Corp.   87,000  2,811,188
Wang Laboratories, Inc. (a)  110,000  2,970,000
  19,204,940
ELECTRONIC INSTRUMENTS - 1.2%
Aeroflex, Inc. (a)  100,000  1,362,500
Berg Electronics Corp. (a)  28,000  666,750
Electro Scientific Industries, Inc. (a)  26,000  988,000
SBS Technologies, Inc. (a)  53,000  1,583,375
Waters Corp. (a)  122,000  6,527,000
  11,127,625
ELECTRONICS - 3.5%
Applied Science & Technology, Inc. (a)  20,000  270,000
Benchmark Electronics, Inc. (a)  22,000  493,625
Broadcom Corp. Class A  100  4,800
C.P. Clare Corp. (a)  51,000  656,625
Dallas Semiconductor Corp.   110,000  4,241,875
Esterline Technologies Corp. (a)  60,000  1,380,000
Galileo Technology Ltd.   200  6,450
Integrated Circuit Systems, Inc. (a)  150,000  2,268,750
Merix Corporation (a)  15,000  210,938
NeoMagic Corp. (a)  150,000  3,084,375
PMC-Sierra, Inc. (a)  170,000  7,735,000
Semtech Corp. (a)  180,000  4,297,500
Technitrol, Inc.   41,000  1,675,875
World Access, Inc. (a)  144,000  5,562,000
  31,887,813
PHOTOGRAPHIC EQUIPMENT - 0.0%
In Focus Systems, Inc. (a)  10,000  86,250
TOTAL TECHNOLOGY   95,714,785
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 4.9%
AIR TRANSPORTATION - 1.9%
Alaska Air Group, Inc. (a)  119,000 $ 6,678,875
America West Holdings Corp. Class B (a)  224,000  6,776,000
Mesaba Holdings, Inc. (a)  20,000  662,500
Midwest Express Holdings, Inc. (a)  27,000  1,284,188
SkyWest, Inc.   45,000  1,822,500
  17,224,063
RAILROADS - 0.3%
MotivePower Industries, Inc. (a)  70,000  1,802,500
Westinghouse Air Brake Co.   32,000  898,000
  2,700,500
SHIPPING - 0.2%
Trico Marine Services, Inc. (a)  90,000  2,036,250
TRUCKING & FREIGHT - 2.5%
Airborne Freight Corp.   266,000  10,540,250
Arkansas Best Corp. (a)  55,000  577,500
Circle International Group, Inc.   45,700  1,224,617
Landair Services, Inc. (a)  5,000  165,625
Landstar System, Inc. (a)  15,000  491,250
M.S. Carriers, Inc. (a)  34,000  1,156,000
Rollins Truck Leasing Corp.   123,000  1,629,750
Smithway Motor Xpress Corp. Class A (a)  6,000  100,500
USFreightways Corp.   142,000  5,076,500
XTRA Corp.   29,000  1,758,125
  22,720,117
TOTAL TRANSPORTATION   44,680,930
UTILITIES - 1.8%
CELLULAR - 0.1%
Iridium World Communications Ltd. Class A  5,400  359,100
ELECTRIC UTILITY - 1.1%
Rochester Gas & Electric Corp.   170,000  5,291,250
SIGCORP, Inc.   30,000  886,875
United Illuminating Co.   84,000  4,126,500
  10,304,625
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
UTILITIES - CONTINUED
GAS - 0.6%
Energen Corp.   16,000 $ 357,000
Indiana Energy, Inc.   31,000  976,500
MDU Resources Group, Inc.   57,800  2,004,938
UGI Corp.   75,000  2,081,250
  5,419,688
TELEPHONE SERVICES - 0.0%
Exodus Communications, Inc. (a)  300  11,400
U.S. LEC Corp. Class A  600  14,550
  25,950
TOTAL UTILITIES   16,109,363
TOTAL COMMON STOCKS
(Cost $588,142,223)   809,091,976
U.S. TREASURY OBLIGATIONS - 0.3%
 PRINCIPAL
 AMOUNT
U.S. Treasury Bills, yield at date of purchase,
4.97%, 7/23/98 (c) (Cost $2,966,039)    $ 3,000,000  2,966,039
CASH EQUIVALENTS - 11.3%
 SHARES
Taxable Central Cash Fund (b)
(Cost $103,041,258)  103,041,258  103,041,258
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $694,149,520)  $ 915,099,273
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
387 Russell 2000 Index Futures Contracts   June, 1998 $ 94,234,500 $
882,943
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 10.3%
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage.
(c) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $2,966,039.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $694,214,961. Net unrealized appreciation aggregated $220,884,312, of which $235,860,215 related to appreciated investment securities and $14,975,903 related to depreciated investment securities.
The fund hereby designates approximately $35,318,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

AMOUNTS IN THOUSANDS APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $694,149,520) -               $ 915,099,273
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                         483,499

RECEIVABLE FOR FUND SHARES SOLD                                         2,402,112

DIVIDENDS RECEIVABLE                                                    388,277

INTEREST RECEIVABLE                                                     549,413

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                     1,741,500

REDEMPTION FEE RECEIVABLE                                               625

OTHER RECEIVABLES                                                       205,755

 TOTAL ASSETS                                                           920,870,454

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 500,700

PAYABLE FOR FUND SHARES REDEEMED                             993,599

ACCRUED MANAGEMENT FEE                                       582,620

OTHER PAYABLES AND ACCRUED EXPENSES                          221,538

 TOTAL LIABILITIES                                                      2,298,457

NET ASSETS                                                             $ 918,571,997

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                        $ 654,831,453

UNDISTRIBUTED NET INVESTMENT INCOME                                     2,114,416

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                   39,793,432
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS               221,832,696

NET ASSETS, FOR 50,723,081 SHARES OUTSTANDING                          $ 918,571,997

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                          $18.11
($918,571,997 (DIVIDED BY) 50,723,081 SHARES)

MAXIMUM OFFERING PRICE PER SHARE (100/97.00 OF $18.11)                  $18.67


STATEMENT OF OPERATIONS

AMOUNTS IN THOUSANDS YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME                                                       $ 7,639,494
DIVIDENDS

INTEREST                                                                 3,963,362

 TOTAL INCOME                                                            11,602,856

EXPENSES

MANAGEMENT FEE                                            $ 4,686,622
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    198,079

TRANSFER AGENT FEES                                        1,977,222

ACCOUNTING FEES AND EXPENSES                               369,607

NON-INTERESTED TRUSTEES' COMPENSATION                      3,579

CUSTODIAN FEES AND EXPENSES                                21,765

REGISTRATION FEES                                          72,250

AUDIT                                                      40,761

LEGAL                                                      6,047

MISCELLANEOUS                                              3,080

 TOTAL EXPENSES BEFORE REDUCTIONS                          7,379,012

 EXPENSE REDUCTIONS                                        (326,196)     7,052,816

NET INVESTMENT INCOME                                                    4,550,040

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     85,929,379

 FUTURES CONTRACTS                                         547,666       86,477,045

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     166,264,626

 FUTURES CONTRACTS                                         882,943       167,147,569

NET GAIN (LOSS)                                                          253,624,614

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                         $ 258,174,654
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         APRIL 30,       APRIL 30,
                                                         1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 4,550,040     $ 2,254,063
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 86,477,045      11,234,384

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     167,147,569     (32,500,724)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          258,174,654     (19,012,277)
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (5,800,797)     (465,966)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (53,690,763)    (23,807,815)

 TOTAL DISTRIBUTIONS                                      (59,491,560)    (24,273,781)

SHARE TRANSACTIONS                                        606,422,745     341,395,048
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            59,048,723      24,127,354

 COST OF SHARES REDEEMED                                  (397,131,032)   (427,019,838)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          268,340,436     (61,497,436)
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                           882,960         875,845

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 467,906,490     (103,907,649)

NET ASSETS

 BEGINNING OF PERIOD                                      450,665,507     554,573,156

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 918,571,997   $ 450,665,507
INCOME OF $2,114,416 AND $2,279,590, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     37,016,611      25,235,333

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  3,782,147       1,776,683

 REDEEMED                                                 (24,590,359)    (32,432,593)

 NET INCREASE (DECREASE)                                  16,208,399      (5,420,577)


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED APRIL 30,

                                    1998       1997       1996        1995     1994 E

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 13.06    $ 13.89    $ 10.93    $ 10.61    $ 10.00
OF PERIOD

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME               .10 D      .06 D      .07        .05        .02

 NET REALIZED AND UNREALIZED         6.20       (.39)      3.74       .28        .65
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    6.30       (.33)      3.81       .33        .67

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.13)      (.01)      (.08)      (.01)      -

 IN EXCESS OF NET INVESTMENT         -          -          -          -          (.02)
 INCOME

 FROM NET REALIZED GAIN              (1.14)     (.51)      (.77)      -          -

 IN EXCESS OF NET REALIZED GAIN      -          -          -          -          (.04)

 TOTAL DISTRIBUTIONS                 (1.27)     (.52)      (.85)      (.01)      (.06)

REDEMPTION FEES ADDED TO PAID        .02        .02        -          -          -
IN CAPITAL

NET ASSET VALUE, END OF PERIOD      $ 18.11    $ 13.06    $ 13.89    $ 10.93    $ 10.61

TOTAL RETURN B, C                    50.21%     (2.38)%    35.72%     3.12%      6.70%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 918,572  $ 450,666  $ 554,573  $ 562,736  $ 661,804
(000 OMITTED)

RATIO OF EXPENSES TO AVERAGE         1.01%      .95%       1.01%      .97%       1.20% A
NET ASSETS

RATIO OF EXPENSES TO AVERAGE NET     .97% F     .90% F     .99% F     .90% F     1.18% A,  F
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO    .63%       .41%       .39%       .40%       .03% A
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              88%        176%       192%       182%       210% A

AVERAGE COMMISSION RATE G           $ .0372    $ .0365


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 28, 1993 (COMMENCEMENT OF OPERATIONS) TO APRIL
30, 1994.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Small Cap Selector (the fund) (formerly Fidelity Small Cap Stock Fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, passive foreign investment companies (PFIC), market discount, non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital. Prior to November 15, 1997, the fee was 0.75%.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $742,288,036 and $577,784,075, respectively.
The market value of futures contracts opened and closed during the period amounted to $304,398,834 and $211,594,977, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .35%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .67% of average net assets after the performance adjustment.
SALES LOAD. For the period, Fidelity Distributors Corporation (FDC), an affiliate of FMR and the general distributor of the fund, received sales charges of $927,979 on sales of shares of the fund of which $999 was paid to securities dealers, banks and other financial institutions.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .27% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $138,819 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $287,270 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10,170 and $28,756, respectively, under these arrangements.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity Small Cap Selector (formerly Fidelity Small Cap Stock Fund):
We have audited the accompanying statement of assets and liabilities of Fidelity Commonwealth Trust: Fidelity Small Cap Selector (formerly Fidelity Small Cap Stock Fund), including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period June 28, 1993 (commencement of operations) to April 30, 1994. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Commonwealth Trust: Fidelity Small Cap Selector (formerly Fidelity Small Cap Stock Fund) as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period June 28, 1993 (commencement of operations) to April 30, 1994, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Small Cap Selector voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE         6/9/97 12/8/97 6/8/98

RECORD DATE      6/6/97 12/5/97 6/5/98

DIVIDENDS        $ .05  $ .08   $.03

SHORT-TERM
CAPITAL GAINS    -      $ .51   $.15

LONG-TERM
CAPITAL GAINS    $ .25  $ .38   $.47

LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate       100.00% 34.73% 55.11%
 20% rate        -      65.27% 44.89%
A total of 1.30% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 17% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
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OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500



INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Bradford Lewis, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
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THE FIDELITY TELEPHONE CONNECTION
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(2_FIDELITY_LOGOS)FIDELITY

LARGE CAP STOCK
FUND
ANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGERS' REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    18  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   22  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   26  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           27


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998         PAST 1  LIFE OF
                                     YEAR    FUND

FIDELITY LARGE CAP STOCK             39.03%  91.72%

S&P 500 (REGISTERED TRADEMARK)       41.07%  113.63%

GROWTH FUNDS AVERAGE                 39.11%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, or since the fund started on June 22, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the performance of the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 864 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998   PAST 1  LIFE OF
                               YEAR    FUND

FIDELITY LARGE CAP STOCK       39.03%  25.58%

S&P 500                        41.07%  30.42%

GROWTH FUNDS AVERAGE           39.11%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Large Cap Stock             S&P 500
             00338                       SP001
  1995/06/22      10000.00                    10000.00
  1995/06/30       9870.00                     9890.40
  1995/07/31      10260.00                    10218.37
  1995/08/31      10330.00                    10244.01
  1995/09/30      10720.00                    10676.31
  1995/10/31      10590.00                    10638.20
  1995/11/30      10990.00                    11105.21
  1995/12/31      11079.92                    11319.10
  1996/01/31      11420.84                    11704.40
  1996/02/29      11621.38                    11812.90
  1996/03/31      11661.49                    11926.66
  1996/04/30      11751.73                    12102.46
  1996/05/31      12022.46                    12414.58
  1996/06/30      12092.09                    12461.88
  1996/07/31      11488.55                    11911.32
  1996/08/31      11859.14                    12162.53
  1996/09/30      12653.28                    12847.03
  1996/10/31      12843.88                    13201.35
  1996/11/30      13786.26                    14199.24
  1996/12/31      13467.54                    13917.96
  1997/01/31      14145.76                    14787.55
  1997/02/28      13919.69                    14903.49
  1997/03/31      13219.93                    14291.10
  1997/04/30      13790.50                    15144.28
  1997/05/31      14727.09                    16066.26
  1997/06/30      15282.77                    16786.03
  1997/07/31      16456.64                    18121.70
  1997/08/31      15875.30                    17106.52
  1997/09/30      16736.14                    18043.44
  1997/10/31      16110.07                    17440.79
  1997/11/30      16523.72                    18248.13
  1997/12/31      16794.67                    18561.45
  1998/01/31      16841.29                    18766.74
  1998/02/28      18158.29                    20120.19
  1998/03/31      19044.06                    21150.55
  1998/04/30      19172.26                    21363.32
IMATRL PRASUN   SHR__CHT 19980430 19980513 082528 R00000000000038
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Large Cap Stock Fund on June 22, 1995, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $19,172 - a 91.72% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $21,363 - a 113.63% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)
FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP
While the U.S. stock market's
resolve was tested repeatedly
during the 12-month period that
ended April 30, 1998, a strong
domestic economy helped stocks
post impressive gains. The
Standard & Poor's 500 Index - a
measure of the U.S. stock market -
returned 41.07% during this time.
Early in the period, stocks of larger
companies were responsible for
much of the market's advance. In
August and September, stocks of
smaller companies joined in the
fun. In fact, the Russell 2000
Index - a general measure of
small-capitalization stock
performance - returned 42.40%
during the 12-month period. The
tide turned in late October when
the Dow Jones Industrial Average
fell 550-plus points in one trading
session in response to an
economic crisis that was unfolding
in Southeast Asia. The shake-up in
global markets ignited a new "flight
to quality" - meaning investors
again sought out the liquidity and
stable earnings growth of large-cap
companies. Despite this volatility
at the end of 1997, the vibrant U.S.
economy helped the stock market
to achieve record gains in early
1998. In fact, the Dow itself closed
above 9000 for the first time in
April. The period ended on a
positive note when the Commerce
Department reported that gross
domestic product grew at a
stronger-than-expected rate of
4.2% in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong
economic growth amidst benign
inflation.
NOTE TO SHAREHOLDERS: On April 1, 1998, Karen Firestone became Portfolio Manager of Fidelity Large Cap Stock Fund. The following is an interview with Thomas Sprague, who managed the fund during most of the period covered by this report, along with comments from Karen Firestone on her changes to the fund, outlook and investment approach.
Q. HOW HAS THE FUND PERFORMED OVER THE PAST YEAR, TOM?
T.S. The fund has performed broadly in line with the market and with its peers. For the 12 months that ended April 30, 1998, the fund returned 39.03%, which was in line with the 39.11% return of the growth funds average tracked by Lipper Analytical Services, and slightly below the Standard & Poor's 500 Index return of 41.07%.
Q. WHILE THE FUND'S PERFORMANCE WAS QUITE STRONG, IT TRAILED THE S&P 500 SLIGHTLY. WHY WAS THAT?
T.S. The most significant factor in the fund's performance relative to the market was that it was underweighted relative to the S&P 500 in the so-called mega-cap stocks. By this I mean the biggest 50 names in the market. The main reason the fund did not own more of these mega-cap stocks was that they were already selling at what I thought were very high valuations. The underweighting did not help over the course of the past 12 months as these stocks performed quite well. Also, the fund was not fully invested. It had about a 4% cash equivalent balance, on average, to handle cash flows into and out of the fund. In the kind of market we've been having - one that has gone up 30% to 40% a year - that can hurt relative performance.
Q. HOW DID THE FUND'S SECTOR STRATEGIES WORK?
T.S. Some of the fund's drug company holdings performed very well. Schering-Plough, the maker of the successful allergy drug Claritin, announced some joint ventures that may improve its sales over the long term, which helped the stock. Another health care company that did well was Health Management Associates, which has done a really good job consolidating small rural hospitals. The fund's large stake in the financial sector also helped. Bank of New York, for example, was a pretty good performer over the course of the period. Half of its business focuses on ordinary bank services but the other half is in securities processing - the type of activity that can stabilize earnings. American Express was also a good performer over the course of the year.
Q. WERE THERE ANY DISAPPOINTING SECTORS?
T.S. Yes, some of our technology holdings struggled in the period, due mostly to the Asian crisis and a back-up in inventory levels at some personal computer manufacturers. The semi-conductor manufacturer Adaptec, for example, was negatively affected, and was no longer in the fund at the end of the period.
Q. TURNING TO YOU, KAREN, HAVE YOU MADE ANY MAJOR CHANGES SINCE YOU
CAME ON BOARD?
K.F. In terms of sectors, I increased the health care and the media and communications weightings. In health care, I added to the fund's positions in Johnson & Johnson and Merck; in the communications area, I bought Viacom, CBS and Tribune Co. These investments were based somewhat on the knowledge I acquired following the media industry and the health care industry earlier in my career. Microsoft and CocaCola also became larger holdings during the period. By the end of the period, I had reduced the number of companies in the fund from about 150 to about 125, indicative of my interest in being able to focus attention on fewer names and trying to know them as well as I can.
Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
K.F. I feel the fundamentals of the economy and the market are fairly solid. By that I mean inflation is low and interest rates are low. Also, the large growth companies that have driven the market over the past three years continue to have good earnings power. Although their sales growth is not what I'd call stellar, we are still seeing earnings acceleration in the mid-teen range. So, to the extent that money flows into the market, I see growth companies continuing to benefit.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

KAREN FIRESTONE ON HER
INVESTMENT APPROACH.
"In general, I feel the mandate of
this fund is to buy the best of the
large-cap growth stocks. I do not
think we can turn away from the
names that have led the market
just because of their appreciation.
Therefore, I will probably be
inclined toward staying with some
of the blue chip, large-cap
companies if I feel their earnings
prospects look strong going
forward.
"In terms of how I evaluate specific
companies, I look for sales growth
that is accelerating - moving
from 10% to 15%, for example -
because of new product
introductions or increased
global reach. I also like companies
that have improving gross-profit
margins due to declines in the
cost-of-goods sold, for example.
Lastly, companies that have
increasing market share is
another attribute that I look for."
FUND FACTS
GOAL: to seek long-term
growth of capital by investing
in companies with market
capitalization greater than $1
billion at the time of
investment
FUND NUMBER: 338
TRADING SYMBOL: FLCSX
START DATE: June 22, 1995
SIZE: as of April 30, 1998,
more than $154 million
MANAGER: Karen Firestone,
since April 1, 1998; manager,
Fidelity Advisor Large Cap
Fund, since April 1998; Fidelity
Select Health Care Portfolio,
1995-1997; Fidelity Advisor
Health Care Fund, 1996-1997;
Fidelity Select Biotechnology
Portfolio, 1992-1997; Fidelity
Select Air Transportation
Portfolio, 1987-1992;
Fidelity Select Leisure Portfolio,
1986-
1988; Fidelity Select
Transportation Portfolio,
1986-
1992; joined Fidelity in 1983
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                                     % OF FUND'S   % OF FUND'S INVESTMENTS
                                     INVESTMENTS   IN THESE STOCKS
                                                   6 MONTHS AGO

MICROSOFT CORP.                      3.2           1.2

COCA-COLA CO. (THE)                  3.0           0.0

GENERAL ELECTRIC CO.                 3.0           1.2

MERCK & CO., INC.                    2.9           0.7

BRISTOL-MYERS SQUIBB CO.             2.8           2.2

WAL-MART STORES, INC.                2.0           0.6

JOHNSON & JOHNSON                    1.9           0.9

INTEL CORP.                          1.8           0.9

AMERICAN HOME PRODUCTS CORP.         1.8           2.3

ALCATEL ALSTHOM COMPAGNIE GENERALE   1.7           1.3
 D'ELECTRICITE SA SPONSORED ADR

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                 % OF FUND'S   % OF FUND'S INVESTMENTS
                 INVESTMENTS   IN THESE MARKET SECTORS
                               6 MONTHS AGO

TECHNOLOGY       19.8          23.9

HEALTH           18.3          13.7

FINANCE          12.4          12.1

NONDURABLES      10.7          8.6

MEDIA & LEISURE  8.5           4.8

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998 * AS OF OCTOBER 31, 1997 **
ROW: 1, COL: 1, VALUE: 98.7
ROW: 1, COL: 2, VALUE: 1.3
STOCKS 95.1%
SHORT-TERM
INVESTMENTS 4.9%
FOREIGN
INVESTMENTS 4.4%
STOCKS 98.7%
SHORT-TERM
INVESTMENTS 1.3%
FOREIGN
INVESTMENTS 5.5%
ROW: 1, COL: 1, VALUE: 95.09999999999999
ROW: 1, COL: 2, VALUE: 4.9
*
**
INVESTMENTS APRIL 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 98.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.1%
AEROSPACE & DEFENSE - 0.5%
Lockheed Martin Corp.   6,680 $ 743,985
DEFENSE ELECTRONICS - 0.6%
Raytheon Co. Class A   17,100  943,706
TOTAL AEROSPACE & DEFENSE   1,687,691
BASIC INDUSTRIES - 1.3%
CHEMICALS & PLASTICS - 0.5%
Monsanto Co.   14,800  782,550
PACKAGING & CONTAINERS - 0.8%
Owens-Illinois, Inc. (a)  27,870  1,102,607
TOTAL BASIC INDUSTRIES   1,885,157
CONSTRUCTION & REAL ESTATE - 0.4%
REAL ESTATE - 0.4%
Stewart Enterprises, Inc. Class A  19,000  489,250
DURABLES - 1.2%
AUTOS, TIRES, & ACCESSORIES - 0.3%
Honda Motor Co., Ltd. ADR  6,600  480,563
HOME FURNISHINGS - 0.7%
Leggett & Platt, Inc.   19,100  992,006
TEXTILES & APPAREL - 0.2%
NIKE, Inc. Class B  6,800  324,700
TOTAL DURABLES   1,797,269
ENERGY - 4.1%
ENERGY SERVICES - 2.0%
Dresser Industries, Inc.   21,700  1,147,388
Halliburton Co.   20,600  1,133,000
Schlumberger Ltd.   7,000  580,125
  2,860,513
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
ENERGY - CONTINUED
OIL & GAS - 2.1%
Amoco Corp.   13,200 $ 584,100
Texaco, Inc.   9,500  584,250
Total SA sponsored ADR  24,900  1,462,875
Valero Energy Corp.   16,600  537,425
  3,168,650
TOTAL ENERGY   6,029,163
FINANCE - 12.4%
BANKS - 1.8%
AmSouth Bancorp.   12,200  760,975
Banc One Corp.   15,900  935,119
Bank of New York Co., Inc.   17,380  1,026,506
  2,722,600
CREDIT & OTHER FINANCE - 3.2%
American Express Co.   22,910  2,336,820
Fleet Financial Group, Inc.   19,200  1,658,400
Household International, Inc.   6,000  788,625
  4,783,845
FEDERAL SPONSORED CREDIT - 2.4%
Freddie Mac  23,100  1,069,819
Fannie Mae  40,700  2,436,913
  3,506,732
INSURANCE - 2.6%
Allstate Corp.  5,271  507,334
AMBAC, Inc.   11,200  634,900
American International Group, Inc.   7,100  934,094
Hartford Financial Services Group, Inc.  8,400  930,300
MGIC Investment Corp.   2,200  138,585
UNUM Corp.   13,900  747,125
  3,892,338
SAVINGS & LOANS - 1.9%
Charter One Financial Corp.   16,600  1,123,613
Dime Bancorp., Inc.   38,800  1,190,675
Washington Mutual, Inc.   8,300  581,519
  2,895,807
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - CONTINUED
SECURITIES INDUSTRY - 0.5%
Travelers Group, Inc. (The)  11,500 $ 703,656
TOTAL FINANCE   18,504,978
HEALTH - 18.3%
DRUGS & PHARMACEUTICALS - 14.1%
American Home Products Corp.   28,220  2,627,988
Astra AB sponsored ADR, Series A  39,100  803,994
Bristol-Myers Squibb Co.   39,800  4,213,825
Lilly (Eli) & Co.   10,900  758,231
Merck & Co., Inc.   35,370  4,262,085
Pfizer, Inc.   21,900  2,492,494
Protein Design Labs, Inc. (a)  10,200  326,400
Roche Holding AG  100  1,012,789
Sankyo Co. Ltd.   25,000  617,354
Schering-Plough Corp.   23,680  1,897,360
Warner-Lambert Co.   10,600  2,005,388
  21,017,908
MEDICAL EQUIPMENT & SUPPLIES - 3.5%
Cardinal Health, Inc.   8,500  818,125
Johnson & Johnson   40,000  2,855,000
Medtronic, Inc.   19,700  1,036,713
Omnicare, Inc.   7,600  260,300
Sofamor/Danek Group, Inc. (a)  3,100  272,025
  5,242,163
MEDICAL FACILITIES MANAGEMENT - 0.7%
Health Management Associates, Inc. Class A (a)  32,745  1,031,468
TOTAL HEALTH   27,291,539
INDUSTRIAL MACHINERY & EQUIPMENT - 6.8%
ELECTRICAL EQUIPMENT - 5.5%
Alcatel Alsthom Compagnie Generale d'Electricite SA
sponsored ADR   70,500  2,555,625
General Electric Co.   51,780  4,407,773
Honeywell, Inc.   13,900  1,294,438
  8,257,836
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
Cooper Industries, Inc.   3,200 $ 214,000
Ingersoll-Rand Co.   9,950  458,322
  672,322
POLLUTION CONTROL - 0.8%
USA Waste Services, Inc. (a)  24,900  1,221,656
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   10,151,814
MEDIA & LEISURE - 8.5%
BROADCASTING - 3.3%
CBS Corp.   50,100  1,784,813
Cablevision Systems Corp. Class A (a)  18,600  1,142,738
Comcast Corp. Class A special  34,000  1,217,625
Tele-Communications, Inc. (TCI Ventures Group),
Series A (a)  47,300  771,581
  4,916,757
ENTERTAINMENT - 2.4%
Carnival Cruise Lines, Inc. Class A  13,100  911,269
Disney (Walt) Co.   6,900  857,756
Viacom, Inc. Class A (a)  32,000  1,848,000
  3,617,025
LEISURE DURABLES & TOYS - 0.3%
Harley-Davidson, Inc.   7,800  280,800
Mattel, Inc.   5,600  214,550
  495,350
PUBLISHING - 2.1%
Cognizant Corp.   16,600  853,863
Tribune Co.   22,700  1,498,200
World Color Press, Inc. (a)  25,100  803,200
  3,155,263
RESTAURANTS - 0.4%
McDonald's Corp.   8,100  501,188
TOTAL MEDIA & LEISURE   12,685,583
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 10.7%
BEVERAGES - 4.7%
Coca-Cola Co. (The)  59,700 $ 4,529,738
PepsiCo, Inc.   45,640  1,811,338
Seagram Co. Ltd.   17,000  724,693
  7,065,769
FOODS - 1.4%
Hershey Foods Corp.   10,000  732,500
Sara Lee Corp.   22,200  1,322,288
  2,054,788
HOUSEHOLD PRODUCTS - 3.1%
Avon Products, Inc.   13,600  1,117,750
Clorox Co.   13,600  1,140,700
Colgate-Palmolive Co.   6,600  591,938
Gillette Co.   10,300  1,189,006
Procter & Gamble Co.   7,180  590,106
  4,629,500
TOBACCO - 1.5%
Philip Morris Companies, Inc.   59,640  2,225,318
TOTAL NONDURABLES   15,975,375
RETAIL & WHOLESALE - 8.0%
APPAREL STORES - 1.6%
Gap, Inc.   28,200  1,450,538
Limited, Inc. (The)  26,500  889,406
  2,339,944
DRUG STORES - 0.5%
CVS Corp.   11,100  818,625
GENERAL MERCHANDISE STORES - 3.2%
Consolidated Stores Corp. (a)  14,125  565,000
Dayton Hudson Corp.  14,000  1,222,375
Wal-Mart Stores, Inc.   59,600  3,013,525
  4,800,900
GROCERY STORES - 0.9%
Safeway, Inc. (a)  35,500  1,357,875
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 1.8%
Circuit City Stores, Inc. - Circuit City Group  14,600 $ 593,125
Home Depot, Inc.   20,900  1,455,163
Staples, Inc. (a)  25,100  619,656
  2,667,944
TOTAL RETAIL & WHOLESALE   11,985,288
SERVICES - 2.6%
ADVERTISING - 1.1%
Omnicom Group, Inc.   19,500  923,813
Outdoor Systems, Inc. (a)  24,900  790,575
  1,714,388
LEASING & RENTAL - 0.7%
Hertz Corp. Class A  24,600  1,008,600
SERVICES - 0.8%
AccuStaff, Inc. (a)  31,700  1,137,238
TOTAL SERVICES   3,860,226
TECHNOLOGY - 19.8%
COMMUNICATIONS EQUIPMENT - 2.5%
Ascend Communications, Inc. (a)  13,400  583,738
Aspect Telecommunications Corp. (a)  24,200  695,750
Cisco Systems, Inc. (a)  23,190  1,698,668
Lucent Technologies, Inc.   9,500  723,188
  3,701,344
COMPUTER SERVICES & SOFTWARE - 7.8%
America Online, Inc. (a)  5,800  464,000
Cadence Design Systems, Inc. (a)  10,700  388,544
Computer Associates International, Inc.   15,700  919,431
Compuware Corp. (a)  7,800  381,225
Electronic Data Systems Corp.    30,500  1,311,500
First Data Corp.  16,400  555,550
Keane, Inc. (a)  11,800  592,950
Microsoft Corp. (a)  53,200  4,794,650
Oracle Corp.   16,600  429,525
Shared Medical Systems Corp.   10,300  751,256
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Siebel Systems, Inc. (a)  10,000 $ 258,750
SunGard Data Systems, Inc. (a)  21,900  780,188
  11,627,569
COMPUTERS & OFFICE EQUIPMENT - 5.1%
Comdisco, Inc.   16,050  710,213
Compaq Computer Corp.   34,400  965,350
Dell Computer Corp. (a)  26,500  2,139,875
EMC Corp. (a)  32,500  1,499,063
Hewlett-Packard Co.   18,200  1,370,688
Pitney Bowes, Inc.   19,420  932,160
  7,617,349
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  11,600  419,050
ELECTRONICS - 4.1%
Altera Corp. (a)  14,600  591,300
Intel Corp.   33,400  2,699,138
Linear Technology Corp.   11,740  945,070
Maxim Integrated Products, Inc. (a)  12,900  520,838
Texas Instruments, Inc.   21,900  1,402,969
  6,159,315
TOTAL TECHNOLOGY   29,524,627
UTILITIES - 3.5%
CELLULAR - 0.3%
AirTouch Communications, Inc. (a)  8,300  440,938
ELECTRIC UTILITY - 0.4%
Houston Industries, Inc.   19,900  578,344
TELEPHONE SERVICES - 2.8%
AT&T Corp.   14,400  864,900
MCI Communications Corp.   26,100  1,313,156
WorldCom, Inc. (a)  47,300  2,023,553
  4,201,609
TOTAL UTILITIES   5,220,891
TOTAL COMMON STOCKS
(Cost $123,286,084)   147,088,851
CASH EQUIVALENTS - 1.3%
 SHARES VALUE (NOTE 1)
Taxable Central Cash Fund (b)
(Cost $1,877,333)  1,877,333 $ 1,877,333
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $125,163,417)  $ 148,966,184
LEGEND
(a) Non-income producing
(b) At period end, the seven-day yield of the Taxable Central Cash Fund was 5.51%. The yield refers to the income earned by investing in the fund over the seven-day period, expressed as an annual percentage. INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $125,877,414. Net unrealized appreciation aggregated $23,088,770, of which $25,340,060 related to appreciated investment securities and $2,251,290 related to depreciated investment securities.
The fund hereby designates approximately $6,232,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $125,163,417) -                 $ 148,966,184
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR INVESTMENTS SOLD                                           4,830,640

RECEIVABLE FOR FUND SHARES SOLD                                           3,429,851

DIVIDENDS RECEIVABLE                                                      83,741

INTEREST RECEIVABLE                                                       24,517

 TOTAL ASSETS                                                             157,334,933

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 2,080,717

PAYABLE FOR FUND SHARES REDEEMED                             889,230

ACCRUED MANAGEMENT FEE                                       57,838

OTHER PAYABLES AND ACCRUED EXPENSES                          70,805

 TOTAL LIABILITIES                                                        3,098,590

NET ASSETS                                                               $ 154,236,343

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                          $ 106,804,833

UNDISTRIBUTED NET INVESTMENT INCOME                                       225,430

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                     23,403,313
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                 23,802,767

NET ASSETS, FOR 9,374,415 SHARES OUTSTANDING                             $ 154,236,343

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE                      $16.45
PER SHARE ($154,236,343 (DIVIDED BY) 9,374,415 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME                                                      $ 1,340,829
DIVIDENDS

INTEREST                                                                301,618

 TOTAL INCOME                                                           1,642,447

EXPENSES

MANAGEMENT FEE                                            $ 795,483
BASIC FEE

 PERFORMANCE ADJUSTMENT                                    (188,609)

TRANSFER AGENT FEES                                        353,644

ACCOUNTING FEES AND EXPENSES                               80,621

NON-INTERESTED TRUSTEES' COMPENSATION                      370

CUSTODIAN FEES AND EXPENSES                                17,488

REGISTRATION FEES                                          40,540

AUDIT                                                      44,490

LEGAL                                                      627

MISCELLANEOUS                                              714

 TOTAL EXPENSES BEFORE REDUCTIONS                          1,145,368

 EXPENSE REDUCTIONS                                        (26,512)     1,118,856

NET INVESTMENT INCOME                                                   523,591

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     28,856,030

 FOREIGN CURRENCY TRANSACTIONS                             1,375        28,857,405

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON                 14,221,736
INVESTMENT SECURITIES

NET GAIN (LOSS)                                                         43,079,141

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                        $ 43,602,732
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED      YEAR ENDED
                                                         APRIL 30,       APRIL 30,
                                                         1998            1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 523,591       $ 684,755
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 28,857,405      9,226,884

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     14,221,736      5,099,499

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          43,602,732      15,011,138
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (530,981)       (409,596)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (9,466,445)     (5,743,668)

 TOTAL DISTRIBUTIONS                                      (9,997,426)     (6,153,264)

SHARE TRANSACTIONS                                        142,052,818     178,330,702
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            9,822,082       6,084,858

 COST OF SHARES REDEEMED                                  (148,656,557)   (164,026,777)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          3,218,343       20,388,783
FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 36,823,649      29,246,657

NET ASSETS

 BEGINNING OF PERIOD                                      117,412,694     88,166,037

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 154,236,343   $ 117,412,694
INCOME OF $225,430 AND $401,335, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     9,702,580       14,568,975

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  704,182         517,074

 REDEEMED                                                 (10,197,944)    (13,441,050)

 NET INCREASE (DECREASE)                                  208,818         1,644,999


FINANCIAL HIGHLIGHTS

                                                       YEARS ENDED APRIL 30,

                                                       1998                   1997       1996 G

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                   $ 12.81                $ 11.72    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME                                  .06 D                  .09 D      .05

 NET REALIZED AND UNREALIZED GAIN (LOSS)                4.71                   1.85       1.70

 TOTAL FROM INVESTMENT OPERATIONS                       4.77                   1.94       1.75

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                             (.06)                  (.05)      (.03)

 FROM NET REALIZED GAIN                                 (1.07)                 (.80)      -

 TOTAL DISTRIBUTIONS                                    (1.13)                 (.85)      (.03)

NET ASSET VALUE, END OF PERIOD                         $ 16.45                $ 12.81    $ 11.72

TOTAL RETURN B, C                                       39.03%                 17.35%     17.52%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                $ 154,236              $ 117,413  $ 88,166

RATIO OF EXPENSES TO AVERAGE NET ASSETS                 .86%                   1.01%      1.31% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER           .84% E                 .99% E     1.30% A, E
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS    .39%                   .68%       .70% A

PORTFOLIO TURNOVER RATE                                 159%                   110%       155% A

AVERAGE COMMISSION RATE F                              $ .0419                $ .0336


A ANNUALIZED.
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
G FOR THE PERIOD JUNE 22, 1995 (COMMENCEMENT OF OPERATIONS) TO APRIL
30, 1996.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend
1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the
Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $203,489,600 and $209,618,626, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment took effect in June, 1996. For the period, the management fee was equivalent to an annual rate of .45% of average net assets after the performance adjustment.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $29,163 for the period.
5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $26,279 under this arrangement.
In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $233 under this arrangement.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity Large Cap Stock Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Commonwealth Trust: Fidelity Large Cap Stock Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period June 22, 1995 (commencement of operations) to April 30, 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Commonwealth Trust: Fidelity Large Cap Stock Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 22, 1995 (commencement of operations) to April 30, 1996, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
DISTRIBUTIONS


The Board of Trustees of Fidelity Large Cap Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE       6/9/97 12/8/97 6/8/98

RECORD DATE    6/6/97 12/5/97 6/5/98

DIVIDENDS      $.03   $.03    $.02

SHORT-TERM
CAPITAL GAINS  $.26   $.33    $.95

LONG-TERM
CAPITAL GAINS  $.22   $.26    $1.28

LONG-TERM
CAPITAL GAIN BREAKDOWN:
 28% rate      100%   37.32%  45.16%
 20% rate      -      62.68%  54.84%
A total of .47% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 22% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
7373 N. Scottsdale Road
Scottsdale, AZ
CALIFORNIA
815 East Birch Street
Brea, CA
851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
Glendale, CA
19100 Von Karman Avenue
Irvine, CA
10100 Santa Monica Blvd.
Los Angeles, CA
251 University Avenue
Palo Alto, CA
1760 Challenge Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
455 Market Street
San Francisco, CA
950 Northgate Drive
San Rafael, CA
1400 Civic Drive
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA
COLORADO
1625 Broadway
Denver, CO
CONNECTICUT
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT
DELAWARE
222 Delaware Avenue
Wilmington, DE
FLORIDA
4400 N. Federal Highway
Boca Raton, FL
90 Alhambra Plaza
Coral Gables, FL
4090 N. Ocean Boulevard
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
4001 Tamiami Trail, North
Naples, FL
2401 PGA Boulevard
Palm Beach Gardens, FL
8065 Beneva Road
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
GEORGIA
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA
HAWAII
700 Bishop Street
Honolulu, HI
ILLINOIS
One North Franklin Street
Chicago, IL
1415 West 22nd Street
Oak Brook, IL
1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL
INDIANA
4729 East 82nd Street
Indianapolis, IN
MAINE
3 Canal Plaza
Portland, ME
MARYLAND
7401 Wisconsin Avenue
Bethesda, MD
1 West Pennsylvania Ave.
Towson, MD
MASSACHUSETTS
470 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
25 State Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
416 Belmont Street
Worcester, MA
MICHIGAN
280 North Woodward Ave.
Birmingham, MI
29155 Northwestern Hwy.
Southfield, MI
MINNESOTA
7600 France Avenue South
Edina, MN
MISSOURI
700 West 47th Street
Kansas City, MO
8885 Ladue Road
Ladue, MO
200 North Broadway
St. Louis, MO
NEW JERSEY
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
501 Route 17, South
Paramus, NJ
NEW YORK
1055 Franklin Avenue
Garden City, NY
999 Walt Whitman Road
Melville, L.I., NY
1271 Avenue of the Americas
New York, NY
71 Broadway
New York, NY
350 Park Avenue
New York, NY
NORTH CAROLINA
4611 Sharon Road
Charlotte, NC
2200 West Main Street
Durham, NC
OHIO
600 Vine Street
Cincinnati, OH
28699 Chagrin Boulevard
Woodmere Village, OH
OREGON
16850 SW 72 Avenue
Tigard, OR
PENNSYLVANIA
1735 Market Street
Philadelphia, PA
439 Fifth Avenue
Pittsburgh, PA
TENNESSEE
6150 Poplar Road
Memphis, TN
TEXAS
10000 Research Boulevard
Austin, TX
4017 Northwest Parkway
Dallas, TX
1155 Dairy Ashford Street
Houston, TX
2701 Drexel Drive
Houston, TX
400 East Las Colinas Blvd.
Irving, TX
14100 San Pedro
San Antonio, TX
19740 IH 45 North
Spring, TX
UTAH
215 South State Street
Salt Lake City, UT
VIRGINIA
8180 Greensboro Drive
McLean, VA
WASHINGTON
411 108th Avenue, N.E.
Bellevue, WA
511 Pine Street
Seattle, WA
WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Stock Selector
Small Cap Stock Fund
Stock Selector
TechnoQuant Growth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)SPARTAN(registered trademark)

MARKET INDEX
FUND

ANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               6   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY AND OUTLOOK.

INVESTMENT CHANGES      9   A SUMMARY OF MAJOR SHIFTS IN THE FUND'S
                            INVESTMENTS OVER THE PAST SIX MONTHS.

INVESTMENTS             10  A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    30  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   34  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   39  THE AUDITORS' OPINION.
ACCOUNTANTS

DISTRIBUTIONS           40


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998                PAST 1  PAST 5   LIFE OF
                                            YEAR    YEARS    FUND

SPARTAN MARKET INDEX                        40.74%  179.71%  301.91%

S&P 500 (REGISTERED TRADEMARK)              41.07%  184.36%  309.42%

S&P 500 INDEX OBJECTIVE FUNDS AVERAGE       40.22%  178.33%  N/A

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on March 6, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the S&P 500 Index objective funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 73 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED APRIL 30, 1998           PAST 1  PAST 5  LIFE OF
                                       YEAR    YEARS   FUND

SPARTAN MARKET INDEX                   40.74%  22.84%  18.60%

S&P 500                                41.07%  23.25%  18.87%

S&P 500 INDEX OBJECTIVE FUNDS AVERAGE  40.22%  22.72%  N/A

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a slightly different figure than that obtained by averaging the cumulative total returns and annualizing the result.)
$10,000 OVER LIFE OF FUND
             Spartan Market Index        S&P 500
             00317                       SP001
  1990/03/06      10000.00                    10000.00
  1990/03/31      10080.00                    10077.26
  1990/04/30       9832.00                     9825.33
  1990/05/31      10828.00                    10783.30
  1990/06/30      10759.05                    10709.97
  1990/07/31      10726.82                    10675.70
  1990/08/31       9755.68                     9710.62
  1990/09/30       9278.83                     9237.71
  1990/10/31       9246.32                     9197.99
  1990/11/30       9843.77                     9792.18
  1990/12/31      10104.76                    10065.38
  1991/01/31      10552.31                    10504.23
  1991/02/28      11307.81                    11255.28
  1991/03/31      11576.40                    11527.66
  1991/04/30      11605.36                    11555.33
  1991/05/31      12101.66                    12054.52
  1991/06/30      11541.33                    11502.42
  1991/07/31      12083.37                    12038.43
  1991/08/31      12362.73                    12323.74
  1991/09/30      12158.48                    12117.94
  1991/10/31      12318.02                    12280.32
  1991/11/30      11818.41                    11785.42
  1991/12/31      13169.28                    13133.67
  1992/01/31      12923.44                    12889.39
  1992/02/29      13084.50                    13056.95
  1992/03/31      12824.48                    12802.34
  1992/04/30      13199.92                    13178.73
  1992/05/31      13259.64                    13243.30
  1992/06/30      13062.40                    13045.98
  1992/07/31      13590.56                    13579.56
  1992/08/31      13311.45                    13301.18
  1992/09/30      13465.08                    13458.13
  1992/10/31      13503.97                    13505.23
  1992/11/30      13957.71                    13965.76
  1992/12/31      14131.46                    14137.54
  1993/01/31      14240.20                    14256.30
  1993/02/28      14431.57                    14450.18
  1993/03/31      14731.95                    14755.08
  1993/04/30      14368.79                    14398.01
  1993/05/31      14749.45                    14783.88
  1993/06/30      14784.85                    14826.75
  1993/07/31      14718.47                    14767.44
  1993/08/31      15267.21                    15327.13
  1993/09/30      15147.31                    15209.11
  1993/10/31      15458.89                    15523.94
  1993/11/30      15307.55                    15376.46
  1993/12/31      15490.51                    15562.52
  1994/01/31      16009.85                    16091.64
  1994/02/28      15571.10                    15655.56
  1994/03/31      14886.68                    14972.97
  1994/04/30      15080.31                    15164.63
  1994/05/31      15323.46                    15413.33
  1994/06/30      14942.26                    15035.70
  1994/07/31      15431.43                    15528.87
  1994/08/31      16056.48                    16165.56
  1994/09/30      15661.49                    15769.50
  1994/10/31      16007.70                    16124.31
  1994/11/30      15420.05                    15537.07
  1994/12/31      15649.20                    15767.48
  1995/01/31      16052.46                    16176.33
  1995/02/28      16671.10                    16806.72
  1995/03/31      17154.37                    17302.69
  1995/04/30      17656.61                    17812.26
  1995/05/31      18352.37                    18524.21
  1995/06/30      18766.45                    18954.53
  1995/07/31      19389.52                    19583.06
  1995/08/31      19436.02                    19632.21
  1995/09/30      20247.40                    20460.69
  1995/10/31      20172.60                    20387.65
  1995/11/30      21046.82                    21282.67
  1995/12/31      21439.08                    21692.57
  1996/01/31      22172.32                    22430.99
  1996/02/29      22371.00                    22638.92
  1996/03/31      22600.27                    22856.93
  1996/04/30      22923.54                    23193.85
  1996/05/31      23503.52                    23792.01
  1996/06/30      23597.08                    23882.66
  1996/07/31      22548.32                    22827.53
  1996/08/31      23009.58                    23308.96
  1996/09/30      24292.52                    24620.79
  1996/10/31      24960.81                    25299.83
  1996/11/30      26833.97                    27212.24
  1996/12/31      26283.26                    26673.17
  1997/01/31      27916.74                    28339.71
  1997/02/28      28123.38                    28561.89
  1997/03/31      26952.39                    27388.28
  1997/04/30      28557.59                    29023.36
  1997/05/31      30296.13                    30790.30
  1997/06/30      31634.23                    32169.71
  1997/07/31      34158.72                    34729.45
  1997/08/31      32248.97                    32783.91
  1997/09/30      34002.51                    34579.49
  1997/10/31      32878.84                    33424.53
  1997/11/30      34375.39                    34971.75
  1997/12/31      34964.10                    35572.22
  1998/01/31      35357.13                    35965.65
  1998/02/28      37873.52                    38559.49
  1998/03/31      39792.72                    40534.12
  1998/04/30      40190.85                    40941.89
IMATRL PRASUN   SHR__CHT 19980430 19980519 164230 R00000000000101
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Market Index Fund on March 6, 1990, when the fund started. As the chart shows, by April 30, 1998, the value of the investment would have grown to $40,191 - a 301.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $40,942 - a 309.42% increase.
UNDERSTANDING
PERFORMANCE
How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW


NOTE TO SHAREHOLDERS: Frank Salerno became Portfolio Manager of Spartan Market Index Fund in December 1997, when Bankers Trust was appointed sub-adviser of the fund.
Q. HOW DID THE FUND PERFORM, FRANK?
A. For the 12 months that ended April 30, 1998, the fund had a total return of 40.74% - in line with the 41.07% return of the Standard & Poor's 500 Index. Of course, the fund's return was slightly lower than the index due to expenses. In addition, the fund beat the 40.22% return of the S&P 500 Index objective funds average tracked by Lipper Analytical Services.
Q. WHAT WAS THE MARKET LIKE OVER THE PAST 12 MONTHS?
A. At the beginning of the period, U.S. equity markets rallied as inflation fears calmed and economic growth moderated from the torrid pace set in the first quarter of 1997. However, the market began losing steam in October after Federal Reserve Board Chairman Alan Greenspan said a low jobless rate could lead to wage increases and inflationary pressures. On top of that, Southeast Asian economies began a freefall after several countries in the region experienced currency difficulties. As fears about the global effects of the Asian turmoil began surfacing, the U.S. stock market took a big hit. In fact, on October 27, the Dow Jones Industrial Average experienced its biggest one-day point drop in history. The Dow rebounded significantly the next day, but the two-day turbulence paved the way for the market's ups and downs over the next several months.
Q. WHAT HAPPENED NEXT?
A. Although the Asian crisis kept the Fed from raising interest rates through the end of the period, the turmoil created a new volatility in the market, where one-time events started to cause major shake-ups. Stocks were harshly punished on disappointing first-quarter earnings reports - sometimes sending the market tumbling for a day or two. On the other hand, news of big mergers - such as the proposed combination of Citicorp and Travelers Group announced in April - sent the stock market soaring. The market ended the period on a positive note when the Commerce Department reported that gross domestic product grew at a stronger-than-expected rate of 4.2% in the first quarter, while employment costs increased at a slower-than-expected pace - a sign of stagnant inflation.
Q. FINANCE WAS THE LARGEST SECTOR IN THE INDEX AT THE END OF THE PERIOD. HOW DID THESE STOCKS PERFORM?
A. Most bank and brokerage stocks performed well during the period as a result of low interest rates, additional fee-based revenues, robust capital markets and increased merger and acquisition activity. In fact, after Citicorp and Travelers announced their intent to merge, many finance stocks appreciated rapidly on hopes that the consolidation trend would continue and that these companies would be purchased at high premiums.
Q. TECHNOLOGY HAS BEEN A STRONG DRIVER OF THE MARKET'S RETURNS OVER THE PAST FEW YEARS. HOW DID THAT SECTOR FARE?
A. Among technology stocks, personal computer (PC) manufacturers such as IBM and Dell Computer enjoyed the strongest growth as falling PC prices helped spur demand in both the consumer and commercial markets. However, the technology sector as a whole fell victim to the Asian financial crisis in the fourth quarter of 1997 and into early 1998. Technology companies, especially semiconductor and component makers, export many of their products to the Far East, so their stocks took a hit in anticipation of reduced future earnings.
Q. WHAT ABOUT HEALTH CARE STOCKS?
A. Although some large-capitalization health care stocks suffered a correction at the beginning of the 12-month period because they were considered to be overvalued, these stocks performed well for the remainder of the period. Pharmaceutical stocks such as Pfizer led the sector's gains, fueled by solid earnings and accelerated reviews by the Food and Drug Administration. Specifically, Pfizer's stock rose on the immediate popularity of its newly released impotency drug, Viagra, at the end of the period.
Q. WERE THERE ANY SECTORS OF THE MARKET THAT PROVED TO BE
DISAPPOINTING?
A. As I mentioned, technology stocks continued to struggle on worries about decreased demand resulting from the Asian crisis. These stocks were also hit hard toward the end of the period as the Justice Department's investigation of Microsoft intensified. In addition, energy stocks were injured by the Asian crisis because Asia is responsible for a large portion of the growth in demand for most energy commodities.
Q. WHAT'S YOUR OUTLOOK?
A. At the end of the period, we witnessed continued anxiety about what kind of effects the Asian turbulence would have on the global economy. However, we also witnessed strong economic growth and tight labor markets amidst relatively benign inflation. These factors seem to signal steady monetary policy in the near future - which bodes well for continued gains in the stock market. However, Greenspan seemed increasingly wary of the heights of the stock market at the end of the period - one factor that may prompt a Fed interest-rate increase in the near future.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FRANK SALERNO ON CHANGES TO
THE S&P 500:
"The S&P 500 is an index of 500
stocks chosen to be
representative of the broader
market. Periodically, companies will
be added or deleted from the
index. Usually, this is based on
events such as acquisitions,
spin-offs or shifts in asset size."
Here are some recent changes to
the index:
(solid bullet) October 22: Louisiana Land &
Exploration is removed following
its acquisition by S&P 500
component Burlington Resources,
Inc.
(solid bullet) November 26: Salomon, Inc., is deleted from the list after being acquired by Travelers Group, Inc.
(solid bullet) December 17: HFS, Inc., and
CUC International, Inc., were
removed from the index following
their merger to form Cendant Corp.
(solid bullet) March 30: Nextel
Communications replaced
Safety-Kleen on the list after
Safety-Kleen was acquired by
Laidlaw Environmental.
(solid bullet) April 23: Gateway 2000 replaced
USF&G in the index after USF&G
was acquired by S&P 500 component
St. Paul Cos.
(solid bullet) April 27: Franklin Resources replaced Corestates Financial in the index following the acquisition of Corestates by S&P 500 component
First Union Corp.
FUND FACTS
GOAL: seeks a total return
which corresponds to that
of the Standard & Poor's
500 Index
FUND NUMBER: 317
TRADING SYMBOL: FSMKX
START DATE: March 6, 1990
SIZE: as of April 30, 1998,
more than $5.4 billion
MANAGER: Frank Salerno,
of Bankers Trust, since
December 1997
(checkmark)
INVESTMENT CHANGES


TOP TEN STOCKS AS OF APRIL 30, 1998
                                       % OF FUND'S   % OF FUND'S INVESTMENTS
                                       INVESTMENTS   IN THESE STOCKS
                                                     6 MONTHS AGO

GENERAL ELECTRIC CO.                   3.0           2.8

MICROSOFT CORP.                        2.4           2.1

COCA-COLA CO. (THE)                    2.0           1.9

EXXON CORP.                            1.9           2.0

PFIZER, INC.                           1.6           1.2

MERCK & CO., INC.                      1.6           1.4

INTEL CORP.                            1.4           1.7

ROYAL DUTCH PETROLEUM CO.              1.3           1.5

WAL-MART STORES, INC.                  1.2           1.1

INTERNATIONAL BUSINESS MACHINES CORP.  1.2           1.3

TOP TEN MARKET SECTORS AS OF APRIL 30, 1998
                                  % OF FUND'S   % OF FUND'S INVESTMENTS
                                  INVESTMENTS   IN THESE MARKET SECTORS
                                                6 MONTHS AGO

FINANCE                           17.1          15.7

TECHNOLOGY                        14.0          13.9

HEALTH                            11.1          10.5

NONDURABLES                       9.4           10.0

UTILITIES                         9.2           8.8

ENERGY                            7.6           8.7

INDUSTRIAL MACHINERY & EQUIPMENT  5.4           5.4

RETAIL & WHOLESALE                4.8           4.5

BASIC INDUSTRIES                  4.5           4.9

MEDIA & LEISURE                   4.4           4.1

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
TO MATCH THE STANDARD & POOR'S 500 INDEX, SPARTAN MARKET INDEX FUND SEEKS 100% INVESTMENT EXPOSURE TO STOCKS AT ALL TIMES.
INVESTMENTS APRIL 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 95.1%
 SHARES VALUE (NOTE 1)
  (000S)
AEROSPACE & DEFENSE - 2.0%
AEROSPACE & DEFENSE - 1.7%
AlliedSignal, Inc.   350,700 $ 15,365
Boeing Co.   570,484  28,560
Goodrich (B.F.) Co.   47,520  2,557
Lockheed Martin Corp.   121,168  13,495
Rockwell International Corp.   128,900  7,210
Textron, Inc.   103,700  8,115
United Technologies Corp.   142,640  14,041
  89,343
DEFENSE ELECTRONICS - 0.2%
Northrop Grumman Corp.   44,300  4,682
Raytheon Co. Class B  149,840  8,494
  13,176
SHIP BUILDING & REPAIR - 0.1%
General Dynamics Corp.   71,300  3,013
TOTAL AEROSPACE & DEFENSE   105,532
BASIC INDUSTRIES - 4.5%
CHEMICALS & PLASTICS - 2.4%
Air Products & Chemicals, Inc.   77,020  6,696
Avery Dennison Corp.   58,000  3,038
Dow Chemical Co.   140,070  13,543
du Pont (E.I.) de Nemours & Co.   664,860  48,410
Eastman Chemical Co.   38,742  2,664
Engelhard Corp.   71,637  1,513
FMC Corp. (a)  18,300  1,419
Great Lakes Chemical Corp.   27,700  1,392
Hercules, Inc.   46,720  2,234
Monsanto Co.   363,300  19,209
Morton International, Inc.   65,100  2,083
Nalco Chemical Co.   33,080  1,315
PPG Industries, Inc.   112,200  7,931
Praxair, Inc.   92,500  4,654
Raychem Corp.   54,800  2,202
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
CHEMICALS & PLASTICS - CONTINUED
Rohm & Haas Co.   38,500 $ 4,151
Sealed Air Corp. (a)  56,098  3,517
Union Carbide Corp.   90,100  4,370
W.R. Grace & Co. (a)  49,400  1,003
  131,344
IRON & STEEL - 0.2%
Aeroquip Vickers, Inc.   12,900  820
Allegheny Teledyne, Inc.   100,325  2,546
Armco, Inc. (a)  49,600  341
Bethlehem Steel Corp. (a)  84,200  1,310
Inland Steel Industries, Inc.   22,800  668
Nucor Corp.   56,700  3,398
USX-U.S. Steel Group  53,060  2,077
Worthington Industries, Inc.   47,625  856
  12,016
METALS & MINING - 0.4%
Alcan Aluminium Ltd.   132,703  4,303
Aluminum Co. of America  97,320  7,542
ASARCO, Inc.   21,200  529
Cyprus Amax Minerals Co.   46,650  805
Freeport-McMoRan Copper & Gold, Inc. Class B  93,000  1,750
Inco Ltd.   77,358  1,354
Phelps Dodge Corp.   41,140  2,763
Reynolds Metals Co.   52,740  3,481
  22,527
PACKAGING & CONTAINERS - 0.3%
Ball Corp.   14,175  548
Bemis Co., Inc.   24,700  1,099
Corning, Inc.   137,840  5,514
Crown Cork & Seal Co., Inc.   76,580  3,987
Owens-Illinois, Inc. (a)  70,700  2,797
Tupperware Corp.   28,500  771
  14,716
PAPER & FOREST PRODUCTS - 1.2%
Boise Cascade Corp.   24,300  913
Champion International Corp.   62,700  3,374
Fort James Corp.   133,900  6,645
Georgia-Pacific Corp.   60,100  4,639
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
BASIC INDUSTRIES - CONTINUED
PAPER & FOREST PRODUCTS - CONTINUED
International Paper Co.   190,000 $ 9,916
Kimberly-Clark Corp.   343,530  17,434
Louisiana-Pacific Corp.   54,360  1,189
Mead Corp.   74,700  2,586
Potlatch Corp.   13,340  632
Stone Container Corp. (a)  46,014  753
Temple-Inland, Inc.   27,500  1,775
Union Camp Corp.   34,200  2,065
Westvaco Corp.   50,450  1,529
Weyerhaeuser Co.   127,600  7,353
Willamette Industries, Inc.   54,600  2,118
  62,921
TOTAL BASIC INDUSTRIES   243,524
CONSTRUCTION & REAL ESTATE - 0.4%
BUILDING MATERIALS - 0.2%
Armstrong World Industries, Inc.   20,310  1,742
Crane Co.   21,350  1,149
Masco Corp.   109,500  6,351
Owens-Corning   26,500  1,101
Sherwin-Williams Co.   98,680  3,515
  13,858
CONSTRUCTION - 0.1%
Centex Corp.   40,920  1,422
Fleetwood Enterprises, Inc.   16,600  767
Kaufman & Broad Home Corp.   18,000  523
Pulte Corp.   10,700  548
  3,260
ENGINEERING - 0.1%
EG & G, Inc.   21,720  654
Fluor Corp.   56,830  2,685
Foster Wheeler Corp.   18,800  521
  3,860
TOTAL CONSTRUCTION & REAL ESTATE   20,978
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
DURABLES - 3.1%
AUTOS, TIRES, & ACCESSORIES - 2.1%
AutoZone, Inc. (a)  101,200 $ 3,055
Chrysler Corp.   399,300  16,047
Cooper Tire & Rubber Co.   36,600  874
Cummins Engine Co., Inc.   31,900  1,735
Dana Corp.   55,200  3,264
Eaton Corp.   46,180  4,266
Echlin, Inc.   44,200  2,091
Ford Motor Co.   671,300  30,754
General Motors Corp.   400,756  27,001
Genuine Parts Co.   89,137  3,209
Goodyear Tire & Rubber Co.   98,200  6,874
ITT Industries, Inc.   58,670  2,138
Johnson Controls, Inc.   41,300  2,452
NACCO Industries, Inc. Class A  3,900  656
Navistar International Corp. (a)  34,260  1,024
PACCAR, Inc.   49,076  2,914
Pep Boys-Manny, Moe & Jack  28,200  613
Snap-On Tools Corp.   44,050  1,863
TRW, Inc.   61,920  3,270
  114,100
CONSUMER DURABLES - 0.4%
Minnesota Mining & Manufacturing Co.   247,120  23,322
CONSUMER ELECTRONICS - 0.3%
Black & Decker Corp.   53,100  2,741
Maytag Co.   65,000  3,348
Newell Co.   93,500  4,517
Whirlpool Corp.   36,800  2,650
  13,256
TEXTILES & APPAREL - 0.3%
Fruit of the Loom, Inc. Class A (a)  37,700  1,409
Liz Claiborne, Inc.   34,900  1,717
NIKE, Inc. Class B  134,120  6,403
Reebok International Ltd. (a)  22,400  658
Russell Corp.   17,000  459
Springs Industries, Inc. Class A  9,300  512
VF Corp.   70,900  3,687
  14,845
TOTAL DURABLES   165,523
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
ENERGY - 7.6%
ENERGY SERVICES - 0.9%
Baker Hughes, Inc.   99,400 $ 4,026
Dresser Industries, Inc.   113,340  5,993
Halliburton Co.   163,260  8,979
Helmerich & Payne, Inc.   35,900  1,095
McDermott International, Inc.   25,800  1,067
Rowan Companies, Inc. (a)  39,900  1,175
Schlumberger Ltd.   290,360  24,063
Western Atlas, Inc. (a)  37,340  2,950
  49,348
OIL & GAS - 6.7%
Amerada Hess Corp.   61,840  3,556
Amoco Corp.   575,820  25,480
Anadarko Petroleum Corp.   27,600  2,022
Apache Corp.   59,600  2,108
Ashland, Inc.   34,430  1,820
Atlantic Richfield Co.   186,640  14,558
Burlington Resources, Inc.   95,756  4,501
Chevron Corp.   394,780  32,643
Coastal Corp. (The)  57,300  4,093
Exxon Corp.   1,447,620  105,586
Kerr-McGee Corp.   22,160  1,463
Mobil Corp.   459,300  36,285
Occidental Petroleum Corp.   225,700  6,644
Oryx Energy Co. (a)  48,860  1,276
Pennzoil Co.   28,130  1,802
Phillips Petroleum Co.   156,700  7,766
Royal Dutch Petroleum Co.   1,277,580  72,263
Sun Co., Inc.   46,780  1,892
Texaco, Inc.   333,880  20,534
USX-Marathon Group   164,000  5,873
Union Pacific Resources Group, Inc.   167,763  4,005
Unocal Corp.   161,920  6,629
  362,799
TOTAL ENERGY   412,147
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - 17.1%
BANKS - 7.9%
BB&T Corp.   74,200 $ 4,990
Banc One Corp.   383,725  22,568
Bank of New York Co., Inc.   233,800  13,809
BankBoston Corp.   92,699  10,006
BankAmerica Corp.   400,728  34,062
Bankers Trust Corp.   25,450  3,286
Chase Manhattan Corp.   245,948  34,079
Citicorp  264,469  39,803
Comerica, Inc.   100,350  6,717
Fifth Third Bancorp  148,200  8,151
First Union Corp.   600,988  36,285
Huntington Bancshares, Inc.   99,772  3,548
KeyCorp.   247,110  9,807
Mellon Bank Corp.   163,626  11,781
Mercantile Bancorp., Inc.   87,800  4,862
Morgan (J.P.) & Co., Inc.   111,119  14,584
National City Corp.   197,275  13,661
NationsBank Corp.   563,371  42,675
Northern Trust Corp.   73,200  5,344
Norwest Corp.   464,600  18,439
PNC Financial Corp.   189,260  11,438
Providian Financial Corp.   50,020  3,011
Republic New York Corp.   34,100  4,561
State Street Corp.   88,900  6,356
Summit Bancorp  116,000  5,815
SunTrust Banks, Inc.   116,800  9,512
Synovus Financial Corp.   88,400  3,111
U.S. Bancorp   142,237  18,063
Wachovia Corp.   114,900  9,759
Wells Fargo & Co.   53,074  19,558
  429,641
CREDIT & OTHER FINANCE - 2.0%
American Express Co.   271,472  27,690
Associates First Capital Corp.   208,137  15,558
Beneficial Corp.   33,400  4,355
Countrywide Credit Industries, Inc.   72,700  3,517
First Chicago NBD Corp.   179,960  16,714
Fleet Financial Group, Inc.   176,280  15,226
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
CREDIT & OTHER FINANCE - CONTINUED
Green Tree Financial Corp.   85,100 $ 3,468
Household International, Inc.   67,029  8,810
MBNA Corp.   304,600  10,318
Transamerica Corp.   39,522  4,565
  110,221
FEDERAL SPONSORED CREDIT - 1.0%
Freddie Mac  404,700  18,743
Fannie Mae  608,780  36,450
  55,193
INSURANCE - 3.9%
Aetna, Inc.   80,930  6,540
Allstate Corp.   258,083  24,840
American General Corp.   144,572  9,632
American International Group, Inc.   412,143  54,223
Aon Corp.   90,750  5,853
CIGNA Corp.   42,520  8,799
Chubb Corp. (The)  107,860  8,514
Cincinnati Financial Corp.   29,800  3,796
Conseco, Inc.   119,300  5,920
General Re Corp.   43,740  9,779
Hartford Financial Services Group, Inc.   76,870  8,513
Jefferson Pilot Corp.   64,833  3,805
Lincoln National Corp.   51,260  4,553
Loews Corp.   62,800  6,284
MBIA, Inc.   61,700  4,604
MGIC Investment Corp.   74,900  4,719
Marsh & McLennan Companies, Inc.   108,720  9,907
Progressive Corp.   40,100  5,431
SAFECO Corp.   95,020  4,745
St. Paul Companies, Inc. (The)  77,842  6,597
SunAmerica, Inc.   101,700  5,079
Torchmark Corp.   87,640  3,906
UNUM Corp.   75,800  4,074
  210,113
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
FINANCE - CONTINUED
SAVINGS & LOANS - 0.4%
Ahmanson (H.F.) & Co.   65,000 $ 4,957
Golden West Financial Corp.   28,300  2,980
Washington Mutual, Inc.   163,414  11,449
  19,386
SECURITIES INDUSTRY - 1.9%
Franklin Resources, Inc.   88,200  4,719
Lehman Brothers Holdings, Inc.   75,600  5,372
Merrill Lynch & Co., Inc.   206,100  18,085
Morgan Stanley, Dean Witter, Discover and Co.   354,696  27,977
Schwab (Charles) Corp.   149,600  5,236
Travelers Group, Inc. (The)  677,781  41,472
  102,861
TOTAL FINANCE   927,415
HEALTH - 11.1%
DRUGS & PHARMACEUTICALS - 7.6%
Allergan, Inc.   30,500  1,268
Allergan Specialty Therapeutics, Inc. Class A  1,525  16
ALZA Corp. Class A (a)  58,600  2,809
American Home Products Corp.   384,320  35,790
Amgen, Inc. (a)  159,300  9,498
Bristol-Myers Squibb Co.   586,680  62,115
Lilly (Eli) & Co.   669,516  46,573
Merck & Co., Inc.   707,390  85,240
Pharmacia & Upjohn, Inc.   312,842  13,159
Pfizer, Inc.   768,160  87,426
Schering-Plough Corp.   442,280  35,438
Sigma Aldrich Corp.   65,600  2,616
Warner-Lambert Co.   159,880  30,247
  412,195
MEDICAL EQUIPMENT & SUPPLIES - 2.8%
Abbott Laboratories  463,920  33,924
Bard (C.R.), Inc.   26,600  953
Bausch & Lomb, Inc.   25,740  1,273
Baxter International, Inc.   176,700  9,796
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Becton, Dickinson & Co.   79,800 $ 5,556
Biomet, Inc.   69,000  2,070
Boston Scientific Corp. (a)  120,800  8,735
Cardinal Health, Inc.   69,700  6,709
Guidant Corp.   94,200  6,300
Johnson & Johnson  793,040  56,603
Mallinckrodt, Inc.   36,730  1,185
Medtronic, Inc.   287,900  15,150
Millipore Corp.   20,100  693
Pall Corp.   58,666  1,151
St. Jude Medical, Inc. (a)  39,416  1,397
U.S. Surgical Corp.   33,900  1,068
  152,563
MEDICAL FACILITIES MANAGEMENT - 0.7%
Columbia/HCA Healthcare Corp.   380,380  12,528
HEALTHSOUTH Corp. (a)  246,700  7,447
Humana, Inc. (a)  80,600  2,176
Manor Care, Inc.   31,650  1,110
Tenet Healthcare Corp. (a)  171,500  6,421
United HealthCare Corp.   110,900  7,791
  37,473
TOTAL HEALTH   602,231
HOLDING COMPANIES - 0.2%
CINergy Corp.   73,117  2,550
Norfolk Southern Corp.   209,020  6,989
  9,539
INDUSTRIAL MACHINERY & EQUIPMENT - 5.4%
ELECTRICAL EQUIPMENT - 3.7%
Emerson Electric Co.   273,140  17,379
General Electric Co.   1,939,800  165,125
General Instrument Corp. (a)  88,600  1,988
General Signal Corp.   24,860  1,094
Grainger (W.W.), Inc.   25,600  2,789
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
INDUSTRIAL MACHINERY & EQUIPMENT - CONTINUED
ELECTRICAL EQUIPMENT - CONTINUED
Harris Corp.   39,100 $ 1,891
Honeywell, Inc.   81,780  7,616
Scientific-Atlanta, Inc.   56,900  1,358
  199,240
INDUSTRIAL MACHINERY & EQUIPMENT - 1.5%
Briggs & Stratton Corp.   13,000  588
Case Corp.   48,100  3,057
Caterpillar, Inc.   226,120  12,875
Cincinnati Milacron, Inc.   18,400  572
Cooper Industries, Inc.   80,679  5,395
Deere & Co.   155,170  9,068
Dover Corp.   120,440  4,757
Harnischfeger Industries, Inc.   23,000  650
Illinois Tool Works, Inc.   140,720  9,921
Ingersoll-Rand Co.   108,110  4,980
Parker-Hannifin Corp.   59,275  2,645
Stanley Works  45,000  2,303
Tenneco, Inc.   113,855  4,903
Timken Co.   29,075  1,161
Tyco International Ltd.   348,360  18,986
  81,861
POLLUTION CONTROL - 0.2%
Browning-Ferris Industries, Inc.   118,960  4,060
Waste Management, Inc.   256,760  8,601
  12,661
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   293,762
MEDIA & LEISURE - 4.4%
BROADCASTING - 1.1%
CBS Corp.   437,230  15,576
Clear Channel Communications, Inc. (a)  41,400  3,902
Comcast Corp. Class A special  198,250  7,100
Tele-Communications, Inc. (TCI Group), Series A (a)  296,200  9,552
Time Warner, Inc.   324,499  25,474
  61,604
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 1.1%
Disney (Walt) Co.   409,730 $ 50,935
King World Productions, Inc.   34,600  923
Viacom, Inc. Class B (non-vtg.) (a)  175,200  10,162
  62,020
LEISURE DURABLES & TOYS - 0.2%
Brunswick Corp.   49,100  1,596
Hasbro, Inc.   83,125  3,060
Mattel, Inc.   186,395  7,141
  11,797
LODGING & GAMING - 0.2%
Harrah's Entertainment, Inc. (a)  47,650  1,242
Hilton Hotels Corp.   161,660  5,163
Mirage Resorts, Inc. (a)  114,100  2,517
  8,922
PUBLISHING - 1.1%
American Greetings Corp. Class A  34,760  1,608
Cognizant Corp.   104,620  5,381
Dow Jones & Co., Inc.   48,200  2,347
Dun & Bradstreet Corp.   84,620  3,004
Gannett Co., Inc.   177,400  12,053
Harcourt General, Inc.   32,776  1,710
Knight-Ridder, Inc.   42,360  2,470
McGraw-Hill Companies, Inc.   66,700  5,165
Meredith Corp.   24,800  1,066
New York Times Co. (The) Class A  60,200  4,270
Times Mirror Co. Class A  44,800  2,741
Tribune Co.   65,280  4,309
U S WEST Media Group (a)  372,940  14,078
  60,202
RESTAURANTS - 0.7%
Darden Restaurants, Inc.   77,720  1,244
Marriott International, Inc.   73,000  2,409
Marriott International, Inc. Class A  73,000  2,336
McDonald's Corp.   416,200  25,753
Tricon Global Restaurants, Inc.   102,532  3,255
Wendy's International, Inc.   60,900  1,465
  36,462
TOTAL MEDIA & LEISURE   241,007
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - 9.4%
AGRICULTURE - 0.1%
Pioneer Hi-Bred International, Inc.   102,500 $ 3,869
BEVERAGES - 3.1%
Anheuser-Busch Companies, Inc.   295,240  13,526
Brown-Forman Corp. Class B  31,980  1,811
Coca-Cola Co. (The)  1,461,880  110,921
Coors (Adolph) Co. Class B  17,300  618
PepsiCo, Inc.   888,520  35,263
Seagram Co. Ltd.   191,920  8,181
  170,320
FOODS - 2.0%
Archer-Daniels-Midland Co.   320,110  6,882
Bestfoods  176,440  9,682
Campbell Soup Co.   261,160  13,401
ConAgra, Inc.   297,600  8,686
General Mills, Inc.   102,520  6,927
Heinz (H.J.) Co.   227,200  12,382
Hershey Foods Corp.   67,120  4,917
Kellogg Co.   233,180  9,619
Quaker Oats Co.   91,400  4,753
Ralston Purina Co.   69,180  7,333
Sara Lee Corp.   272,700  16,243
Sysco Corp.   197,880  4,724
Wrigley (Wm.) Jr. Co.   53,880  4,795
  110,344
HOUSEHOLD PRODUCTS - 3.1%
Alberto Culver Co. Class B  26,100  767
Avon Products, Inc.   85,320  7,012
Clorox Co.   56,920  4,774
Colgate-Palmolive Co.   182,320  16,352
Gillette Co.   339,260  39,163
International Flavors & Fragrances, Inc.   71,350  3,492
Procter & Gamble Co.   791,020  65,012
Rubbermaid, Inc.   74,280  2,126
Unilever NV ADR  380,480  28,393
  167,091
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
NONDURABLES - CONTINUED
TOBACCO - 1.1%
Fortune Brands, Inc.   88,260 $ 3,255
Philip Morris Companies, Inc.   1,438,580  53,678
UST, Inc.   111,800  3,081
  60,014
TOTAL NONDURABLES   511,638
PRECIOUS METALS - 0.2%
Barrick Gold Corp.   241,200  5,403
Battle Mountain Gold Co.   125,700  903
Homestake Mining Co.   133,200  1,549
Newmont Mining Corp.   86,164  2,773
Placer Dome, Inc.   111,100  1,638
  12,266
RETAIL & WHOLESALE - 4.8%
APPAREL STORES - 0.4%
Gap, Inc.   226,040  11,627
Limited, Inc. (The)  176,271  5,916
TJX Companies, Inc.   103,300  4,571
  22,114
DRUG STORES - 0.4%
CVS Corp.   108,760  8,021
Long Drug Stores, Inc.   18,040  522
Rite Aid Corp.   167,100  5,368
Walgreen Co.   281,580  9,715
  23,626
GENERAL MERCHANDISE STORES - 2.6%
Consolidated Stores Corp. (a)  67,500  2,700
Costco Companies, Inc. (a)  135,495  7,571
Dayton Hudson Corp.   126,050  11,006
Dillards, Inc. Class A  52,660  1,929
Federated Department Stores, Inc. (a)  120,500  5,927
K mart Corp. (a)  309,800  5,402
May Department Stores Co. (The)  146,680  9,048
Mercantile Stores Co., Inc.   17,010  1,243
Nordstrom, Inc.   51,700  3,383
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
RETAIL & WHOLESALE - CONTINUED
GENERAL MERCHANDISE STORES - CONTINUED
Penney (J.C.) Co., Inc.   140,620 $ 9,993
Sears, Roebuck & Co.   223,910  13,280
Wal-Mart Stores, Inc.   1,327,260  67,110
Woolworth Corp. (a)  66,840  1,537
  140,129
GROCERY STORES - 0.5%
Albertson's, Inc.   156,180  7,808
American Stores Co.   180,860  4,341
Giant Food, Inc. Class A  27,700  1,032
Great Atlantic & Pacific Tea Co., Inc.   17,850  556
Kroger Co. (The) (a)  159,300  6,671
Supervalu, Inc.   30,300  1,324
Winn-Dixie Stores, Inc.   73,840  2,778
  24,510
RETAIL & WHOLESALE, MISCELLANEOUS - 0.9%
Circuit City Stores, Inc. - Circuit City Group  67,400  2,738
Home Depot, Inc.   427,373  29,756
IKON Office Solutions, Inc.   66,100  1,599
Lowe's Companies, Inc.   109,560  7,662
Tandy Corp.   61,132  3,041
Toys "R" Us, Inc. (a)  181,925  5,014
  49,810
TOTAL RETAIL & WHOLESALE   260,189
SERVICES - 0.7%
ADVERTISING - 0.2%
Interpublic Group of Companies, Inc.   65,550  4,187
Omnicom Group, Inc.   111,100  5,263
  9,450
LEASING & RENTAL - 0.0%
Ryder Systems, Inc.   38,100  1,327
PRINTING - 0.1%
Deluxe Corp.   53,600  1,796
Donnelley (R.R.) & Sons Co.   72,720  3,204
Moore Corporation Ltd.   40,937  639
  5,639
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
SERVICES - CONTINUED
SERVICES - 0.4%
Block (H&R), Inc.   66,780 $ 3,005
Cendant Corp. (a)  460,935  11,523
Ecolab, Inc.   60,400  1,914
Jostens, Inc.   18,100  429
National Service Industries, Inc.   22,600  1,223
Service Corp. International  137,400  5,668
  23,762
TOTAL SERVICES   40,178
TECHNOLOGY - 14.0%
COMMUNICATIONS EQUIPMENT - 2.6%
Andrew Corp. (a)  55,112  1,261
Cabletron Systems, Inc. (a)  109,300  1,448
Cisco Systems, Inc. (a)  603,600  44,214
DSC Communications Corp. (a)  82,800  1,490
Lucent Technologies, Inc.   752,400  57,275
Northern Telecom Ltd.   310,100  18,865
Tellabs, Inc. (a)  112,700  7,988
3Com Corp. (a)  218,000  7,467
  140,008
COMPUTER SERVICES & SOFTWARE - 4.0%
Adobe Systems, Inc.   40,200  2,013
Autodesk, Inc.   34,240  1,609
Automatic Data Processing, Inc.   186,620  12,492
Ceridian Corp. (a)  37,400  2,115
Computer Associates International, Inc.   330,587  19,360
Computer Sciences Corp. (a)  100,500  5,301
Equifax, Inc.   77,600  3,002
First Data Corp.   253,800  8,597
HBO & Co.   132,900  7,949
Microsoft Corp. (a)  1,443,900  130,131
Novell, Inc. (a)  219,600  2,196
Oracle Corp. (a)  594,700  15,389
Parametric Technology Corp. (a)  163,800  5,236
Shared Medical Systems Corp.   11,500  839
  216,229
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - 4.5%
Apple Computer, Inc. (a)  78,350 $ 2,145
Bay Networks, Inc. (a)  131,400  3,080
Compaq Computer Corp.   881,444  24,736
Data General Corp. (a)  21,900  334
Dell Computer Corp. (a)  384,700  31,065
Digital Equipment Corp. (a)  82,820  4,607
EMC Corp. (a)  303,500  13,999
Gateway 2000, Inc.   23,800  1,397
Hewlett-Packard Co.   621,420  46,801
International Business Machines Corp.   573,740  66,481
Pitney Bowes, Inc.   179,880  8,634
Seagate Technology (a)  134,800  3,597
Silicon Graphics, Inc. (a)  82,100  1,072
Sun Microsystems, Inc. (a)  232,600  9,580
Unisys Corp. (a)  139,300  3,126
Xerox Corp.   199,650  22,660
  243,314
ELECTRONIC INSTRUMENTS - 0.3%
Applied Materials, Inc. (a)  219,500  7,929
KLA-Tencor Corp. (a)  52,400  2,112
Perkin-Elmer Corp.   34,400  2,352
Tektronix, Inc.   24,900  1,071
Thermo Electron Corp. (a)  84,100  3,349
  16,813
ELECTRONICS - 2.3%
Advanced Micro Devices, Inc. (a)  77,900  2,162
AMP, Inc.   141,064  5,546
Intel Corp.   962,820  77,807
LSI Logic Corp. (a)  74,600  2,024
Micron Technology, Inc. (a)  112,800  3,504
Motorola, Inc.   349,400  19,435
National Semiconductor Corp. (a)  97,900  2,154
Texas Instruments, Inc.   226,120  14,485
Thomas & Betts Corp.   25,020  1,461
  128,578
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
TECHNOLOGY - CONTINUED
PHOTOGRAPHIC EQUIPMENT - 0.3%
Eastman Kodak Co.   199,670 $ 14,414
Polaroid Corp.   20,940  921
  15,335
TOTAL TECHNOLOGY   760,277
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.4%
AMR Corp. (a)  50,170  7,644
Delta Air Lines, Inc.   44,980  5,229
Southwest Airlines Co.   145,950  4,005
US Airways Group, Inc. (a)  49,700  3,535
  20,413
RAILROADS - 0.5%
Burlington Northern Santa Fe Corp.   98,543  9,756
CSX Corp.   130,272  6,839
Union Pacific Corp.   156,240  8,554
  25,149
TRUCKING & FREIGHT - 0.1%
FDX Corp. (a)  94,280  6,411
Laidlaw, Inc.   173,700  2,416
  8,827
TOTAL TRANSPORTATION   54,389
UTILITIES - 9.2%
CELLULAR - 0.4%
AirTouch Communications, Inc. (a)  314,630  16,715
Nextel Communications, Inc. Class A (a)  153,400  4,400
  21,115
ELECTRIC UTILITY - 2.2%
Ameren Corp.   79,500  3,150
American Electric Power Co., Inc.   101,100  4,828
Baltimore Gas & Electric Co.   73,250  2,307
Carolina Power & Light Co.   74,800  3,221
Central & South West Corp.   135,680  3,536
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
ELECTRIC UTILITY - CONTINUED
Consolidated Edison, Inc.   155,500 $ 7,036
DTE Energy Co.   98,500  3,860
Dominion Resources, Inc.   133,110  5,266
Duke Energy Corp.   202,350  11,711
Edison International  203,400  6,064
Entergy Corp.   170,400  4,239
FPL Group, Inc.   112,700  6,994
FirstEnergy Corp.   129,100  3,905
GPU, Inc.   86,500  3,428
Houston Industries, Inc.   151,125  4,392
Niagara Mohawk Power Corp. (a)  69,200  848
Northern States Power Co.   34,160  1,926
PECO Energy Co.   150,600  3,586
PG&E Corp.   229,100  7,417
PP&L Resources, Inc.   81,200  1,873
PacifiCorp.   182,200  4,236
Public Service Enterprise Group, Inc.   157,100  5,273
Southern Co.   410,900  10,888
Texas Utilities Co.   164,238  6,570
Unicom Corp.   131,500  4,570
  121,124
GAS - 0.6%
Columbia Gas System, Inc. (The)  30,020  2,439
Consolidated Natural Gas Co.   65,290  3,754
Eastern Enterprises Co.   9,400  398
Enron Corp.   189,140  9,303
NICOR, Inc.   22,640  927
ONEOK, Inc.   13,124  532
Pacific Enterprises  41,280  1,607
Peoples Energy Corp.   16,300  591
Sonat, Inc.   71,360  3,167
Williams Companies, Inc.   252,100  7,973
  30,691
TELEPHONE SERVICES - 6.0%
AT&T Corp.   958,562  57,574
ALLTEL Corp.   93,100  3,980
Ameritech Corp.   667,600  28,415
Bell Atlantic Corp.   462,073  43,233
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
  (000S)
UTILITIES - CONTINUED
TELEPHONE SERVICES - CONTINUED
BellSouth Corp.   581,240 $ 37,308
Frontier Corp.   115,200  3,449
GTE Corp.   558,780  32,654
MCI Communications Corp.   414,660  20,863
SBC Communications, Inc.   1,078,912  44,706
Sprint Corp.   212,590  14,523
U S WEST Communications Group  300,440  15,848
WorldCom, Inc. (a)  594,700  25,442
  327,995
TOTAL UTILITIES   500,925
TOTAL COMMON STOCKS
(Cost $3,678,373)   5,161,520
U.S. TREASURY OBLIGATIONS - 4.9%
  PRINCIPAL
  AMOUNT (000S)
U. S. Treasury Bills, yields at date of purchase,
 4.65% to 5.40%, 5/21/98 to 8/20/98 (b)
 (Cost $265,955) $ 268,025  266,070
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $3,944,328)  $ 5,427,590
FUTURES CONTRACTS
 EXPIRATION UNDERLYING FACE UNREALIZED
 DATE AMOUNT AT VALUE GAIN/(LOSS)
  (000S) (000S)

PURCHASED
974 S&P 500 Index Contracts   June 1998 $ 272,525 $ 4,007
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 5.0%
LEGEND
(a) Non-income producing
(b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $10,045,000.
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $3,944,495,000. Net unrealized appreciation aggregated $1,483,095,000, of which $1,543,329,000 related to appreciated investment securities and $60,234,000 related to depreciated investment securities.
The fund hereby designates approximately $60,306,000 as a capital gain dividend for the purpose of the dividend paid deduction.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

(EXCEPT PER-SHARE AMOUNT) APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (COST $3,944,328) -               $ 5,427,590
SEE ACCOMPANYING SCHEDULE

CASH                                                                  167

RECEIVABLE FOR FUND SHARES SOLD                                       17,841

DIVIDENDS RECEIVABLE                                                  5,018

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                   5,412

OTHER RECEIVABLES                                                     1

 TOTAL ASSETS                                                         5,456,029

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 5,617

PAYABLE FOR FUND SHARES REDEEMED                             12,279

ACCRUED MANAGEMENT FEE                                       47

OTHER PAYABLES AND ACCRUED EXPENSES                          1,352

 TOTAL LIABILITIES                                                    19,295

NET ASSETS                                                           $ 5,436,734

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                      $ 3,797,230

UNDISTRIBUTED NET INVESTMENT INCOME                                   26,003

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                 126,232
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS             1,487,269
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 69,043 SHARES OUTSTANDING                            $ 5,436,734

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER              $78.74
SHARE ($5,436,734 (DIVIDED BY) 69,043 SHARES)


STATEMENT OF OPERATIONS

 YEAR ENDED APRIL 30, 1998

INVESTMENT INCOME                                                     $ 56,725
DIVIDENDS

INTEREST (INCLUDING INCOME ON SECURITIES LOANED OF $7)                 10,559

 TOTAL INCOME                                                          67,284

EXPENSES

MANAGEMENT FEE                                            $ 12,908

TRANSFER AGENT FEES                                        2,585

ACCOUNTING FEES                                            337

NON-INTERESTED TRUSTEES' COMPENSATION                      12

CUSTODIAN FEES AND EXPENSES                                5

REGISTRATION FEES                                          767

AUDIT                                                      68

LEGAL                                                      4

MISCELLANEOUS                                              3

 TOTAL EXPENSES BEFORE REDUCTIONS                          16,689

 EXPENSE REDUCTIONS                                        (9,601)     7,088

NET INVESTMENT INCOME                                                  60,196

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                     97,259

 FOREIGN CURRENCY TRANSACTIONS                             1

 FUTURES CONTRACTS                                         58,977      156,237

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                     1,021,885

 FUTURES CONTRACTS                                         (860)       1,021,025

NET GAIN (LOSS)                                                        1,177,262

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                       $ 1,237,458
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                         APRIL 30,    APRIL 30,
                                                         1998         1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                               $ 60,196     $ 27,146
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                 156,237      45,708

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)     1,021,025    257,733

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          1,237,458    330,587
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS                             (37,882)     (25,295)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                   (64,969)     (24,608)

 TOTAL DISTRIBUTIONS                                      (102,851)    (49,903)

SHARE TRANSACTIONS                                        2,842,673    1,354,967
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                            100,426      48,333

 COST OF SHARES REDEEMED                                  (941,968)    (395,337)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING          2,001,131    1,007,963
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                           876          532

  TOTAL INCREASE (DECREASE) IN NET ASSETS                 3,136,614    1,289,179

NET ASSETS

 BEGINNING OF PERIOD                                      2,300,120    1,010,941

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT   $ 5,436,734  $ 2,300,120
INCOME OF $26,003 AND $2,350, RESPECTIVELY)

OTHER INFORMATION
SHARES

 SOLD                                                     41,491       25,369

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                  1,554        944

 REDEEMED                                                 (13,784)     (7,497)

 NET INCREASE (DECREASE)                                  29,261       18,816


FINANCIAL HIGHLIGHTS

                                    YEARS ENDED APRIL 30,

                                    1998     1997      1996     1995      1994

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING          $ 57.82  $ 48.22   $ 38.32  $ 33.49  $ 32.84
OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME               1.11B    .95 B     .92      .85      .81

 NET REALIZED AND UNREALIZED         21.92    10.58     10.32    4.77     .81
 GAIN (LOSS)

 TOTAL FROM INVESTMENT OPERATIONS    23.03    11.53     11.24    5.62     1.62

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME          (.75)    (.90)     (.99)    (.80)    (.80)

 FROM NET REALIZED GAIN              (1.38)   (1.05)    (.37)    -        (.17)

 IN EXCESS OF NET REALIZED GAIN      -        -         -        -        (.01)

 TOTAL DISTRIBUTIONS                 (2.13)   (1.95)    (1.36)   (.80)    (.98)

REDEMPTION FEES ADDED TO PAID        .02      .02       .02      .01      .01
IN CAPITAL

NET ASSET VALUE, END OF PERIOD      $ 78.74  $ 57.82   $ 48.22  $ 38.32  $ 33.49

TOTAL RETURNA                        40.74%   24.58%    29.83%   17.08%   4.95%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD           $ 5,437  $ 2,300   $ 1,011  $ 391    $ 283
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE         .19%C    .44%C     .45%     .45%     .45%
NET ASSETS

RATIO OF NET INVESTMENT INCOME TO    1.61%    1.82%     2.11%    2.49%    2.38%
AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE              6%       6%        5%       2%       3%

AVERAGE COMMISSION RATE D           $ .0244  $ .0271


H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
I NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
J FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 7 OF NOTES TO FINANCIAL STATEMENTS).
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Spartan Market Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME - CONTINUED
the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., (formerly FMR Texas, Inc.) an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in U.S. Treasury securities and repurchase agreements for these securities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its custodial records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of when-issued securities having the same settlement date and broker are offset. When-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the statement of assets and liabilities under the caption "Delayed delivery." Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $2,161,572,000 and $211,269,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $2,247,481,000 and $2,239,393,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. FMR serves as the fund's investment adviser. Prior to December 1, 1997, FMR received a fee computed daily at an annual rate of .45% of the fund's average net assets. For this fee, FMR paid all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. Effective December 1, 1997, FMR reduced its fee to an annual rate of 0.24% of average net assets and the fund became responsible for paying its other expenses. For the period, the management fee was equivalent to .35% of average net assets. SUB-ADVISER FEE. Effective December 1, 1997, FMR and the fund entered into a sub-advisory agreement with Bankers Trust Company (Bankers Trust). Bankers Trust receives a sub-advisory fee for providing investment management, securities lending and custodial services to the fund. For these services, FMR pays Bankers Trust fees at an annual rate of 0.006% of the average net assets of the fund. In addition, the fund pays Bankers Trust fees equal to 40% of net income from the fund's securities lending program. For the period, the fund paid Bankers Trust $3,000.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,000 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a lender. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $17,681,000 and $16,374,000, respectively. The weighted average interest rate was 5.66%. Interest earned from the interfund lending program amounted to $13,000 and is included in interest income on the Statement of Operations.
6. SECURITY LENDING.
The fund loaned securities to certain brokers who paid the fund negotiated lenders' fees. These fees are included in interest income. The fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. At period end, the value of the securities loaned and the value of collateral amounted to $54,843,000 and $56,065,000, respectively.
7. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses and sub-advisory fees paid by the fund associated with securities lending) above an annual rate of .19% of average net assets. For the period, the reimbursement reduced the expenses by $9,595,000. In addition, through December 31, 1999, FMR has agreed to limit the fund's total operating expenses to an annual rate of .19% of average net assets.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $5,000, respectively, under these arrangements. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Spartan Market Index Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Commonwealth Trust: Spartan Market Index Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Commonwealth Trust: Spartan Market Index Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
DISTRIBUTIONS


The Board of Trustees of Spartan Market Index Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

PAY DATE      6/9/97 12/8/97 6/8/98

RECORD DATE   6/6/97 12/5/97 6/5/98

DIVIDENDS     $ .28  $ .47   $ .34

SHORT-TERM
CAPITAL GAINS $ .13  $ .15   $ .34

LONG-TERM
CAPITAL GAINS $ .82  $ .28   $ 1.34

LONG-TERM
CAPITAL GAIN BREAKDOWN:
28% rate      100%  0.78%    4.18%
20% rate      -     99.22%   95.82%
A total of 3.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
A total of 76% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of these percentages for use in preparing 1998 income tax returns.
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.
TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.
ARIZONA
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CALIFORNIA
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851 East Hamilton Avenue
Campbell, CA
527 North Brand Boulevard
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Road, N.E.
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MAINE
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MARYLAND
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MINNESOTA
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NEW JERSEY
150 Essex Street
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56 South Street
Morristown, NJ
501 Route 17, South
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NEW YORK
1055 Franklin Avenue
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1271 Avenue of the Americas
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NORTH CAROLINA
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UTAH
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VIRGINIA
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511 Pine Street
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WASHINGTON, DC
1900 K Street, N.W.
Washington, DC
WISCONSIN
595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and
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P.O. Box 500
Merrimack, NH 03054-0500




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Bankers Trust Company
New York, New York
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Bankers Trust Company
New York, New York
FIDELITY'S INDEX FUNDS
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Spartan Total Market Index Fund
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(2_FIDELITY_LOGOS)FIDELITY

SMALL CAP STOCK
FUND
ANNUAL REPORT
APRIL 30, 1998
CONTENTS


PRESIDENT'S MESSAGE     3   NED JOHNSON ON INVESTING STRATEGIES.

PERFORMANCE             4   HOW THE FUND HAS DONE OVER TIME.

FUND TALK               5   THE MANAGER'S REVIEW OF FUND
                            PERFORMANCE, STRATEGY, AND OUTLOOK.

INVESTMENT SUMMARY      8   A SUMMARY OF THE FUND'S INVESTMENTS.

INVESTMENTS             9   A COMPLETE LIST OF THE FUND'S INVESTMENTS
                            WITH THEIR MARKET VALUES.

FINANCIAL STATEMENTS    20  STATEMENTS OF ASSETS AND LIABILITIES,
                            OPERATIONS, AND CHANGES IN NET ASSETS,
                            AS WELL AS FINANCIAL HIGHLIGHTS.

NOTES                   24  NOTES TO THE FINANCIAL STATEMENTS.

REPORT OF INDEPENDENT   29  THE AUDITORS' OPINION.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
Low interest rates and subdued inflation were two main factors that bolstered stock and bond markets in the U.S. during the first four months of 1998. The stock market continued to soar to record heights as corporate earnings proved to be stronger than expected and investors shrugged off concerns about the effects of economic difficulties in Asia. The Federal Reserve Board continued its steady interest rate policy, which boosted the performance of bonds.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that there is no assurance that a money market fund will achieve its goal of maintaining a stable net asset value of $1.00 per share, and that these types of funds are neither insured nor guaranteed by any agency of the U.S. government.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases.
If you have questions, please call us at 1-800-544-8888. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you. Best regards,
Edward C. Johnson 3d
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED APRIL 30, 1998                   LIFE OF
                                              FUND

FIDELITY SMALL CAP STOCK                      5.50%

FIDELITY SMALL CAP STOCK                      2.34%
 (INCL. 3.00% REDEMPTION FEE)

RUSSELL 2000(REGISTERED TRADEMARK)            3.39%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on March 12, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 2000 Index - an unmanaged index of 2,000 small capitalization stocks. This benchmark includes reinvested dividends and capital gains, if any.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of a hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
While the U.S. stock market's resolve
was tested repeatedly during the
12-month period that ended April 30,
1998, a strong domestic economy
helped stocks post impressive gains.
The Standard & Poor's 500 Index -
a measure of the U.S. stock market -
returned 41.07% during this time.
Early in the period, stocks of larger
companies were responsible for much
of the market's advance. In August
and September, stocks of smaller
companies joined in the fun. In fact,
the Russell 2000 Index - a general
measure of small-capitalization
stock performance - returned
42.40% during the 12-month period.
The tide turned in late October when
the Dow Jones Industrial Average
fell 550-plus points in one trading
session in response to an economic
crisis that was unfolding in
Southeast Asia. The shake-up in
global markets ignited a new "flight
to quality" - meaning investors
again sought out the liquidity and
stable earnings growth of large-cap
companies. Despite this volatility at
the end of 1997, the vibrant U.S.
economy helped the stock market
to achieve record gains in early
1998. In fact, the Dow itself closed
above 9000 for the first time in April.
The period ended on a positive note
when the Commerce Department
reported that gross domestic
product grew at a
stronger-than-expected rate of 4.2%
in the first quarter, while
employment costs increased at a
slower-than-expected pace -
continued signs of strong economic
growth amidst benign inflation.
An interview with Paul Antico, Portfolio Manager of Fidelity Small Cap
Stock Fund
Q. HOW DID THE FUND PERFORM, PAUL?
A. The fund has only been up and running for a short time. From its inception on March 12, 1998, through April 30, 1998, the fund returned 5.50%, while the Russell 2000 Index returned 3.39%.
Q. PAUL, WHAT CAN YOU TELL US ABOUT YOUR INVESTMENT APPROACH?
A. I'm a common-sense investor. I don't follow a particular value or growth style. I'm a long-term investor, not a manager who tries to trade aggressively into and out of stocks to take advantage of momentum. In terms of what I look for in a stock, I feel that "cash is king." That is, I am attracted to companies with solid cash flows. Beyond that, I'm typical of most Fidelity fund managers: I am a bottom-up stock picker, choosing investments on the basis of individual company prospects instead of looking at broad economic themes. During the period, I was attracted to international stocks, because I found companies that were growing well and offering strong returns, but selling at much cheaper valuations than stocks in the U.S.
Q. HOW IS INVESTING IN SMALL-CAP STOCKS DIFFERENT FROM INVESTING IN LARGER-COMPANY STOCKS?
A. One has to be more sensitive to liquidity. Liquidity refers to how easy or difficult it is to trade a stock based on the number of shares outstanding and the average number of shares traded per day. In the small-cap universe, stocks can be rather illiquid - or difficult to trade - due to a larger number of shares held by long-term shareholders - company management, for example - and fewer active participants trading the stock relative to those of larger companies like Microsoft. Since I don't focus on rapid trading to take advantage of a stock's temporary momentum, my long-term approach fits well in this kind of investing. In addition, many small-cap companies only focus on one type of business. That can be risky, because if that business hits turbulence, the company won't be as insulated as one with a more diversified structure. Nevertheless, I've been pleasantly surprised by how many small-caps dominate their niche. For example, one of the company's holdings during the period, Medialink, distributes video news releases through a proprietary system that has substantial barriers to entry for potential competitors. The company also has strong cash flow and is not in a capital-intensive business.
Q. WHAT STRATEGIES DO YOU USE TO MANAGE THE VOLATILITY INHERENT IN INVESTING IN SMALL-CAPS?
A. Above all, I have to make sure that I'm not thrown off course by short-term volatility. I have to know the companies in the fund well enough to withstand share-price swings and either hold the stock or trade it, based on the long-term fundamentals and how they may - or may not - have changed. The key is to act in a rational manner, avoiding panic when volatility sets in. I aim to know the companies well and pick those that I believe will be winners in the long run. I remind myself every day that short-term volatility is in the nature of the small-cap game.
Q. LET'S TAKE A LOOK AT SOME OF THE TOP POSITIONS AT THE END OF APRIL AND WHY YOU WERE ATTRACTED TO THEM . . .
A. Sure. Sirrom Capital is an investment firm that makes small loans to companies that are on the cusp of a major milestone or about to go public. It was offering a handsome dividend, was reaping a solid spread between the interest it was charging for loans and its cost of capital, and was attractively priced. Gemstar is the company that created VCR Plus, the system that allows a television viewer to record a program by simply punching in a numeric code. The company also enjoys exclusive rights for onscreen channel guides offered to satellite and digital cable broadcasters, among others. Videotron, a cable TV provider in Quebec, was well-positioned to reap the benefits of offering additional services to its customers over its fiber optic network.
Q. WHAT'S YOUR OUTLOOK?
A. I don't try to predict the direction of the market, the economy or of small-caps in particular. I feel good about the present positioning of the fund, especially considering the resources I have at Fidelity. My biggest advantage in investing in small-caps is the depth and breadth of the research organization here at Fidelity. I firmly believe we can research more companies than just about anyone else, digging deeper for more information and opportunities. With the closing of the fund - which I discuss further in the shaded box at the end of the report - I feel I now have every opportunity to maximize the returns of the portfolio.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PAUL ANTICO ON THE CLOSING OF
THE FUND:
"On May 14, 1998, shortly after the
period covered by this report,
Fidelity closed the fund to all new
investments, except for the
reinvestment of dividends and
other distributions by
shareholders. We did so because
assets had been coming into the
fund at a torrid pace. Those
inflows made it very difficult for
me to keep the fund fully invested,
because I refused to compromise
my investment criteria just to do
so. To handle the inflows but give
shareholders exposure to the
small-cap market, I invested some
of the new cash in Russell 2000
futures, whose performance tracks
that of the small-caps included in
that index. However, this is not an
index fund. I also became
concerned that, by looking
constantly for new companies to
invest in, I would have less time to
follow the stocks that were already
in the fund - a crucial exercise
for this investment universe. By
closing the fund, it will make it
easier for me to deliver what
shareholders wanted when they
invested in the fund. It allows me
the opportunity to deliver stronger
returns. As a shareholder of the
fund myself, I think it was the best
thing to do."
FUND FACTS
GOAL: to increase the value of
the investment over the long
term by investing primarily in
equity securities of companies
with small market capitalizations
FUND NUMBER: 340
TRADING SYMBOL: FSLCF
START DATE: March 12, 1998
SIZE: as of April 30, 1998
more than $737 million
MANAGER: Paul Antico, since
inception; manager, Fidelity
Select Consumer Industries
Portfolio, 1997-1998; Fidelity
Advisor Consumer Industries
Fund, 1997-1998; Fidelity
Select Industrial Equipment
Portfolio, 1996-1997; Fidelity
Select Developing
Communications Portfolio,
1993-1996; joined Fidelity
in 1991
(checkmark)
INVESTMENT SUMMARY


TOP TEN STOCKS AS OF APRIL 30, 1998
                                  % OF FUND'S INVESTMENTS

SIRROM CAPITAL CORP.              2.0

GEMSTAR INTERNATIONAL GROUP LTD.  1.8

IMAX CORP.                        1.5

ESC MEDICAL SYSTEMS LTD.          1.5

VIDEOTRON GROUP LTD.              1.4

MAXWELL TECHNOLOGIES, INC.        1.4

AVIS EUROPE PLC                   1.1

BET HOLDINGS, INC. CLASS A        1.1

CAREMATRIX CORP.                  1.1

MEDUSA CORP.                      1.0

TOP FIVE MARKET SECTORS AS OF APRIL 30, 1998
                            % OF FUND'S INVESTMENTS

TECHNOLOGY                  15.4

MEDIA & LEISURE             12.6

SERVICES                    12.3

HEALTH                      9.9

CONSTRUCTION & REAL ESTATE  7.9

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)
AS OF APRIL 30, 1998*
ROW: 1, COL: 1, VALUE: 94.7
ROW: 1, COL: 2, VALUE: 1.4
ROW: 1, COL: 3, VALUE: 3.9
STOCKS AND EQUITY FUTURES 95.7%
CONVERTIBLE SECURITIES 0.4%
SHORT-TERM INVESTMENTS 3.9%
FOREIGN INVESTMENTS 20.4%
*
INVESTMENTS APRIL 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


COMMON STOCKS - 79.8%
 SHARES VALUE (NOTE 1)
BASIC INDUSTRIES - 1.2%
CHEMICALS & PLASTICS - 0.6%
MacDermid, Inc.   139,800 $ 4,185,263
METALS & MINING - 0.3%
AFC Cable Systems, Inc. (a)  8,900  309,275
Superior Telecom, Inc.   50,000  2,109,375
  2,418,650
PAPER & FOREST PRODUCTS - 0.3%
Mail-Well, Inc. (a)  38,700  1,872,113
Mercer International, Inc. (SBI)  66,400  634,950
  2,507,063
TOTAL BASIC INDUSTRIES   9,110,976
CONSTRUCTION & REAL ESTATE - 7.9%
BUILDING MATERIALS - 3.4%
CalMat Co.   63,400  1,660,288
Chart Industries, Inc.   28,900  812,813
Elcor Corp.   70,600  1,963,563
Giant Cement Holding, Inc. (a)  100,300  2,833,475
Lone Star Industries, Inc.    55,900  4,618,738
Medusa Corp.   128,000  7,872,000
Richelieu Hardware Ltd. (a)  12,400  159,013
St. Lawrence Cement, Inc. Class A  441,600  6,048,681
  25,968,571
ENGINEERING - 0.4%
Forrester Research, Inc. (a)  58,500  2,193,750
Market Facts, Inc. (a)  49,300  1,133,900
  3,327,650
REAL ESTATE - 1.0%
Boardwalk Equities, Inc. (a)  458,700  7,212,516
REAL ESTATE INVESTMENT TRUSTS - 3.1%
Alexandria Real Estate Equities, Inc.   31,500  1,037,531
Bedford Property Investors, Inc.   105,200  2,044,825
Capstone Capital Corp.   29,300  699,538
Colonial Properties Trust (SBI)  100,000  2,968,750
Felcor Suite Hotels, Inc.    44,400  1,554,000
Home Properties of New York, Inc.   89,100  2,388,994
Innkeepers USA Trust    157,700  2,385,213
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
CONSTRUCTION & REAL ESTATE - CONTINUED
REAL ESTATE INVESTMENT TRUSTS - CONTINUED
LTC Properties, Inc.   55,000 $ 1,072,500
Mid-Atlantic Realty Trust  45,500  637,000
Ocwen Asset Investment Corp.   237,700  4,367,738
Redwood Trust, Inc.   140,900  3,469,663
Weeks Corp.   17,400  548,100
  23,173,852
TOTAL CONSTRUCTION & REAL ESTATE   59,682,589
DURABLES - 4.5%
AUTOS, TIRES, & ACCESSORIES - 0.3%
Breed Technologies, Inc.   74,800  1,510,025
Piolax, Inc.   100,000  963,674
  2,473,699
CONSUMER ELECTRONICS - 1.8%
Gemstar International Group Ltd. (a)  359,800  13,897,275
HOME FURNISHINGS - 0.5%
Heilig-Meyers Co.   80,200  1,127,813
Meadowcraft, Inc.   63,500  992,188
Stanley Furniture Co, Inc. (a)  34,400  1,608,200
  3,728,201
TEXTILES & APPAREL - 1.9%
Ashworth, Inc. (a)  103,200  1,728,600
Burlington Industries, Inc. (a)  33,700  589,750
Cutter & Buck, Inc. (a)  137,600  3,646,400
Kellwood Co.   78,600  2,510,288
Pacific Sunwear of California, Inc. (a)  24,900  1,098,713
Quaker Fabric Corp. (a)  57,100  1,635,494
Tefron Ltd.   112,700  3,021,769
  14,231,014
TOTAL DURABLES   34,330,189
ENERGY - 0.1%
OIL & GAS - 0.1%
Frontier Oil Corp. (a)  48,500  424,375
Plains Resources, Inc. (a)  4,700  98,700
  523,075
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 5.5%
BANKS - 0.6%
Hanmi Bank (a)  44,478 $ 911,799
Southwest Bancorporation Texas, Inc. (a)  20,100  804,000
Sterling Bancshares, Inc.   156,600  2,740,500
  4,456,299
CLOSED END INVESTMENT COMPANY - 2.0%
Sirrom Capital Corp.   498,900  14,904,638
CREDIT & OTHER FINANCE - 2.4%
First Sierra Financial, Inc. (a)  61,400  1,550,350
FIRSTPLUS Financial Group, Inc. (a)  39,500  1,915,750
Insignia Financial Group, Inc. Class A (a)  27,400  729,525
Long Beach Financial Corp.   281,500  3,677,094
Medallion Financial Corp.   239,950  7,168,506
Resource Bancshares Mortgage Group, Inc.   140,000  2,485,000
United Panam Financial Corp.   69,000  914,250
  18,440,475
INSURANCE - 0.2%
FPIC Insurance Group, Inc. (a)  12,700  438,150
HSB Group, Inc.   20,000  1,320,000
  1,758,150
SAVINGS & LOANS - 0.3%
Albank Financial Corp.   35,000  1,837,500
TOTAL FINANCE   41,397,062
HEALTH - 9.9%
DRUGS & PHARMACEUTICALS - 3.8%
Alkermes, Inc. (a)  226,300  5,402,913
Barr Laboratories, Inc. (a)  48,650  1,973,366
Cellegy Pharmaceuticals, Inc. (a)  187,900  1,068,681
Cytyc Corp. (a)  291,400  4,225,300
Herbalife International, Inc. Class B (non-vtg) 52,500 1,312,500 Inhale Therapeutic Systems (a) 72,500 2,030,000
Medicis Pharmaceutical Corp. Class A (a)  33,900  1,449,225
Meridian Diagnostics, Inc.   227,800  2,861,738
Twinlab Corp. (a)  162,900  6,393,825
ViroPharma, Inc. (a)  88,600  1,927,050
  28,644,598
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - 3.9%
Cyberonics Inc. (a)  104,600 $ 2,510,400
ESC Medical Systems Ltd. (a)  342,500  11,131,250
Horizon Medical Products, Inc.   140,000  2,082,500
I-Stat Corp. (a)  127,500  1,625,625
Japan Lifeline Co. Ltd.   190,000  4,176,924
Resmed, Inc. (a)  135,300  5,352,806
Respironics, Inc. (a)  171,253  2,857,784
  29,737,289
MEDICAL FACILITIES MANAGEMENT - 2.2%
Alternative Living Services, Inc. (a)  103,800  3,633,000
Carematrix Corp. (a)  295,300  8,010,013
Phycor, Inc. (a)  210,000  4,777,500
  16,420,513
TOTAL HEALTH   74,802,400
HOLDING COMPANIES - 0.3%
Triarc Companies, Inc. Class A (a)  99,500  2,568,374
INDUSTRIAL MACHINERY & EQUIPMENT - 1.1%
ELECTRICAL EQUIPMENT - 0.8%
Choride Group PLC  1,900,000  1,317,426
Fuso Dentsu Co. Ltd.   24,000  144,551
Swisslog Holding AG (Reg)  21,800  2,323,320
VWR Corp. (a)  37,400  1,229,525
Vicor Corp. (a)  37,700  756,356
  5,771,178
POLLUTION CONTROL - 0.3%
Eastern Environmental Services Inc. (a)  93,600  2,445,300
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   8,216,478
MEDIA & LEISURE - 12.6%
BROADCASTING - 6.6%
BET Holdings, Inc. Class A (a)  131,300  8,140,600
CD Radio, Inc. (a)  239,200  6,877,000
Cable Michigan, Inc. (a)  36,500  1,204,500
Chum Ltd. Class B  63,700  2,448,373
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
BROADCASTING - CONTINUED
Forsoft Ltd. (a)  308,500 $ 5,668,688
MovieFone, Inc. Class A (a)  84,200  936,725
P4 Radio Hele Norge SA  236,600  2,756,874
Radiomutuel, Inc. Class A (a)  79,800  1,042,846
Scandinavian Broadcasting Corp. (a)  151,300  4,803,775
TCA Cable TV, Inc.   81,100  5,007,925
TVA Group, Inc. Class B (a)  1,500  12,841
Videotron Group Ltd.   901,000  10,987,421
  49,887,568
ENTERTAINMENT - 1.9%
Cinar Films, Inc. Class B (sub-vtg.) (a)  16,600  319,019
Holmes Place PLC  206,200  957,763
IMAX Corp. (a)  426,900  11,560,414
Premier Parks, Inc. (a)  28,100  1,563,063
  14,400,259
LEISURE DURABLES & TOYS - 0.5%
Coachmen Industries, Inc.   111,100  2,763,613
Galoob (Lewis) Toys, Inc. (a)  30,000  324,375
West Marine, Inc. (a)  26,200  656,638
  3,744,626
LODGING & GAMING - 0.6%
Players International, Inc. (a)  515,200  2,737,000
Sun International Hotels Ltd. Ord. (a)  42,100  1,933,969
  4,670,969
PUBLISHING - 0.7%
Applied Graphics Technologies, Inc. (a)  60,000  3,000,000
Playboy Enterprises, Inc. Class B (a)  75,200  1,316,000
Scholastic Corp. (a)  20,400  759,900
  5,075,900
RESTAURANTS - 2.3%
Landry's Seafood Restaurants, Inc. (a)  72,800  2,074,800
Logan's Roadhouse, Inc. (a)  62,100  1,606,838
Morton's Restaurant Group, Inc. (a)  93,100  2,292,588
New World Coffee & Bagels, Inc. (a)(d)  918,000  1,749,938
Papa John's International, Inc. (a)  14,800  617,900
PJ America, Inc. (a)  175,400  3,617,625
Shells Seafood Restaurants, Inc. (a)  56,300  619,300
ShowBiz Pizza Time, Inc. (a)  127,400  4,920,825
  17,499,814
TOTAL MEDIA & LEISURE   95,279,136
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONDURABLES - 0.8%
AGRICULTURE - 0.1%
Northland Cranberries, Inc. Class A  45,600 $ 760,950
BEVERAGES - 0.1%
Canadaigua Wine Co. Class A (a)  18,600  974,175
FOODS - 0.5%
Bernard Matthews  31,400  52,463
Corn Products International, Inc. (a)  9,800  349,125
Raisio Group PLC  17,000  3,118,122
  3,519,710
HOUSEHOLD PRODUCTS - 0.1%
Safeskin Corp. (a)  23,600  840,750
TOTAL NONDURABLES   6,095,585
PRECIOUS METALS - 0.7%
Getchell Gold Corp. (a)  98,500  2,425,563
Greenstone Resources Ltd. (a)  547,000  3,325,693
  5,751,256
RETAIL & WHOLESALE - 5.5%
APPAREL STORES - 0.5%
Happy Kids, Inc.   134,500  1,798,938
K&G Men's Center, Inc. (a)  89,200  2,001,425
  3,800,363
GENERAL MERCHANDISE STORES - 1.9%
David Jones Ltd.   2,977,100  3,386,191
Dollar Tree Stores (a)  26,300  1,426,775
Hudson's Bay Co. Ord.   127,400  2,768,888
Hudson's Bay Co. (b)  800  17,387
Party City Corp.   172,600  4,789,650
Stein Mart, Inc. (a)  50,300  1,773,075
  14,161,966
GROCERY STORES - 0.2%
Dominick's Supermarkets, Inc. (a)  37,600  1,506,350
Whittard of Chelsea PLC  162,600  510,744
  2,017,094
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
RETAIL & WHOLESALE - CONTINUED
RETAIL & WHOLESALE, MISCELLANEOUS - 2.9%
Action Performance Companies, Inc. (a) 184,500 $ 6,388,313 Barbeques Galore Ltd. sponsored ADR 228,500 2,199,313
Brylane, Inc. (a)  62,900  3,695,375
Finish Line, Inc. Class A (a)  40,400  999,900
Musicland Stores Corp. (a)  170,100  2,083,725
National Record Mart, Inc. (a)(d)  278,000  2,119,750
PC Connection, Inc.   39,100  847,981
Spec's Music, Inc. (a)(d)  450,000  1,153,125
Trans World Entertainment Corp. (a)  92,300  2,492,100
  21,979,582
TOTAL RETAIL & WHOLESALE   41,959,005
SERVICES - 12.3%
LEASING & RENTAL - 2.8%
Avis Europe PLC   2,251,400  8,689,386
Avis Rent A Car, Inc. (a)  220,100  5,763,869
Budget Group, Inc. Class A (a)  192,400  6,445,400
Hollywood Entertainment Corp. (a)  2,700  33,919
  20,932,574
PRINTING - 0.0%
Schawk, Inc. Class A  18,800  300,800
SERVICES - 9.5%
APAC Teleservices, Inc. (a)  419,800  3,988,100
Assisted Living Concepts, Inc. (a)  160,600  2,951,025
Balanced Care Corp.   273,600  2,257,200
Charles River Associates, Inc.   60,100  1,442,400
Childtime Learning Centers, Inc. (a)  230,300  3,828,738
Computer Horizons Corp.  (a)  10,000  379,375
Data Processing Resources Corp.  (a)  90,000  2,518,594
Diamond Technology Patners, Inc. Class A (a) 156,000 4,368,000 First Consulting Group, Inc. (a) 87,900 2,109,600
Hagler Bailly, Inc.   210,900  5,588,850
Harvey Nash Group PLC  550,500  4,010,221
MSB International PLC  125,000  2,004,960
Medialink Worldwide, Inc. (a)(d)  264,500  5,223,875
On Assignment, Inc.   53,000  1,709,250
Personnel Group of America, Inc. (a)  156,000  3,100,500
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - CONTINUED
SERVICES - CONTINUED
PSD Group PLC  191,969 $ 2,116,896
Premier Technologies, Inc. (a)  214,800  6,846,750
Professional Staff PLC sponsored ADR (a)  211,800  3,812,400
Ritchie Brothers Auctioneers, Inc. (a)  41,600  1,120,600
Semcon AB  226,400  1,868,276
Staff Leasing, Inc. (a)  162,800  4,761,900
Staffmark, Inc. (a)  55,000  2,337,500
Steiner Leisure Ltd. (a)  58,350  1,841,672
Robert Walters PLC  250,000  1,946,482
  72,133,164
TOTAL SERVICES   93,366,538
TECHNOLOGY - 15.4%
COMMUNICATIONS EQUIPMENT - 2.5%
Centigram Communications Corp. (a)  108,400  1,436,300
Davox Corp. (a)  66,900  1,496,888
Dialogic Corp. (a)  42,800  1,599,650
ITI Technologies, Inc. (a)  28,800  921,600
Inter-Tel, Inc.   275,600  6,511,050
Level One Communications, Inc. (a)  160,500  4,995,563
Xircom, Inc. (a)  114,000  1,945,125
  18,906,176
COMPUTER SERVICES & SOFTWARE - 7.8%
Avant! Corp. (a)  203,000  5,887,000
CSG Systems International, Inc. (a)  30,000  1,365,000
CACI International, Inc. Class A (a)  98,500  2,160,844
CheckFree Holdings Corp.  (a)  50,200  1,292,650
Ciber, Inc. (a)  48,200  1,566,500
Cotelligent Group, Inc. (a)  69,400  1,791,388
Dataworks Corp. (a)  82,100  1,816,463
Delphi Group PLC  70,000  866,644
EIS International, Inc.  (a)  326,800  2,042,500
EDB-Elektronisk Databehandling ASA  230,600  1,034,635
Engineering Animation, Inc. (a)  92,400  4,354,350
Fundtech Ltd.   60,000  1,267,500
Industrial-Matematik International Corp. (a) 218,600 4,863,850 Legato Systems, Inc. (a) 108,100 3,418,663
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTER SERVICES & SOFTWARE - CONTINUED
Manugistics Group, Inc. (a)  15,400 $ 924,000
Mechanical Dynamics, Inc. (a)  281,400  3,271,275
Mecon, Inc. (a)(d)  543,300  6,078,169
Quickresponse Services, Inc. (a)  63,000  2,961,000
Resco AB, Series B (d)  118,200  2,895,714
Security Dynamics Technologies, Inc. (a) 100,000 2,412,500 Symantec Corp. (a) 72,100 2,090,900
Technology Solutions, Inc. (a)  90,600  2,910,525
Tecnomatix Technologies (a)  14,000  355,250
Vantive Corp. (a)  43,400  1,388,800
  59,016,120
COMPUTERS & OFFICE EQUIPMENT - 0.8%
FileNet Corp. (a)  81,800  4,458,100
Stratus Computer, Inc. (a)  30,000  1,306,875
  5,764,975
ELECTRONIC INSTRUMENTS - 1.7%
Anadigics, Inc. (a)  90,000  1,501,875
Sawtek, Inc. (a)  87,800  2,666,925
Thermo Optek Corp.   156,000  2,808,000
Thermoquest Corp. (a)  175,500  3,137,063
Waters Corp. (a)  55,800  2,985,300
  13,099,163
ELECTRONICS - 2.6%
Brightpoint, Inc. (a)  163,500  3,188,250
Etec Systems, Inc. (a)  49,300  2,797,775
Maxwell Technologies, Inc. (a)  371,600  10,544,150
Micrel, Inc.   40,000  1,570,000
NeoMagic Corp. (a)  76,400  1,570,975
  19,671,150
TOTAL TECHNOLOGY   116,457,584
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.3%
Atlas Air, Inc.   65,000  2,535,000
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - CONTINUED
TRUCKING & FREIGHT - 0.7%
Air Express International Corp.   80,000 $ 2,100,000
USFreightways Corp.   90,200  3,224,650
  5,324,650
TOTAL TRANSPORTATION   7,859,650
UTILITIES - 1.0%
CELLULAR - 0.7%
General Communications, Inc. Class A (a)  20,000  141,250
Mobile Telecommunications Technologies, Inc. (a)  221,500  5,648,250
  5,789,500
TELEPHONE SERVICES - 0.3%
Newtel Enterprises Ltd.   63,900  1,783,993
U.S. LEC Corp. Class A  11,300  274,025
  2,058,018
TOTAL UTILITIES   7,847,518
TOTAL COMMON STOCKS
(Cost $601,230,483)   605,247,415
CONVERTIBLE BONDS - 0.4%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) AMOUNT

RETAIL & WHOLESALE - 0.4%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.4%
Action Performance Companies, Inc.
4 3/4%, 4/1/05 (b)
(Cost $2,798,613)  - $ 2,840,000  2,790,300
U.S. TREASURY OBLIGATIONS - 0.5%
U.S. Treasury Bills, yields at date of purchase,
 4.97% to 5.12%, 7/23/98 (c)
  (Cost $3,855,371)    3,900,000  3,855,371
CASH EQUIVALENTS - 19.3%
 MATURITY VALUE
 AMOUNT (NOTE 1)
Investments in repurchase agreements
(U.S. Treasury obligations), in a joint
trading account at 5.50%, dated
4/30/98 due 5/1/98  $146,366,358 $ 146,344,000
TOTAL INVESTMENT IN SECURITIES - 100%
(Cost $754,228,467)  $ 758,237,086
FUTURES CONTRACTS
    EXPIRATION UNDERLYING FACE UNREALIZED
   DATE AMOUNT AT VALUE GAIN/(LOSS)
494 Russell 2000 Index Futures Contracts   June, 1998 $ 120,289,000 $
786,593
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 15.9%
LEGEND
(a) Non-income producing
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,807,687 or 0.4% of net assets.
(c) Security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,855,371.
(d) Affiliated company (see Note 6 of Notes to Financial Statements). OTHER INFORMATION
Distribution of investments by country of issue, as a percentage of total value of investment in securities, is as follows:
United States   79.6%
Canada   6.5
United Kingdom   3.5
Israel   2.8
British Virgin   1.8
Australia   1.4
Sweden   1.3
Others (individually less than 1%)   3.1
TOTAL  100.0%
INCOME TAX INFORMATION
At April 30, 1998, the aggregate cost of investment securities for income tax purposes was $754,245,488. Net unrealized appreciation aggregated $3,991,598, of which $24,364,685 related to appreciated investment securities and $20,373,087 related to depreciated investment securities.
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 APRIL 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                  $ 758,237,086
AGREEMENTS OF $146,344,000) (COST $754,228,467) -
SEE ACCOMPANYING SCHEDULE

CASH                                                                       1,572,757

FOREIGN CURRENCY HELD AT VALUE (COST $89,737)                              89,738

RECEIVABLE FOR INVESTMENTS SOLD                                            4,608,356

RECEIVABLE FOR FUND SHARES SOLD                                            11,273,787

DIVIDENDS RECEIVABLE                                                       148,735

INTEREST RECEIVABLE                                                        13,490

REDEMPTION FEES RECEIVABLE                                                 750

RECEIVABLE FOR DAILY VARIATION ON FUTURES CONTRACTS                        2,223,000

PREPAID EXPENSES                                                           88,849

 TOTAL ASSETS                                                              778,256,548

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                           $ 39,221,527

PAYABLE FOR FUND SHARES REDEEMED                             146,812

ACCRUED MANAGEMENT FEE                                       335,032

OTHER PAYABLES AND ACCRUED EXPENSES                          555,751

 TOTAL LIABILITIES                                                         40,259,122

NET ASSETS                                                                $ 737,997,426

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                           $ 735,265,376

UNDISTRIBUTED NET INVESTMENT INCOME                                        343,622

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON                      (2,401,736)
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                  4,790,164
AND ASSETS AND LIABILITIES IN FOREIGN CURRENCIES

NET ASSETS, FOR 69,969,670 SHARES OUTSTANDING                             $ 737,997,426

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                   $10.55
SHARE ($737,997,426 (DIVIDED BY) 69,969,670 SHARES)


STATEMENT OF OPERATIONS

 MARCH 12, 1998 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1998

INVESTMENT INCOME                                                              $ 238,585
DIVIDENDS (INCLUDING $11,035 RECEIVED FROM
AFFILIATED ISSUERS)

INTEREST                                                                        869,381

 TOTAL INCOME                                                                   1,107,966

EXPENSES

MANAGEMENT FEE                                                   $ 380,263

TRANSFER AGENT FEES                                               140,022

ACCOUNTING FEES AND EXPENSES                                      29,422

NON-INTERESTED TRUSTEES' COMPENSATION                             27

CUSTODIAN FEES AND EXPENSES                                       133,905

REGISTRATION FEES                                                 269,985

AUDIT                                                             17,000

LEGAL                                                             1,633

MISCELLANEOUS                                                     350

 TOTAL EXPENSES BEFORE REDUCTIONS                                 972,607

 EXPENSE REDUCTIONS                                               (210,001)     762,606

NET INVESTMENT INCOME                                                           345,360

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                            (2,359,685)

 FOREIGN CURRENCY TRANSACTIONS                                    (1,738)

 FUTURES CONTRACTS                                                (42,051)      (2,403,474)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

 INVESTMENT SECURITIES                                            4,008,619

 ASSETS AND LIABILITIES IN FOREIGN CURRENCIES                     (5,048)

 FUTURES CONTRACTS                                                786,593       4,790,164

NET GAIN (LOSS)                                                                 2,386,690

NET INCREASE (DECREASE) IN NET ASSETS RESULTING                                $ 2,732,050
FROM OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS

                                                                             MARCH 12, 1998
                                                                             (COMMENCEMENT
                                                                             OF OPERATION) TO
                                                                             APRIL 30, 1998

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                                   $ 345,360
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                     (2,403,474)

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                         4,790,164

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              2,732,050
FROM OPERATIONS

SHARE TRANSACTIONS                                                            736,839,157
NET PROCEEDS FROM SALES OF SHARES

 COST OF SHARES REDEEMED                                                      (1,611,538)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING                              735,227,619
FROM SHARE TRANSACTIONS

REDEMPTION FEES                                                               37,757

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                     737,997,426

NET ASSETS

 BEGINNING OF PERIOD                                                          -

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $343,622)   $ 737,997,426

OTHER INFORMATION
SHARES

 SOLD                                                                         70,122,993

 REDEEMED                                                                     (153,323)

 NET INCREASE (DECREASE)                                                      69,969,670


FINANCIAL HIGHLIGHTS
     YEAR ENDED
     APRIL 30,

     1998 H

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME D                                            .01

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            .54

 TOTAL FROM INVESTMENT OPERATIONS                                   .55

REDEMPTION FEES ADDED TO PAID IN CAPITAL                             -

NET ASSET VALUE, END OF PERIOD                                     $ 10.55

TOTAL RETURN B, C                                                   5.50%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 737,997

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.50% A, E

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.48% A, F

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                .67% A

PORTFOLIO TURNOVER RATE                                             75% A

AVERAGE COMMISSION RATE G                                          $ .0222

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
G A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
H FOR THE PERIOD MARCH 12, 1998 (COMMENCEMENT OF OPERATIONS) TO APRIL
30, 1998.
NOTES TO FINANCIAL STATEMENTS
For the period ended April 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 14, 1998, the fund shares are no longer available for purchase except through the reinvestment of dividends and other distributions by shareholders. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S.
dollar amount actually received, and gains and losses between trade date and settlement on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses except for registering and qualifying the fund and shares of the fund for distribution under federal and state securities law. These expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
REDEMPTION FEES. Shares held in the fund less than 3 years are subject to a redemption fee equal to 3.00% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts'
2. OPERATING POLICIES -
CONTINUED
FOREIGN CURRENCY CONTRACTS -
CONTINUED
terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $641,894,649 and $35,505,331, respectively.
The market value of futures contracts opened and closed during the period amounted to $197,586,788 and $78,042,331, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. The fund's performance adjustment will not take effect until March 1999. For the period, the management fee was equivalent to an annualized rate of
 .74% of average net assets.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an
affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .27% of average net assets. ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $29,840 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets. For the period, the reimbursement reduced the expenses by $197,166.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $12,494 under this arrangement.
5. EXPENSE REDUCTIONS - CONTINUED
In addition, the fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $341 under this arrangement.
6. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
SUMMARY OF TRANSACTIONS WITH AFFILIATED COMPANIES
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mecon, Inc.  $ 2,295,586 $ - $ - $ 6,078,169
Medialink Worldwide, Inc.   -  -  -  5,223,875
National Record Mart, Inc.   245,000  -  -  2,119,750
New World Coffee & Bagels, Inc.   570,939  -  -  1,749,938
Resco AB, Series B   159,125  -  11,035  2,895,714
Spec's Music, Inc.   -  -  -  1,153,125
TOTALS  $ 3,270,650 $ - $ 11,035 $ 19,220,571
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Commonwealth Trust and the Shareholders of Fidelity Small Cap Stock Fund:
We have audited the accompanying statement of assets and liabilities of Fidelity Commonwealth Trust: Fidelity Small Cap Stock Fund, including the schedule of portfolio investments, as of April 30, 1998, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period March 12, 1998 (commencement of operations) to April 30, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Commonwealth Trust: Fidelity Small Cap Stock Fund as of April 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period March 12, 1998 (commencement of operations) to April 30, 1998, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND L.L.P.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
June 5, 1998
TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.
(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002
(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS
BUYING SHARES
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003
SELLING SHARES
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602
OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517
GENERAL CORRESPONDENCE
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500
MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpressprovides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
SM
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
 For mutual fund and brokerage trading.

 For quotes.*

 For account balances and holdings.

 To review orders and mutual
fund activity.

 To change your PIN.

  To speak to a Fidelity representative.
0
*
BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(PHONE_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call Fidelity at 1-800-544-7272 for significant savings on Web access from internetMCI. SM
(PHONE_GRAPHIC)
FIDELITY ON-LINE XPRESS+
TM
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Management & Research
 (U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FIDELITY'S GROWTH FUNDS
Blue Chip Growth Fund
Capital Appreciation Fund
Contrafund
Contrafund II
Disciplined Equity Fund
Dividend Growth Fund
Emerging Growth Fund
Export and Multinational Fund
Fidelity Fifty
Growth Company Fund
Large Cap Stock Fund
Low-Priced Stock Fund
Magellan(registered trademark) Fund
Mid-Cap Stock Fund
New Millennium(registered trademark) Fund
OTC Portfolio
Retirement Growth Fund
Small Cap Selector
Small Cap Stock Fund
Stock Selector
TechnoQuantGrowth Fund
SM
Trend Fund
Value Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
(registered trademark)
TouchTone Xpress  1-800-544-5555
SM
 AUTOMATED LINE FOR QUICKEST SERVICE
FIDELITY SMALL CAP STOCK FUND
 82 DEVONSHIRE STREET
 BOSTON, MASSACHUSETTS 02109


Correction:
The correct trading symbol for Small Cap Stock fund is FSLCX. Please disregard the trading symbol on page 7.